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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT (NO. 2-88373) UNDER
                          THE SECURITIES ACT OF 1933

                         PRE-EFFECTIVE AMENDMENT NO.                        [X]
                                                                            [X]
                     POST-EFFECTIVE AMENDMENT NO. 19
                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                                                            [X]
                             AMENDMENT NO. 21

                              VANGUARD STAR FUND
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                P.O. BOX 2600,
                            VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                 REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                 P.O. BOX 876
                            VALLEY FORGE, PA 19482

  IT IS REQUESTED THAT THIS FILING BECOME EFFECTIVE ON APRIL 30, 1997 PURSUANT TO PARAGRAPH (B) OF RULE 485.

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

  WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. WE FILED OUR RULE 24F-2 NOTICE FOR THE YEAR ENDED DECEMBER 31, 1996 ON FEBRUARY 27, 1997.

-------------------------------------------------------------------------------
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

                               VANGUARD STAR FUND

                             CROSS REFERENCE SHEET

  FORM N-1A
 ITEM NUMBER                                        LOCATION IN PROSPECTUS
  Item 1.    Cover Page............................ Cover Page
  Item 2.    Synopsis.............................. Not Applicable
  Item 3.    Condensed Financial Information....... Financial Highlights
  Item 4.    General Description of Registrant..... Investment Objectives;
                                                    Investment Limitations;
                                                    Investment Policies;
                                                    General Information
  Item 5.    Management of the Fund................ Management of the
                                                    Portfolio STAR Fund;
                                                    Investment Management
  Item 6.    Capital Stock and Other Securities.... Opening an Account and
                                                    Purchasing Shares; Selling
                                                    Shares; Share Price of the
                                                    Portfolio; Dividends,
                                                    Capital Gains,
                                                    Distributions and Taxes;
                                                    General Information
  Item 7.    Purchase of Securities Being Offered.. Cover Page; Opening an
                                                    Account and Purchasing
                                                    Shares
  Item 8.    Redemption or Repurchase.............. Selling Your Shares
  Item 9.    Pending Legal Proceedings............. Not Applicable
  FORM N-1A                                         LOCATION IN STATEMENT
 ITEM NUMBER                                        OF ADDITIONAL INFORMATION
  Item 10.   Cover Page............................ Cover Page
  Item 11.   Table of Contents..................... Cover Page
  Item 12.   General Information and History....... Management of Vanguard
                                                    STAR Fund; General
                                                    Information
  Item 13.   Investment Objective and Policies..... Investment Limitations
  Item 14.   Management of the Fund................ Management of Vanguard
                                                    STAR Fund; Investment
                                                    Management
  Item 15.   Control Persons and Principal Holders
             of Securities......................... Management of Vanguard
                                                    STAR Fund; General
                                                    Information
  Item 16.   Investment Advisory and Other          Management of Vanguard
             Services.............................. STAR Fund; Investment
                                                    Advisory Services;
                                                    Termination of Advisory
                                                    Agreement
  Item 17.   Brokerage Allocation.................. Not Applicable
  Item 18.   Capital Stock and Other Securities.... General Information;
                                                    Financial Statements
  Item 19.   Purchase, Redemption and Pricing of    Purchase of Shares;
             Securities Being Offered.............. Redemption of Shares
  Item 20.   Tax Status............................ Appendix
  Item 21.   Underwriters.......................... Not Applicable
  Item 22.   Calculations of Yield Quotations of
             Money Market Fund..................... Not Applicable
  Item 23.   Financial Statements.................. Financial Statements

================================================================================

[VANGUARD LOGO APPEARS HERE]

================================================================================

PROSPECTUS--APRIL 30, 1997
--------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT--1-800-662-7447 (SHIP)
--------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739 (CREW)
--------------------------------------------------------------------------------
INVESTMENT         Vanguard STAR Fund (the "Fund") is an open-end non-diversi-
OBJECTIVE AND      fied investment company which seeks to maximize total in-
POLICIES           vestment return (i.e., capital growth and income) subject
                   to the investment restrictions and asset allocation poli-
                   cies described in this Prospectus. The Fund consists of six portfolios; however this prospectus relates only to the
                   STAR Portfolio. The STAR Portfolio invests in a diversified portfolio of ten mutual funds (the "Vanguard Funds"), all
                   of which are members of The Vanguard Group of Investment
                   Companies. The STAR Portfolio will invest 60% to 70% of its assets in seven Vanguard Funds which invest primarily in
                   equity securities, and 30% to 40% of its assets in three
                   Vanguard Portfolios which invest primarily in fixed-income securities. There is no assurance that the STAR Portfolio
                   will achieve its stated objective. Shares of the Fund are
                   neither insured nor guaranteed by any agency of the U.S.
                   Government, including the FDIC.
--------------------------------------------------------------------------------
OPENING AN         The STAR Portfolio is designed primarily for tax-advantaged
ACCOUNT            retirement accounts and other long-term investment savings.
                   To open an Individual Retirement Account (IRA), please use a Vanguard IRA Adoption Agreement. To obtain a copy of this form, call 1-800-662-7447, Monday through Friday, from 8:00
                   a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                   (Eastern time). If you are establishing an investment ac-
                   count outside a Vanguard-sponsored retirement plan, com-
                   plete the Account Registration Form. If you need assistance in completing these forms, please call the Investor Infor-
                   mation Department. The minimum initial investment is $1,000 for all accounts.
--------------------------------------------------------------------------------

ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the STAR Portfolio before
                   you invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing additional information about Vanguard STAR Fund has been filed with
                   the Securities and Exchange Commission. This Statement is
                   dated April 30, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by writing to the Fund or by calling the Investor Informa-
                   tion Department.
--------------------------------------------------------------------------------
TABLE OF
CONTENTS

                                                                       Page
Portfolio Expenses....................................................  2
Financial Highlights..................................................  4
Yield and Total Return................................................  5
                               FUND INFORMATION
Investment Objective..................................................  5
Investment Policies...................................................  6
Investment Risks......................................................  7
Who Should Invest.....................................................  9
Implementation of Policies............................................ 10
Investment LimitationS................................................ 16
Management of the Portfolio........................................... 17
Investment Management................................................. 18
Performance Record.................................................... 25
Dividends, Capital Gains and Taxes.................................... 26
Share Price of the Portfolio.......................................... 27
General Information................................................... 28
                          SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares..............................  29
When Your Account Will Be Credited....................................  32
Selling Your Shares...................................................  33
Exchanging Your Shares................................................  35
Important Information about Telephone Transactions....................  37
Transferring Registration.............................................  37
Other Vanguard Services...............................................  38

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR AD-EQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OF-FENSE.
--------------------------------------------------------------------------------

PORTFOLIO           The following table illustrates all expenses and fees that
EXPENSES            you would incur as a shareholder of the STAR Portfolio. The expenses and fees set forth in the table are for the 1996 fiscal year.

                    SHAREHOLDER TRANSACTION EXPENSES
                    ------------------------------------------------------------

             Sales Load Imposed on Purchases.........................       None
             Sales Load Imposed on Reinvested Dividends..............       None
             Redemption Fees.........................................       None
             Exchange Fees...........................................       None

                    ANNUAL FUND OPERATING EXPENSES
                    ------------------------------------------------------------
             Management & Administrative Expenses....................       None
             Investment Advisory Fees................................       None
             12b-1 Fees..............................................       None
             Other Expenses
              Distribution Costs.....................................  None
              Miscellaneous Expenses.................................  None
                                                                       ----
             Total Other Expenses....................................       None
                                                                            ----
               TOTAL OPERATING EXPENSES..............................       NONE
                                                                            ====

                    The STAR Portfolio did not incur any expenses in fiscal year 1996, and has not incurred any operating expenses since its inception in 1985. However, while the STAR Port-folio is expected to operate without expenses, shareholders in the STAR Portfolio bear indirectly the expenses of the underlying Vanguard Funds in which the STAR Portfolio in-vests. The following chart provides the expense ratio for each of the underlying investments of the Portfolio for its 1996 fiscal year as well as the percentage of the STAR Portfolio's net assets invested in each Fund as of December 31, 1996:

                                                                    PERCENTAGE
                                                          EXPENSE OF PORTFOLIO'S
                                                           RATIO    NET ASSETS
                                                          ------- --------------
             Vanguard/Windsor Fund.......................  0.31%       15.0%
             Vanguard/Windsor II.........................  0.39        27.3
             Vanguard Explorer Fund......................  0.63         5.0
             Vanguard/Morgan Growth Fund.................  0.51         4.9
             GNMA Portfolio..............................  0.27        12.6
             Long-Term Corporate Portfolio...............  0.28        12.5
             Prime Portfolio.............................  0.32        12.6
             Vanguard/PRIMECAP Fund......................  0.59         5.1
             Vanguard U.S. Growth Portfolio..............  0.43         5.0
                                                                       ----
                                                                        100%

                    Based on these figures, the average weighted expense ratio for the STAR Portfolio's underlying investments on December 31, 1996 was .37 of 1%. This figure is only an approxima-tion of the Portfolio's underlying expense ratio, since the assets of the Portfolio invested in each of the underlying Funds change daily.

                    Using an expense ratio of .37% for the STAR Portfolio's un-derlying funds, the following example illustrates the ex-penses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table showing shareholder transaction expenses, the Portfolio charges no redemption fees of any kind.

                  1 YEAR           3 YEARS                 5 YEARS                 10 YEARS
                  ------           -------                 -------                 --------
                    $4               $12                     $21                     $47

                    THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

FINANCIAL          The following financial highlights, insofar as they relate
HIGHLIGHTS         to each of the fiscal years ended December 31, 1996, have
                   been audited by Price Waterhouse LLP, independent accoun-tants, whose report on the financial statements which con-tain this information, was unqualified. This information should be read in conjunction with the STAR Portfolio's financial statements and notes thereto, which, together with the remaining portions of the Portfolio's 1996 Annual
                   Report to Shareholders, are incorporated by reference in the Statement of Additional Information and this Prospec-tus, and which appear, along with the report of Price
                   Waterhouse LLP, in the Portfolio's 1996 Annual Report to
                   Shareholders. For a more complete discussion of the Port-folio's performance, please see the Portfolio's 1996 An-nual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor
                   Information Department at 1-800-662-7447.

                                                 YEAR ENDED DECEMBER 31,
                          --------------------------------------------------------------------------------
                            1996    1995    1994     1993    1992    1991    1990     1989    1988    1987
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $15.03  $12.61  $13.41   $12.89  $12.30  $10.73  $12.05   $11.12  $ 9.98  $11.34
                          ------  ------  ------   ------  ------  ------  ------   ------  ------  ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .58    .590     .53      .47     .51     .62     .73      .84     .64     .72
 Capital Gain
  Distributions
  Received..............     .63    .435     .26      .36     .18     .35     .18      .34     .16     .59
                          ------  ------  ------   ------  ------  ------  ------   ------  ------  ------
 Total Distributions
  Received..............    1.21   1.025     .79      .83     .69     .97     .91     1.18     .80    1.31
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........    1.19   2.550    (.82)     .56     .59    1.59   (1.34)     .90    1.06   (1.07)
                          ------  ------  ------   ------  ------  ------  ------   ------  ------  ------
 TOTAL FROM INVESTMENT
  OPERATIONS............    2.40   3.575    (.03)    1.39    1.28    2.56    (.43)    2.08    1.86     .24
-----------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.59)  (.590)   (.52)    (.47)   (.51)   (.62)   (.73)    (.77)   (.69)   (.85)
 Distributions From
  Realized Capital
  Gains.................    (.98)  (.565)   (.25)    (.40)   (.18)   (.37)   (.16)    (.38)   (.03)   (.75)
                          ------  ------  ------   ------  ------  ------  ------   ------  ------  ------
 TOTAL DISTRIBUTIONS....   (1.57) (1.155)   (.77)    (.87)   (.69)   (.99)   (.89)   (1.15)   (.72)  (1.60)
-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $15.86  $15.03  $12.61   $13.41  $12.89  $12.30  $10.73   $12.05  $11.12  $ 9.98
===========================================================================================================
TOTAL RETURN............   16.11%  28.64%  (0.21)%  10.88%  10.51%  24.18%  (3.62)%  18.80%  19.04%   1.66%
===========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $5,863  $4,842  $3,766   $3,628  $2,489  $1,574  $1,038     $949    $681    $567
Ratio of Expenses to
 Average Net Assets.....       0%      0%      0%       0%      0%      0%      0%       0%      0%      0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.71%   4.12%   4.01%    3.67%   4.36%   5.48%   6.65%    6.42%   5.87%   6.08%
Portfolio Turnover Rate.      18%     13%      9%       3%      3%     11%     12%       7%     21%     17%
-------------------------------------------------------------------------------

YIELD AND TOTAL    From time to time the STAR Portfolio may advertise its
RETURN             yield and total return. Both yield and total return fig-
                   ures are based on historical earnings and are not intended to indicate future performance. The "total return" of the Portfolio refers to the average annual compounded rates of return over one-, five- and ten- year periods or for the life of the Portfolio (as stated in the advertisement) that would equate an initial amount invested at the begin-ning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of the Portfolio is calculated by dividing net in-
                   vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-
                   od. Net investment income includes interest and dividend
                   income earned on the Portfolio's securities; it is net of
                   all expenses and all recurring and nonrecurring charges
                   that have been applied to all shareholder accounts. The
                   yield calculation assumes that net investment income
                   earned over 30 days is compounded monthly for six months
                   and then annualized. Methods used to calculate advertised
                   yields are standardized for all stock and bond mutual
                   funds. However, these methods differ from the accounting
                   methods used by the Portfolio to maintain its books and
                   records, and so the advertised 30-day yield may not fully
                   reflect the income paid to an investor's account.
-------------------------------------------------------------------------------
INVESTMENT         The objective of the STAR Portfolio is to maximize total
OBJECTIVE          investment return (i.e., capital growth and income) sub-
                   ject to the investment restrictions and asset allocation
THE STAR           policies described in this Prospectus. The Portfolio in-
PORTFOLIO SEEKS    vests in a diversified portfolio of ten mutual funds (the
TO MAXIMIZE        "Vanguard Funds"), all of which are members of The Van-
TOTAL INVESTMENT   guard Group of Investment Companies. There is no assurance
RETURN             that the Portfolio will achieve its stated objective.

                   This investment objective is fundamental and so cannot be changed without the approval of a majority of the Fund's shareholders.
-------------------------------------------------------------------------------

INVESTMENT         The Portfolio will invest 60% to 70% of its assets in
POLICIES           seven Vanguard Funds which invest primarily in equity se-
                   curities and 30% to 40% of its assets in three Vanguard
THE STAR           Funds which invest primarily in fixed-income securities.
PORTFOLIO          The following table shows how the Portfolio's assets are
INVESTS IN A       divided among the ten Vanguard Funds:
DIVERSIFIED
PORTFOLIO OF
VANGUARD FUNDS

                                  PERCENTAGE
             INVESTMENT           OF STAR'S                 VANGUARD
             CATEGORY             NET ASSETS                 FUNDS
             -----------------    ----------     ------------------------------
             Equity Funds           60-70%       Vanguard/Windsor Fund
                                                 Vanguard/Windsor II
                                                 Vanguard Explorer Fund
                                                 Vanguard/Morgan Growth Fund
                                                 Vanguard U.S. Growth Portfolio
                                                 Vanguard/PRIMECAP Fund
                                                 500 Portfolio
             Bond Funds             20-30%       GNMA Portfolio
                                                 Long-Term Corporate Portfolio
             Money Market Fund      10-20%       Prime Portfolio

                   As investments for the Portfolio, the Fund's Trustees have chosen Vanguard/ Windsor Fund, Vanguard/Windsor II, Van-guard Explorer Fund, Vanguard/Morgan Growth Fund, the Van-guard U.S. Growth Portfolio of Vanguard World Fund,
                   Inc. ("Vanguard U.S. Growth Portfolio"), Vanguard/PRIMECAP Fund, Inc. ("Vanguard/PRIMECAP"), the 500 Portfolio of Vanguard Index Trust ("500 Portfolio"), the GNMA and Long-Term Corporate Portfolios of Vanguard Fixed Income Securi-ties Fund, and the Prime Portfolio of Vanguard Money Mar-ket Reserves. The 500 Portfolio, although approved as an additional investment by the Fund's Trustees, is not cur-rently being purchased by the STAR Portfolio. The selec-tion of the Vanguard Funds in which the Portfolio will in-vest, as well as the maximum and minimum amounts of the Portfolio's assets which can be invested in each Fund, are fundamental policies and so cannot be changed without the approval of a majority of the Portfolio's shareholders. See "Implementation of Policies" for a description of the ten Vanguard Funds in which the Portfolio invests.

THE PORTFOLIO      The allocation of the Portfolio's assets among the Van-
HOLDS A STEADY     guard Funds will be made by the Officers of the Fund under
BALANCE OF         the supervision of the Fund's Board of Trustees, within
STOCKS, BONDS      the percentage ranges set forth in the table above. The
AND CASH           ranges specified for the Portfolio's investments in the
RESERVES           underlying Funds are narrow and permit little variation in the Portfolio's investment program. It is expected that the Portfolio's allocation of investments between the "in-vestment categories" listed above will be quite constant.

                   Since inception on March 29, 1985, the STAR Portfolio has maintained fixed allocation targets for its investments in equity (stock), bond and money market funds. The Portfolio's investment in equity funds has been targeted at 62.5% of assets, the Portfolio's investment in bond funds has been targeted at 25% of assets, and the Portfolio's investment in the money market fund at 12.5% of assets. This policy reflects the Board of Trustees' be-lief that holding relatively steady proportions of stocks, bonds and money market instruments is more likely to pro-vide favorable long-term investment returns, with moderate risk, than frequently rebalancing the Portfolio's invest-ment holdings based on short-term events.

                   The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolio maintains a consistent investment approach in pursuit of its objective. Of course, due to the limits set on the Fund's investments, the STAR Portfolio does not have the same flexibility to maximize total return as a mutual fund that is not so constrained in periods when a greater com-mitment to stocks or to fixed-income securities would pro-vide a higher total investment return.

                   From time to time, the Portfolio's investments in the un-derlying Vanguard Funds may be limited by certain factors. The Board of Trustees or Directors of any of the under-lying Vanguard Funds may impose limits on additional in-vestments in a particular Fund. For example, restrictions on additional investments in Vanguard/Windsor Fund imposed by its Board of Directors have limited the Portfolio's in-vestment in that Fund.

                   See "Implementation of Policies" for a description of
                   other investment practices of the STAR Portfolio.
-------------------------------------------------------------------------------
INVESTMENT RISKS   Like any investment program, an investment in the STAR
                   Portfolio entails certain risks. The Portfolio invests in common stock funds and fixed-income funds and is therefore subject to stock market risk, bond market risk and infla-tion risk.

MARKET RISK--      As a mutual fund investing a little more than 60% of its
STOCKS             assets in common stocks, The Portfolio is subject to stock
                   MARKET RISK--i.e., the possibility that stock prices in general will decline over short or even extended periods.
                   The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                                   OVER VARIOUS TIME HORIZONS

                             1 YEAR          5 YEARS         10 YEARS         20 YEARS
                             -------         -------         --------         --------
                Best          +53.9%          +23.9%          +20.1%           +16.9%
                Worst        -43.3           -12.5           - 0.9            + 3.1
                Average      +12.7           +10.4           +10.8            +10.8

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and in-terim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many invest-ors to recover their losses (assuming dividends were rein-vested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK--      The bond market is typically less risky than the stock
BONDS              market, although there have been times when some bonds
                   were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide.
                   Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its ma-turity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when in-terest rates fall, bond prices generally rise.

                   From time to time, the stock and bond markets may fluctu-ate independently of one another. In other words, a de-cline in the stock market may in certain instances be off-set by a rise in the bond market, or vice versa. As a re-sult, the Portfolio, with its balance of common stock, bond and money market investments, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclu-sively in common stocks.


INFLATION RISK     Like market risk, inflation represents a significant
                   threat to even a well-diversified portfolio because infla-tion erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged
                   3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against in-flation.

                   The Portfolio is concentrated in investment companies in The Vanguard Group, so investors should be aware that the Portfolio's performance is directly related to the invest-ment performance of the Vanguard Funds in which it in-vests. First, changes in the net asset values of the un-derlying Vanguard Funds affect the Portfolio's net asset value. Second, over the long-term, the Portfolio's ability to meet its investment objective depends on the underlying Vanguard Funds meeting their investment objectives.

INVESTORS ARE      The investment advisers manage the underlying Vanguard
EXPOSED TO         Funds (except for the 500 Portfolio) according to the tra-
MANAGER RISK       ditional methods of "active" investment management, which
                   involve the buying and selling of securities based upon
                   economics, financial and market analysis and investment
                   judgement. MANAGER RISK refers to the possibility that
                   each Fund's investment adviser may fail to execute the
                   Fund's investment strategy effectively. As a result, the
                   Fund may fail to achieve its stated objective.
-------------------------------------------------------------------------------
WHO SHOULD         The STAR Portfolio is designed primarily for investors
INVEST             planning for future retirement through investments in cer-
                   certain tax-advantaged accounts. Because of the risks associ-
INVESTORS          ated with common stock and bond investments, the Portfolio
SEEKING A          is intended to be a long-term investment vehicle and is
BALANCED           not designed to provide investors with a means of specu-
RETIREMENT         lating on short-term stock and bond market movements. In-
INVESTMENT         vestors who engage in excessive account activity generate
PROGRAM            additional costs which are borne by all of the Portfolio's shareholders. In order to minimize such costs the Portfo-lio has adopted the following policies. The Portfolio re-serves the right to reject any purchase request (including exchange purchases from other Vanguard portfolios) that is reasonably deemed to be disruptive to efficient portfolio management, either because of the timing of the investment or previous excessive trading by the investor. Addition-ally, the Portfolio has adopted exchange privilege limita-tions as described in the section "Exchange Privilege Lim-itations." Finally, the Portfolio reserves the right to suspend the offering of its shares. The Portfolio seeks to provide individuals with a diversified investment program consisting of Vanguard Funds which may invest in equity and fixed-income securities. As the Portfolio invests a significant portion of its portfolio (60% to 70% of as-sets) in mutual funds investing primarily in equity secu-rities, which Vanguard's management believes to offer the best potential for high long-term rewards, investors should consider their investment in the Portfolio as a long-term investment.

                   The STAR Portfolio may be especially suitable for tax-
                   advantaged retirement accounts, including: Individual Re-
                   tirement Accounts (IRAs), Simplified Employee Plans
                   (SEPs), 403(b)(7) tax-sheltered retirement plans for em-
                   ployees of non-profit organizations, 401(k) savings plans, profit-sharing and money-purchase pension plans, and other corporate pension and savings plans. While the Portfolio
                   is specifically designed for tax-advantaged retirement ac-
                   counts,
                   shares may also be purchased by investors for other long-
                   term investment savings purposes.
-------------------------------------------------------------------------------
IMPLEMENTATION     The Vanguard Funds in which the STAR Portfolio may invest,
OF POLICIES        as well as certain other investment practices of the Port-
                   folio, are described below. Investors desiring more infor-mation on a Vanguard Fund described below should call Van-guard's Investor Information Department (1-800-662-7447) for the Fund's prospectus.

THE PORTFOLIO      Vanguard/Windsor Funds, consisting of Vanguard/Windsor
INVESTS IN THREE   Fund and Vanguard/Windsor II, and the 500 Portfolio are
GROWTH AND         growth and income mutual funds. All three Funds seek to
INCOME STOCK       provide long-term growth of income and capital and, as a
FUNDS              secondary objective, to provide current income. The
                   Vanguard/Windsor Funds have different investment advisers and advisory fee structures. Although Vanguard/Windsor
                   Fund and Vanguard/Windsor II invest primarily in common stocks, either Fund may invest in fixed-income securities and preferred stocks when, in the judgment of the Fund's investment adviser, economic and market conditions make such a course desirable.

                   VANGUARD/WINDSOR FUND'S stocks are selected principally on the basis of fundamental economic value. Key to the valua-tion process is the relationship of a company's earning power and dividend payout to the market price of its stock. Vanguard/Windsor Fund's holdings are usually char-acterized by relatively low price-earnings ratios and above-average dividend payout yields, and are deemed by the investment adviser at the time of purchase to be over-looked or undervalued by the market in general.

                   VANGUARD/WINDSOR II emphasizes income-producing stocks which the investment adviser believes to be undervalued by the market at the time of purchase. Generally, these secu-rities are characterized by below-average price-earnings ratios relative to the stock market, as measured by the Standard & Poor's 500 Composite Stock Price Index. Stocks are selected with greater emphasis on statistical measures of current value (such as low price-earnings and low price-to-book value ratios) than on forecasts of future earnings. If a stock has reached a fully valued position as determined by the adviser, ordinarily the stock will be sold regardless of the time it has been held and replaced with securities that are considered undervalued.

                   Vanguard/Windsor II Fund's assets are managed by three un-affiliated investment advisers and by Vanguard's Core Man-agement Group. Each adviser independently chooses common stock investments for the Fund. Barrow, Hanley, Mewhinney & Straus, Inc., (BHM&S) which is responsible for about 72% of the Fund's assets, uses traditional methods of stock selection--research and analysis--to identify undervalued securities. Tukman Capital Management, Inc., which manages about 10% of the Fund's assets, uses traditional research methods to select undervalued, typically financially sound companies in growing business sectors only and holds them
                   for three to five years. Equinox Capi     -
                   tal Management, Inc., which manages about 10% of the Fund's assets, uses its fundamental research and proprie-tary software to identify undervalued securities with at-tractive growth and dividend prospects. Vanguard Core Man-agement Group, which is responsible for about 8% of the Fund's assets, uses the "quantitative" method to evaluate and select equities. The Vanguard Core Management Group uses computerized techniques attempting to outperform the Russell 1000 Value Index, a benchmark of large- and mid-cap stocks.

                   The 500 PORTFOLIO is one of six Portfolios of Vanguard In-dex Trust, an open-end diversified investment company. The 500 Portfolio is an "index fund" which seeks to match the investment performance of the Standard & Poor's 500 Com-posite Stock Price Index ("S&P 500"), an index emphasizing large-capitalization stocks. The 500 Portfolio attempts to duplicate the investment results of the S&P 500 by holding all 500 stocks in approximately the same proportions as they are represented in the S&P 500.

                   The 500 Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. In-stead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to duplicate the investment performance of the S&P 500 through statistical procedures. The 500 Portfolio pays no advisory fees. All index match-ing services are provided to the 500 Portfolio on an at-cost basis by the Core Management Group of The Vanguard Group, Inc.

THE PORTFOLIO      Vanguard/Morgan Growth Fund, the Vanguard U.S. Growth
INVESTS IN THREE   Portfolio and Vanguard/PRIMECAP Fund are growth stock
GROWTH FUNDS AND   funds, and Vanguard Explorer Fund is an aggressive growth
ONE AGGRESSIVE     stock fund. Each Fund seeks to provide long-term growth of
GROWTH STOCK       capital, with dividend income expected to be incidental to
FUND               this objective. Each Fund generally invests in a diversi-
                   fied portfolio of common stocks but may also, from time to time, hold securities that are convertible into common stocks.

                   VANGUARD/MORGAN GROWTH FUND invests mainly in large-capi-talization common stocks. The Fund also includes stocks of smaller companies that--even though they may not have a long history of growth--one of the Fund's advisers finds attractive. All stocks are chosen for their above-average earnings growth potential. At times, the Fund may also in-vest in securities that are convertible into common stocks.

                   Vanguard/Morgan Growth Fund's assets are managed by three unaffiliated investment advisers and by Vanguard's Core Management Group. Each adviser independently chooses com-mon stock investments for the Fund. Wellington Management Company, which is currently responsible for approximately 39% of Vanguard/Morgan Growth Fund's equity investments, utilizes traditional methods of securities valuation, in-cluding fundamental company research and relative valua-tion techniques, in selecting growth stocks for the Fund. Husic Capital Management, manages approximately 12% of the
                   Fund, with an ap     -
                   proach that includes investment themes, candidate uni-verses, and event-driven hurdles as key elements. In con-trast, Franklin Portfolio Associates LLC and Vanguard's Core Management Group, which are each responsible for ap-proximately 35% and 9%, respectively, of Vanguard/Morgan Growth Fund's equity investments, are "quantitative" in-vestment managers. They utilize computerized techniques attempting to outperform--the returns of a specific stan-dard, the Growth Fund Stock Index. The Growth Fund Stock Index, a benchmark calculated by Morningstar, Inc. (an in-dependent company which provides mutual fund statistics), is a measure of the composite performance of the common stock holdings of the 50 largest growth mutual funds.

                   The VANGUARD U.S. GROWTH PORTFOLIO is one of two Portfolios of Vanguard World Fund, an open-end diversified investment company. The Vanguard U.S. Growth Portfolio, which invests in equity securities of companies based in the United States, seeks to provide long-term capital appreciation. Dividend income is incidental to this objective. The Vanguard U.S. Growth Portfolio seeks to achieve this objective by investing chiefly in equity securities, including common stocks and securities, convertible into common stocks, which offer favorable prospects for capital growth but little current income.

                   The Vanguard U.S. Growth Portfolio invests primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. In selecting securities for the Vanguard U.S. Growth Portfolio, Lincoln Capital Man-agement ("Lincoln") its investment adviser, emphasizes common stocks of high-quality, established growth compa-nies. Such companies tend to have exceptional growth rec-ords, strong market positions, reasonable financial strength, and relatively low sensitivity to changing eco-nomic conditions. Lincoln seeks to identify common stocks that sell at attractive valuations and companies that have the best prospects for continued above-average growth.

                   VANGUARD/PRIMECAP FUND is an open-end diversified invest-ment company that seeks to provide long-term growth of capital by investing principally in common stocks. Divi-dend income is incidental to this objective. Vanguard/PRIMECAP selects stocks primarily on the basis of above-average earnings growth potential and quality of management. Vanguard/PRIMECAP will invest primarily in common stocks which offer favorable prospects for capital growth but which generally provide little current income.

                   Common stocks are selected for Vanguard/PRIMECAP on the basis of several fundamental factors, including above-av-erage growth in corporate earnings, consistency of earn-ings growth, and earnings quality. These factors for a particular security are evaluated in relationship to stocks in general (as measured, for example, by the Stan-dard & Poor's 500 Composite Stock Price Index) and to the individual stock's current market price. Companies with cyclically depressed earnings may also be considered as investments for Vanguard/PRIMECAP if, in the opinion of Vanguard/PRIMECAP's investment adviser, such securities are likely to provide above-aver-age growth in earnings in the future.

                   Securities purchased by VANGUARD EXPLORER FUND may be issued by small or unseasoned companies with speculative risk characteristics. Such securities ordinarily pay negligible dividends, if any, and trade in established over-the-counter markets. The median market capitalization of the companies included in Vanguard Explorer Fund is expected to range from $250 million to $1 billion. By comparison, for companies included in the Russell 2000 Small Company Index, a benchmark of the market for small company stocks, the median market capitalization is approximately $550 million. Also, for companies in the Standard & Poor's 500 Composite Stock Price Index, a widely-used measure of the broad stock market, the median capitalization is approximately $24.5 billion.

                   Vanguard Explorer Fund's assets are managed by two unaf-filiated investment advisers. Granahan Investment Manage-ment, Inc., which specialized in small company stock in-vestments, manages about 53% of the Fund, and Wellington Management Company, LLP manages about 42% of the Fund's assets. Each advisor also maintains a moderate cash re-serve accounting for approximately 5% of the fund's re-maining assets.

THE PORTFOLIO      Both the GNMA and Long-Term Corporate Portfolios of Van-
INVESTS IN TWO     guard Fixed Income Securities Fund are bond funds, which
BOND FUNDS         seek to provide a high and stable level of dividend income by investing in fixed-income securities. The two Portfo-lios have distinct investment policies.

                   Under normal circumstances, the GNMA PORTFOLIO invests at least 80% of its assets in Government National Mortgage Association ("GNMA") securities, which offer the combined benefits of a U.S. Government guarantee of timely payment of interest and principal and yields that usually exceed those of comparable U.S. Treasury securities.

                   GNMA certificates are mortgage-backed securities repre-senting proportionate ownership of a pool of mortgage loans. These loans--issued by lenders such as mortgage bankers, commercial banks and savings and loan associa-tions--are either insured by the Federal Housing Adminis-tration (FHA) or guaranteed by the Veterans Administration
                   (VA). A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, a gov-ernment corporation within the U.S. Department of Housing and Urban Development, the timely payment of interest and principal on each mortgage is guaranteed by the full faith and credit of the U.S. Government.

                   As mortgage-backed securities, GNMA certificates differ from ordinary corporate or government bonds in that prin-cipal is paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA certificates are called "pass through" securities because both interest and prin-cipal payments (including prepayments) are passed through to holders of the certificates (such as the Portfolio). Upon receipt, principal payments are used by the GNMA Portfolio to purchase additional GNMA certificates or other U.S. Government guaranteed securities.

                   The GNMA Portfolio is exposed to PREPAYMENT RISK. Prepay-ment risk is the possibility that, as interest rates fall, homeowners are likely to refinance their home mortgages, which causes the principal on GNMA certificates held by the GNMA Portfolio to be "prepaid" earlier than expected. The GNMA must then reinvest the unanticipated principal in new GNMA certificates, which reduces the income earned by the GNMA Portfolio.

                   Besides investing in GNMA certificates, the GNMA Portfolio may invest up to 15% of its net assets in restricted secu-rities (securities which are not freely marketable or which are subject to restrictions on sale under the Secu-rities Act of 1933).

                   The LONG-TERM CORPORATE PORTFOLIO invests in a diversified portfolio of investment grade corporate bonds. Investment grade bonds are generally considered to be those bonds having one of the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, or Baa) or by Stan-dard & Poor's Corporation (AAA, AA, A, or BBB). At least 80% of the Portfolio's assets will be invested in straight debt securities, and at least 70% of the Portfolio's as-sets will be rated A or better by Moody's Investors Serv-ice, Inc. or Standard & Poor's Corporation. Securities rated Baa or BBB are considered as medium-grade obliga-tions. Interest payments and principal are regarded as ad-equate for the present but certain protective elements found in higher rated bonds may be lacking. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

THE PORTFOLIO      The PRIME PORTFOLIO of Vanguard Money Market Reserves is a
INVESTS IN ONE     money market fund, and so seeks to provide the maximum
MONEY MARKET       current income that is consistent with the preservation of
FUND               capital and liquidity. The Prime Portfolio also seeks to
                   maintain a constant net asset value (price) of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Portfolio will be able to maintain a constant net asset value of $1.00 per share.

                   The Prime Portfolio invests in the following money market instruments:

                   (a) Negotiable certificates of deposit and bankers' ac-
                       ceptances of U.S. banks having total assets in excess of $1 billion.

                   (b) Commercial paper (including variable amount master de-
                       mand notes) rated Prime-1 by Moody's Investors Serv-ice, Inc. or A-1 by Standard & Poor's Corporation or, if unrated, issued by a corporation having an out-standing debt issue rated Aa3 or better by Moody's or AA- or better by Standard & Poor's.

                   (c) Short-term corporate debt obligations rated Aa3 or
                       better by Moody's or AA- or better by Standard &
                       Poor's.

                   (d) Eurodollar and Yankee bank obligations.

                   (e) U.S. Treasury obligations, including bills, notes,
                       bonds and other debt obligations issued by the U.S. Treasury, as well as securities issued or guaranteed by agencies or instrumentalities of the U.S. Govern-ment, state and municipal governments.

                   (f) Repurchase agreements that are collateralized by secu-
                       rities described in (a) through (e) above.

                   In addition, up to 10% of the Prime Portfolio's assets may be invested in certain commercial paper, which is not freely marketable or which is subject to restrictions on sale under the Securities Act of 1933.


THE PORTFOLIO      The STAR Portfolio and each of its underlying Vanguard
AND EACH           Funds are authorized to invest temporarily in certain
UNDERLYING FUND    short-term fixed income securities. Such securities may be
MAY INVEST IN      used to invest uncommitted cash balances, to maintain li-
SHORT-TERM FIXED   quidity to meet shareholder redemptions, or to take a tem-
INCOME             porary defensive position against market declines. These
SECURITIES         securities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and re-purchase agreements collateralized by these securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.


SOME OF THE        The Portfolio's underlying equity and bond mutual funds
VANGUARD FUNDS     (but not the Portfolio itself ) may invest in futures con-
MAY INVEST IN      tracts and options to a limited extent. Specifically, the
FUTURES            Portfolio's seven equity funds--Vanguard/Windsor Fund,
CONTRACTS AND      Vanguard/Windsor II, the 500 Portfolio, Vanguard/Morgan
OPTIONS            Growth Fund, the Vanguard U.S. Growth Portfolio,
                   Vanguard/PRIMECAP Fund and Vanguard Explorer Fund--may in-vest in equity futures contracts and options, while the Portfolio's two fixed-income funds--the GNMA and Long-Term
                   Corporate Portfolios--may invest in bond futures contracts and options. The Portfolio's money market fund, the Prime
                   Portfolio, and the Portfolio itself are not permitted to invest in futures contracts or options.

                   Futures contracts and options may be used for several rea-sons: to simulate full investment in the underlying secu-rities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. While futures contracts and op-tions can be used as leveraged instruments, a Fund may not use futures contracts or options transactions to leverage its assets.

                   The underlying Vanguard Funds will not use futures con-tracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associ-ated with the use of futures contracts and options by the underlying Funds are: (i) imperfect correlation between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures po-sition prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in con-tracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Additionally, investments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                   The underlying Funds may enter into futures contracts pro-vided that not more than 5% of their respective assets are required as a futures contract deposit. In addition the underlying Funds may enter into futures contracts and op-tions transactions to the extent that not more than 20% of their respective assets are committed to such contracts or transactions.


EACH OF THE        Each of the Portfolio's underlying Funds, except Prime,
PORTFOLIO'S        (and not the Portfolio itself) may lend its investment se-
FUNDS MAY LEND     curities to qualified institutional investors on a short-
ITS SECURITIES     term or long-term basis for the purpose of realizing addi-
                   tional net investment income. Loans of securities by a Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO          The Portfolio's turnover rate is not expected to exceed
TURNOVER IS        25% annually. A portfolio turnover rate of 25% would occur
EXPECTED TO BE     if one quarter of the Portfolio's investments were sold
LOW                within a year. The Fund's Officers will purchase or sell
                   securities: (i) to accommodate purchases and sales of
                   Portfolio shares; (ii) on those occasions when they deem
                   that market conditions warrant a change in the percentage
                   of the Portfolio's assets invested in each of the under-
                   lying Vanguard Funds; and (iii) to maintain or modify the
                   allocation of the Portfolio's assets between the under-
                   lying Vanguard Funds in which the Portfolio invests within the percentage limits described under "Investment Poli-
                   cies."
-------------------------------------------------------------------------------
INVESTMENT         The Fund has adopted the following fundamental limitations
LIMITATIONS        on its investment practices. Specifically, the STAR Port-
                   folio will not:

THE FUND HAS       (a) borrow money, except from banks for temporary or emer-
ADOPTED CERTAIN        gency purposes, and then only in an amount not in ex-
FUNDAMENTAL            cess of 5% of the lower of the market value or cost of
LIMITATIONS            its assets, in which case it may pledge, mortgage or
                       hypothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets; and

                   (b) invest more than 25% of its assets in any one indus-
                       try, except for investment companies which are members of The Vanguard Group of Investment Companies.

                   These investment limitations are considered at the time
                   investment securities are purchased. The limitations de-
                   scribed here and in the Statement of Addi- tional Informa-
                   tion may be changed only with the approval of a majority
                   of the Fund's shareholders.
-------------------------------------------------------------------------------
MANAGEMENT OF      The Officers of the Fund manage its day-to-day operations.
THE PORTFOLIO      The Officers are directly responsible to the Fund's Board
                   of Trustees. The Trustees, who are elected by the Fund's
THE OFFICERS       shareholders, determine how the assets of the Portfolio
MANAGE THE         should be invested among the Vanguard Funds, set general
PORTFOLIO'S        policies for the Portfolio and choose its Officers. The
OPERATIONS         Officers of the Fund also serve as Officers of each of the
                   Vanguard Funds and of The Vanguard Group, Inc. ("Van-guard"). The Trustees each serve as Directors of The Van-guard Group, Inc. and most of the Funds within the Group.
                   A list of Trustees and Officers of the Fund and a state-ment of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securi-ties and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Fund and the underlying Funds were ever to become divergent, a con-cern might arise that this could create a potential con-flict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to Vanguard STAR Fund and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Fund could be adverse to the interests of an underlying Vanguard Fund, or the re-verse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situ-ation and take all steps they believe reasonable to mini-mize and, where possible, eliminate the potential con-flict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these concerns.

VANGUARD           The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND    (the "Agreement") with The Vanguard Group, Inc. ("Van-
DISTRIBUTES THE    guard") under which Vanguard will provide all management,
PORTFOLIO          administrative and distribution services to the Fund. Van-
                   guard is a jointly-owned subsidiary of more than 30 in-vestment company members (the "Funds") of The Vanguard
                   Group of Investment Companies. The Vanguard Funds offer more than 90 distinct investment portfolios with total as-sets in excess of $250 billion. Vanguard provides the Fund and other Funds in the Group with corporate management, administrative and distribution services (similar to those provided to Fund) on an at-cost basis. As a result of Vanguard's unique cor-porate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

                   The Special Servicing Agreement provides that Vanguard STAR Fund will pay for services to be rendered to the Fund by Vanguard on an "out of pocket" basis. The Fund will also bear the expenses of services provided by other par-ties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset, in whole or in part, by a reim-bursement from Vanguard for (a) contributions made by the Fund to the cost of operating the underlying Vanguard Funds the Fund invests in and (b) certain savings in ad-ministrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Fund's con-tributions to Vanguard represent revenues Vanguard re-ceives because the Fund bears its pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Fund result primar-ily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Fund (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated Portfolio's investment program by investing directly in the underlying Funds).

                   Although such cost savings are not certain, the Trustees
                   believe that the reimbursements to be made by Vanguard to
                   the Fund should be sufficient to offset most, if not all,
                   of the expenses incurred by the Fund. Therefore, the Fund
                   is expected by the Trustees to operate at a very low, or
                   zero, expense ratio. Since its inception in May 1985, the
                   Fund has had an expense ratio of zero. Of course, share-
                   holders of the Portfolio will still bear their fair and
                   proportionate share of the costs of operating the Vanguard
                   Funds owned by the Portfolio. (See "Portfolio Expenses.")
                   In the event that the economic benefits of operating the
                   Portfolio exceed its actual costs, such benefits will be
                   shared by each of the Funds in The Vanguard Group, includ-
                   ing the underlying Funds in which the Portfolio invests.
-------------------------------------------------------------------------------
INVESTMENT         The STAR Portfolio does not employ an investment adviser
MANAGEMENT         and therefore pays no advisory fees. The Portfolio has no
                   portfolio manager. The determination of how the Portfo-
THE PORTFOLIO      lio's assets will be invested in certain of the Vanguard
DOES NOT EMPLOY    Funds is made by the Fund's Officers pursuant to the in-
AN INVESTMENT      vestment objective and policies set forth in this Prospec-
ADVISER            tus and procedures and guidelines established by the
                   Trustees. However, the Portfolio, as a shareholder of each of the underlying Vanguard Funds, benefits from the in-vestment advisory services of each of the underlying Funds, and will indirectly bear its proportion-ate share of any investment advisory fees paid by those Funds.

                   The STAR Portfolio's underlying Funds are managed by the following investment advisers:

             INVESTMENT ADVISER               FUNDS MANAGED
             -------------------------------  ---------------------------------
             Wellington Management Company,   Vanguard/Windsor Fund
              LLP
                                              Vanguard Explorer Fund
                                              Vanguard/Morgan Growth Fund
                                              GNMA and Long-Term Corporate
                                               Portfolios of Vanguard Fixed
                                               Income Securities Fund
             Barrow, Hanley, Mewhinney &      Vanguard/Windsor II
              Strauss, Inc.
             Equinox Capital Management,
              Inc.                            Vanguard/Windsor II
             Tukman Capital Management, Inc.  Vanguard/Windsor II
             Granahan Investment Management,  Vanguard Explorer Fund
              Inc.
             Franklin Portfolio Associates
              LLC                             Vanguard/Morgan Growth Fund
             Husic Capital Management         Vanguard/Morgan Growth Fund
             Lincoln Capital Management       Vanguard U.S. Growth Portfolio of
                                              Vanguard World Fund
             PRIMECAP Management Company      Vanguard/PRIMECAP Fund
             The Vanguard Group, Inc.         Prime Portfolio of Vanguard Money
                                               Market Reserves
                                              500 Portfolio of Vanguard Index
                                               Trust
                                              Vanguard/Windsor II
                                              Vanguard/Morgan Growth Fund

                   The investment advisory agreements between the underlying Vanguard Funds and these advisers are described below. Each adviser is supervised by the Directors and Officers of the Vanguard Fund whose assets it manages.


WELLINGTON         Wellington Management Company, LLP ("WMC"), 75 State
MANAGEMENT         Street, Boston, MA 02109, serves as sole investment ad-
COMPANY, LLP       viser to Vanguard/Windsor Fund and the GNMA and Long-Term
                   Corporate Portfolios of Vanguard Fixed Income Securities
                   Fund. WMC also serves as investment adviser for 43% of the assets of Vanguard Explorer Fund, and 39% of the assets of Vanguard/Morgan Growth Fund.

                   WMC is a professional investment advisory firm which glob-ally provides investment services to investment companies, institutions and individuals. Among the clients of WMC are more than 10 of the Vanguard Funds. As of December 31, 1996, WMC held discretionary management authority with re-spect to more than $131 billion of assets. WMC and its predecessor organizations have provided investment advi-sory services to investment companies since 1933 and to investment clients since 1960.

VANGUARD/WINDSOR   Vanguard/Windsor Fund pays WMC an advisory fee equal to
FUND IS MANAGED    .125 of 1% on the first $17.5 billion of Vanguard/Windsor
BY WMC             Fund's assets; and .10 of 1% on Vanguard/Windsor Fund's
                   assets in excess of $17.5 billion. This basic advisory fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Vanguard/Windsor Fund relative to the investment record of the Standard & Poor's 500 Composite
                   Stock Price Index (the "Index").

                   During the fiscal year ended October 31, 1996, Vanguard/Windsor Fund paid WMC total advisory fees repre-senting an annual effective fee rate of .13 of 1% of Vanguard/Windsor Fund's average net assets, before a de-crease of .03 of 1% based on performance. This fee was paid under the previous fee schedule that provided for a higher rate of fees.

VANGUARD/WINDSOR   Vanguard/Windsor II employs a "multi-manager" approach
II IS MANAGED BY   utilizing four investment advisers to manage the Fund's
BHM&S              assets. Vanguard/Windsor II has investment advisory con-
                   tracts with: Barrow, Hanley, Mewhinney & Strauss, Inc.
                   ("BHM&S"), One McKinney Plaza, 3232 McKinney Avenue, 15th
                   Floor, Dallas, TX 75204-2429; Equinox Capital Management,
                   Inc. ("Equinox"), 590 Madison Avenue, 41st Floor, New
                   York, NY 10022; and Tukman Capital Management, Inc.
                   ("Tukman"), 60 East Sir Francis Drake Boulevard, Larkspur,
                   CA 94939. Additionally, a portion of the Fund's assets are managed on an at-cost basis by Vanguard's Core Management
                   Group. BHM&S, Equinox and Tukman are not affiliated in any way with Wellington Management Company, the investment ad-viser to Vanguard/Windsor Fund.

                   Vanguard/Windsor II has entered into an advisory agreement with BHM&S, under which BHM&S manages approximately 69% of the assets of Vanguard/Windsor II. As of December 31, 1996 BHM&S, a professional investment counseling firm founded in 1979, provides investment services to investment compa-nies, institutions and individuals with respect to assets of approximately $20.6 billion. Vanguard/Windsor II pays BHM&S an annual basic advisory fee equal to .30 of 1% for the first $200 million of assets. The rate decreases to .20 of 1% on the next $300 million of assets; to .15 of 1% on the next $500 million of assets; and to .125 of 1% on assets in excess of $1 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 25% of the basic fee depending on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S relative to the investment record of the Standard & Poor's/BARRA Value In-dex.




EQUINOX CAPITAL    Equinox is a professional investment counseling firm
MANAGEMENT         founded in 1989. As of December 31, 1996, Equinox provided investment advisory services with respect to approximately
                   $7.2 billion of assets. Vanguard/Windsor II pays Equinox an annual basic advisory fee equal to .20 of 1% on the first $400 million of assets managed by Equinox; .15 of 1% on the next $600 million of assets; .125 of 1% on the next
                   $1 billion and .10 of 1% on assets over $2 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 50% of the basic fee depending on the investment performance of the assets of Vanguard/Windsor II managed by Equinox relative to the investment performance of the Russell 1000 Value Index.


TUKMAN CAPITAL     Tukman is a professional counseling firm founded in 1980.
MANAGEMENT         As of December 31, 1996, Tukman provided investment advi-
                   sory services with respect to assets of approximately $3.8 billion. Vanguard/Windsor II pays Tukman an annual basic advisory fee equal to .40 of 1% on the first $25 million of assets managed by Tukman; .35 of 1% on the next $125 million of assets; .25 of 1% on the next $350 million of assets; .20 of 1% on the next $500 million of assets, and .15 of 1% on assets greater than $1 billion. Under the incentive/penalty fee schedule, the basic advisory fee may be increased or decreased by as much as 50% of the basic fee depending on the investment performance of the assets of Vanguard/Windsor II managed by Tukman relative to the investment record of the S&P 500.


AND VANGUARD'S     Vanguard's Core Management Group provides investment advi-
CORE MANAGEMENT    sory services on an at-cost basis with respect to a por-
GROUP              tion of Vanguard/Windsor II's assets (currently approxi-
                   mately 7%). The Core Management Group also provides in-vestment advisory services to several Vanguard Funds, in-cluding Vanguard Index Trust, several Portfolios of the Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of Van-guard Specialized Portfolios, the Total International
                   Portfolio of Vanguard STAR Fund, a portion of the Vanguard/Morgan Growth Fund, Vanguard International Equity
                   Index Fund, Vanguard Institutional Index Fund, Vanguard
                   Balanced Index Fund and the Equity Index Portfolio of Van-guard Variable Insurance Fund, as well as to several in-dexed separate accounts. Total assets under management by the Core Management Group were approximately $59 billion as of December 31, 1996.

                   For the fiscal year ended October 31, 1996, the aggregate investment advisory fees paid by the Fund to BHM&S, Equi-nox Capital Management and Tukman Capital Management, Inc., represented an effective annual rate of .13 of 1% of average net assets before an increase of $935,000 based on performance. The investment advisory fees paid by the Fund for this period to BHM&S represented an effective annual rate of .14 of 1% of the average net assets managed by BHM&S. The investment advisory fees paid by the Fund for this period to Equinox and Tukman represented an effective annual rate of .17 of 1% and .29 of 1% of the average net assets managed by Equinox and Tukman, respectively.







THE 500            The 500 Portfolio receives all investment advisory serv-
PORTFOLIO IS       ices on an at-cost basis from Vanguard's Core Management
MANAGED BY         Group. The Trust is not actively managed, but is instead
VANGUARD'S CORE    administered by the Core Management Group using computer-
MANAGEMENT GROUP   ized, quantitative techniques.

VANGUARD/MORGAN    WMC is also responsible for approximately 39% of the eq-
GROWTH FUND IS     uity investments of Vanguard/Morgan Growth Fund.
MANAGED BY WMC     Vanguard/Morgan Growth Fund pays WMC a basic advisory fee
                   equal to .175 of 1% of the first $500 million of assets managed by WMC; .10 of 1% on the next $500 million of as-sets; and .075 of 1% on assets in excess of $1 billion.
                   This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on WMC's investment performance relative to the in-vestment record of the Growth Fund Stock Index. The Growth
                   Fund Stock Index represents the composite common stock portfolio of the 50 largest growth mutual funds, as calcu-lated by Morningstar, Inc., an independent company which provides mutual fund statistics. Under the incentive/penalty fee schedule, the basic fee payable to WMC may be increased or decreased by as much as 50% of the basic fee depending on the investment performance of the equity investments managed by WMC.


FRANKLIN           Vanguard/Morgan Growth Fund has also entered into an in-
PORTFOLIO          vestment advisory agreement with Franklin Portfolio Asso-
ASSOCIATES         ciates LLC ("FPA"), Two International Place, Boston, MA
                   02110, under which FPA manages approximately 35% of its equity investments. FPA is a professional investment advi-sory firm which specializes in the management of common stock portfolios through the use of quantitative invest-ment models. As of December 31, 1996, Franklin provided investment advisory services with respect to approximately
                   $10.7 billion. Vanguard/Morgan Growth Fund pays FPA a ba-sic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by FPA. The maximum annual rate is .25 of 1% on the first
                   $100 million in assets. The rate decreases to .20 of 1% on the next $200 million in assets, to .15 of 1% on the next
                   $200 million, and to .10 of 1% on assets over $500 mil-lion. This basic fee shall be increased or decreased in an amount equal to .100% per annum (.025% per quarter) of the average month-end net assets of the FPA Portfolio if the investment performance of the FPA Portfolio for the thir-ty-six months preceding the end of the quarter is six per-centage points or more above or below, respectively, the investment record of the Growth Fund Stock Index (the "In-dex") for the same period.


AND HUSIC          Vanguard/Morgan Growth Fund also employs Husic Capital
CAPITAL            Management ("Husic"), 555 California Street, Suite 2900,
MANAGEMENT         San Francisco, California 94104 as an investment adviser
                   for approximately 12% of its equity investments. Husic is a professional investment advisory firm which specializes in the management of common stock portfolios with an ap-proach that includes investment themes, candidate uni-verses, and event driven hurdles as key elements. As of December 31, 1996, Husic provided investment advisory services with respect to approximately $4.1 billion.
                   Vanguard/Morgan Growth Fund pays Husic a basic advisory fee calculated by applying varying percentage rates to the average net assets of the Fund managed by Husic. The maxi-mum annual rate is .40 of 1% on the first $25 million in assets. The rate decreases to .35 of 1% on the next $125 million in assets, .25 of 1% on the next $350 million in assets, .20 of 1% on the next $500 million and .15 of 1% for assets over $1 billion. The basic advisory fee may be increased or decreased by as much as 75% of the basic fee depending on the investment performance of the equity investments managed by Husic.

                   Under the rules of the Securities and Exchange Commission, the incentive/penalty fee structure will not be fully op-erable with respect to WMC until March 31, 1999. Until that date the incentive/penalty fee will be calculated ac-cording to certain transition rules. See the Statement of Additional Information for a detailed description of the incentive/penalty fee schedule for WMC, FPA and Husic, as well as the applicable transition rules.

                   For the fiscal year ended December 31, 1996, the aggregate investment advisory fees paid by Vanguard/Morgan Growth Fund represented an effective annual base rate of .16 of 1% of average net assets. The investment advisory fees paid by the Fund for this period to WMC, FPA and Husic represented an effective annual rate of .16, .18, and .26 of 1%, respectively, of the average net assets managed by WMC, FPA and Husic.


THE VANGUARD       The Vanguard U.S. Growth Portfolio employs Lincoln Capital
U.S. GROWTH        Management Company ("Lincoln"), 200 South Wacker Drive,
PORTFOLIO IS       Chicago, IL 60606, as its investment adviser. Lincoln, an
MANAGED BY         investment advisory firm founded in 1967, currently pro-
LINCOLN CAPITAL    vides investment counseling services to a limited number
MANAGEMENT         of clients, most of which are institutional clients, such
                   as pension funds. As of December 31, 1996, Lincoln held discretionary management authority with respect to approx-imately $42.3 billion in assets. The Vanguard U.S. Growth
                   Portfolio pays Lincoln an advisory fee calculated by ap-plying varying percentage rates to the average net assets of the Portfolio. The maximum annual rate is .40 of 1% for the first $25 million of assets. The rate decreases to .35 of 1% for the next $125 million; to .25 of 1% for the next
                   $350 million; to .20 of 1% for the next $500 million; to .15 of 1% for the next $1.5 billion; and to .10 of 1% on assets in excess of $2.5 billion. For the year ended Au-gust 31, 1996, the investment advisory fee paid to Lincoln represented an effective annual rate of .16 of 1% of the Portfolio's average month-end net assets.


VANGUARD/PRIMECAP  Vanguard/PRIMECAP Fund employs PRIMECAP Management Company
FUND IS MANAGED    ("PRIME-CAP Management"), 225 South Lake Street, Pasadena,
BY PRIMECAP        CA 91101, to manage the investment and reinvestment of the
MANAGEMENT         assets of Vanguard/PRIMECAP. PRIMECAP Management, a pro-
COMPANY            fessional investment advisory firm which provides services to employee benefit plans, endowments funds, foundations and other institutions, held discretionary management au-thority with respect to over $6.9 billion of assets as of December 31, 1996. Vanguard/PRIMECAP pays PRIMECAP Manage-ment an advisory fee calculated by applying varying per-centage rates to the average net assets of the Fund. The maximum annual rate is .750 of 1% for the first $25 mil-lion of assets. The rate decreases to .500 of 1% on the next $225 million; .375 of 1% on the next $250 million;
                   and .250 of 1% on assets in excess of $500 million. For the year ended

                   December 31, 1996, the investment advisory fee paid by Vanguard/ PRIMECAP represented an effective annual rate of .28 of 1% of average net assets.


VANGUARD           The assets of Vanguard Explorer Fund are jointly managed
EXPLORER FUND IS   by WMC and Granahan Investment Management, Inc.
MANAGED BY WMC     ("Granahan"), 303 Wyman Street, Waltham, MA 02154. WMC is
AND GRANAHAN       responsible for managing 43% of the equity investments of
                   Vanguard Explorer Fund, while Granahan is responsible for 53% of the Fund's equity investments.

                   Vanguard Explorer Fund pays WMC a basic advisory fee equal to .25 of 1% on the first $500 million of assets managed by WMC; .20 of 1% on the next $250 million of assets; .15 of 1% on the next $250 million; and .10 of 1% on assets in excess of $1 billion. This basic advisory fee may be in-creased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the as-sets of Vanguard Explorer Fund managed by WMC relative to the investment record of the Russell 2000 Small Stock In-dex (the "Index").

                   Granahan is a professional counseling firm which offers investment advisory services to employee benefit plans, endowment funds, mutual funds and other institutions. As of December 31, 1996, Granahan provided investment advi-sory services with respect to approximately $1.3 billion. Vanguard Explorer Fund pays Granahan an advisory fee cal-culated by applying varying percentage rates to the aver-age month-end net assets of the Fund managed by Granahan. The maximum annual rate is .30 of 1% for the first $500 million of assets. The rate decreases to .20 of 1% on the next $250 million of assets; to .15 of 1% on the next $250 million of assets; and to .10 of 1% on assets in excess of $1 billion. This basic advisory fee may be increased or decreased by applying an adjustment formula ("incentive/penalty fee") based on the investment perfor-mance of the assets of Vanguard Explorer Fund managed by Granahan relative to the investment record of the Russell 2000, an index of small capitalization common stocks.

                   For the fiscal year ended October 31, 1996, the aggregate investment advisory fees paid by the Vanguard Explorer Fund to WMC and Granahan represented an effective annual base rate of .23 of 1% of average net assets before an in-crease of $393,000 based on performance. The investment advisory fees paid by the Fund for this period to WMC rep-resented an effective annual rate of .24 of 1% of the av-erage net assets managed by WMC and the investment advi-sory fees paid to Granahan represented an effective annual rate of .27 of 1% of the average net assets managed by Granahan.


GNMA AND LONG-     The GNMA Portfolio of Vanguard Fixed Income Securities
TERM CORPORATE     Fund pays WMC an annual advisory fee equal to .020 of 1%
PORTFOLIOS ARE     on the first $3 billion of net assets of the Portfolio;
MANAGED BY WMC     .010 of 1% on the next $3 billion of net assets; and .008
                   of 1% on the net assets of the Portfolio over $6 billion.
                   The Long-Term Corporate Portfolio of Vanguard Fixed Income
                   Securities Fund pays WMC an annual advisory fee equal to .04 of 1% on the first $1 billion of net assets of the Portfolio; .03 of 1% on the next $1 billion of net assets;
                   .02 of 1% on the next $1 billion of net assets; and .015 of 1% on the net assets of the Portfolio over $3 billion.

                   During the fiscal year ended January 31, 1997, the GNMA and Long-Term Corporate Portfolios paid annual advisory fees equal to .01 of 1% and .03 of 1% of average net as-sets, respectively.


THE PRIME          The Prime Portfolio of Vanguard Money Market Reserves re-
PORTFOLIO IS       ceives all investment advisory services on an at-cost ba-
MANAGED BY         sis from Vanguard's Fixed Income Group. The Fixed Income
VANGUARD'S FIXED   Group also provides advisory services to more than 40 Van-
INCOME GROUP       guard fixed income portfolios, both taxable and tax-ex-
                   empt.

                   The Portfolio will purchase and sell the principal portion of its portfolio securities (i.e., shares of certain of
                   the underlying Vanguard Funds) by dealing directly with
                   the issuer. There will be no sales charges or commissions
                   because the underlying Funds are offered on a no-load ba-
                   sis, without sales charges. Investments in short-term
                   money market instruments and repurchase agreements usually will be principal transactions and will generally involve
                   no brokerage commissions.
-------------------------------------------------------------------------------
PERFORMANCE        The table in this section provides investment results for
RECORD             the STAR Portfolio for several periods throughout its
                   lifetime. The results shown represent "total return" in-vestment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with re-spect to two indexes: a Composite Index, a performance benchmark based upon the average performance of publicly offered stock funds (62.5%), bond funds (25%), and money market funds (12.5%), as reported by Lipper Analytical
                   Services; and the Consumer Price Index, a statistical measure of changes in the prices of goods and services.
                   The table does not make any allowance for federal, state or local income taxes, which shareholders who invest in the Portfolio through regular investment accounts must pay on a current basis.

                   The results shown should not be considered a representa-tion of the total return from an investment made in the Portfolio today. This information is provided to help in-vestors better understand the Portfolio and may not pro-vide a basis for comparison with other investments or mu-tual funds which use a different method to calculate per-formance.

                          AVERAGE ANNUAL RETURNS FOR THE STAR PORTFOLIO

                                                                           CONSUMER
             FISCAL PERIODS                                COMPOSITE        PRICE
             ENDED 12/31/96                PORTFOLIO         INDEX          INDEX
             --------------------------    ---------       ---------       --------
             1 Year                          16.1%           13.6%           3.3%
             3 Years                         14.2            11.5            2.8
             5 Years                         12.8            10.6            2.6
             10 Years                        12.1            10.9            3.7
             Lifetime*                       12.8            11.6            3.5

                   *March 29, 1985 to December 31, 1996.
-------------------------------------------------------------------------------

DIVIDENDS,         The STAR Portfolio expects to pay dividends semiannually
CAPITAL GAINS      from ordinary income. Capital gains distributions, if any,
AND TAXES          will be made annually.


THE PORTFOLIO      For tax-deferred retirement accounts (such as Individual
PAYS SEMI-ANNUAL   Retirement Accounts or other retirement plans sponsored by
DIVIDENDS AND      Vanguard), dividend and capital gains distributions from
ANY CAPITAL        the Portfolio must be reinvested in additional shares. For
GAINS ANNUALLY     regular investment accounts, dividend and capital gains
                   distributions may be reinvested in additional shares or received in cash. See "Choosing a Distribution Option" for a description of these distribution methods for regular investment accounts in the Portfolio.

                   In addition, in order to satisfy certain distribution re-quirements of the Tax Reform Act of 1986, the Portfolio may declare special year-end dividend and capital gains distributions during December. Such distributions, if re-ceived by shareholders by January 31, are deemed to have been paid by the Portfolio and received by shareholders on December 31 of the prior year.

                   The Portfolio intends to continue to qualify as a "regu-lated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to shareholders. The tax consequences of distributions from the Portfolio will vary according to the type of account you open in the Portfolio.

                   If you open an IRA or other tax-deferred retirement ac-count, dividend and capital gains distributions from the Portfolio will generally be exempt from current taxation. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrange-ment. There are varying restrictions imposed by the Inter-nal Revenue Service on eligibility, contributions and withdrawals, depending on the type of tax-deferred account you have selected. The rules governing tax-deferred re-tirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposition of addi-tional taxes and penalties by the IRS.

                   If you open an account in the Portfolio outside a tax-de-ferred retirement account, the following tax rules will generally apply. For regular investment accounts, divi-dends paid by the Portfolio from net investment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordi-nary income. Distributions paid by the Portfolio from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares in the Portfolio.

                   Capital gains distributions are made when the Portfolio realizes net capital gains on sales of portfolio securi-ties during the year. The Portfolio does not seek to real-ize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio man-agement activities. In addition, the Portfolio receives realized net capital gains distributions from the Portfo-lio's underlying Funds. Consequently, capital gains distribu-tions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when the Portfolio realizes net capital losses.

                   Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolio. In addition, keep in mind that if you pur-chase shares of the Portfolio shortly before the record date for a dividend or capital gains distribution, a por-tion of your investment will be returned to you as a tax-able distribution, regardless of whether you are reinvest-ing your distributions or receiving them in cash.

                   The Portfolio will notify you annually as to the tax sta-tus of dividend and capital gains distributions paid.

A CAPITAL GAIN     A sale of shares of the Portfolio is a taxable event and
OR LOSS MAY BE     may result in a capital gain or loss. A capital gain or
REALIZED UPON      loss may be realized from an ordinary redemption of shares
EXCHANGE OR        or an exchange of shares between two mutual funds (or two
REDEMPTION         portfolios of a mutual fund).

                   Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                   The Portfolio is required to withhold 31% of taxable divi-dends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS taxpayer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Taxpayer Identifica-tion number and by certifying that you are not subject to backup withholding.

                   Vanguard STAR Fund is organized as a Pennsylvania business trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Penn-sylvania. The Portfolio will be subject to Pennsylvania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the excep-tion of non-exempt holders who are residents of the City and School District of Pittsburgh.

                   The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of
                   an investment in the Portfolio.
-------------------------------------------------------------------------------



SHARE PRICE OF     The Portfolio's share price or "net asset value" per share
THE PORTFOLIO      is calculated by dividing the total assets of the Portfo-
                   lio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally 4:00 p.m.
                   Eastern Time) on each day that the Exchange is open for trading. This determination is made by appraising the

                   Portfolio's underlying investments (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Exchange.

                   The Portfolio's share price can be found daily in the mu-
                   tual fund listings of most major newspapers under the
                   heading of Vanguard.
-------------------------------------------------------------------------------
GENERAL            The Fund's Declaration of Trust permits the Trustees to
INFORMATION        issue an unlimited number of shares of beneficial inter-
                   est, without par value, from an unlimited number of clas-ses of shares. Currently the Fund is offering six classes of shares.

                   The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if re-quested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by CoreStates Bank, N.A., Philadelphia, PA. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accoun-tants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN         The Portfolio is designed primarily for tax-advantaged re-
ACCOUNT AND        tirement accounts. If you are establishing an Individual
PURCHASING         Retirement Account ("IRA") or other qualified retirement
SHARES             plan, you must complete the appropriate retirement plan
                   agreement, i.e., the Adoption Agreement. If you are estab-lishing a Portfolio account outside a tax-deferred retire-ment plan, you may simply complete the Account Registra-tion Form. In either case, please indicate the amount you wish to invest on the appropriate form. Your purchase must be equal to or greater than the $1,000 minimum initial in-vestment. (Please refer to the plan agreement for informa-tion on the maximum amount you may contribute or rollover to your retirement account.) If you need assistance in completing any forms, please call the Investor Information
                   Department (1-800-662-7447). NOTE: For other types of ac-count registrations (e.g., corporations, associations, other organizations, trusts or powers of attorney), please call us to determine which additional forms you may need.

                   The Portfolio's shares generally are purchased at the next-determined net asset value after your investment has been received. The Portfolio is offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE           1) Because of the risks associated with common stock and
RESTRICTIONS          bond investments, the Portfolio is intended to be a
                      long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock and bond market movements. Consequently, the Portfolio reserves the right to reject any specific purchase (and exchange purchase) request. The Portfolio also reserves the right to suspend the offering of shares for a period of time.

                   2) Vanguard will not accept third-party checks to purchase shares of the Portfolio. Please be sure your purchase check is made payable to the Vanguard Group.

IMPORTANT NOTE:    This Shareholder Guide describes many of the services
IRA AND            available to Vanguard Fund shareholders. Specific services
RETIREMENT PLAN    described in this Shareholder Guide may not be available
INVESTORS          or may only be available in limited form for tax-deferred
                   retirement accounts. If you are investing in the Portfolio through an IRA or other retirement plan, you should con-sult the retirement plan agreement, disclosure statement, and other Vanguard brochures for the services and proce-dures which pertain to your account. Please call our In-vestor Information Department (1-800-662-7447) if you have any questions.

ADDITIONAL         Subsequent investments in the Portfolio may be made by
INVESTMENTS        mail ($100 minimum), exchange from another Vanguard Fund
                   account ($100 minimum), or Vanguard Fund Express. For reg-
                   ular (non-retirement) accounts, additional purchases may
                   also be made by wire ($1,000 minimum). (In limited in-
                   stances, contributions to retirement accounts may be ac-
                   cepted by wire. Please call us for more information on
                   this option.)
                   -----------------------------------------------------------

                                                     ADDITIONAL INVESTMENTS TO
                          NEW ACCOUNT                    EXISTING ACCOUNTS

PURCHASING BY       Please include the amount         Additional investments
MAIL                of your initial invest-           should include the In-
Non-Retirement      ment on the registration          vest-by-Mail remittance
Accounts, complete  form, make your check             form attached to your
and sign the        payable to The Vanguard           Portfolio confirmation
enclosed Account    Group-56, and mail to:            statements. Please make
Registration Form                                     your check payable to The
                                                      Vanguard Group-56, write
                                                      your account number on
                                                      your check and, using the
                                                      return envelope provided,
                                                      mail to the address indi-
                                                      cated on the Invest-by-
                                                      Mail Form.


                    VANGUARD FINANCIAL CENTER P.O. BOX 2600 VALLEY FORGE, PA 19482-2600


For express or      VANGUARD FINANCIAL CENTER 455 DEVON PARK DRIVE WAYNE, PA
registered mail,    19087-1815
send to: All written requests should be mailed to one of the addresses indi-cated for new accounts.
                                                      Do not send registered or
                                                      express mail to the post
                                                      office box address.

For IRAs or         Complete the appropriate retirement plan adoption agreement
retirement plans    and any other required documents. Make your check payable
                    to Vanguard Fiduciary Trust Company and send application
                    and check to the address indicated on your agreement.
                    ------------------------------------------------------------
PURCHASING BY                  CORESTATES BANK, N.A.
WIRE                           ABA 031000011
Money should be wired to:      CORESTATES NO. 0101 9897
                               ATTN VANGUARD
BEFORE WIRING                  VANGUARD STAR FUND
Please contact                 STAR PORTFOLIO
Client Services                ACCOUNT NUMBER
(1-800-662-2739)               ACCOUNT REGISTRATION


                    To assure proper receipt, please be sure your bank includes the name of the Portfolio, the account number Vanguard has assigned to you and the eight-digit CoreStates number. If
                    you are opening a new account, please complete the Account
                    Registration Form and mail it to the "New Account" address above after completing your wire arrangement. NOTE: Federal
                    Funds wire purchase orders will be accepted only when the
                    Portfolio and the Custodian Bank are open for business.
                    IRAs and other tax-deferred accounts cannot be opened by
                    wire. Please see "Opening an Account."
                    ------------------------------------------------------------
PURCHASING BY       You may open an account and purchase shares by making an
EXCHANGE (from a    exchange from an existing Vanguard account. However, the
Vanguard account)   Portfolio reserves the right to refuse any exchange pur-
                    chase request. To exchange by telephone, call our Client
                    Services Department (1-800-662-2739). The new account will have the same registration as the existing account.
                    ------------------------------------------------------------

PURCHASING BY       The Fund Express Special Purchase option lets you move
FUND EXPRESS        money from your bank account to your Vanguard account on an
                    "as needed" basis. Or if you choose the Automatic Invest-ment option, money will be moved automatically from your bank account to your Vanguard account on the schedule
                    (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options on regular investment accounts, please provide the appropriate information on the Account Regis-tration Form. To establish Automatic Investment for an IRA or other tax-deferred retirement plan, contact our Investor
                    Information Department (1-800-662-7447) for an application.
                    We will send you a confirmation of your Fund Express en-rollment; please wait two weeks before using the service.

Special Purchase & Automatic Investment
                    ------------------------------------------------------------
                    If you invest in the Portfolio outside a tax-deferred re-
CHOOSING A          tirement account, you must select one of three distribution
DISTRIBUTION        options:
OPTION

                    1. AUTOMATIC REINVESTMENT OPTION--Both dividend and capital gain distributions will be reinvested in additional shares of the Portfolio. This option will be selected for you automatically unless you specify one of the other options.

                    2. CASH DIVIDEND OPTION--Your dividends will be paid in
                       cash and your capital gains will be reinvested in addi-tional shares of the Portfolio.

                    3. ALL CASH OPTION--Both dividend and capital gain distri-
                       butions will be paid in cash.

                    You may change your option by calling our Client Services Department (1-800-662-2739).

                    In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund ac-count is available. Please call our Client Services Depart-ment (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automati-cally to your bank account. Please see "Other Vanguard Services" for more information.

                    If you invest in the Portfolio through a tax-deferred re-
                    tirement account, your dividend and capital gains distribu-
                    tions will be automatically reinvested in additional shares of the Portfolio. If you change this automatic reinvestment option, you should be aware that "cash" dividends or capi-
                    tal gains will be considered taxable distributions from
                    your account.
--------------------------------------------------------------------------------
TAX CAUTION         Under Federal tax laws, the Portfolio is required to dis-
                    tribute net capital gains and dividend income to the Port-
NON-RETIREMENT      folio shareholders. These distributions are made to all
INVESTORS SHOULD    shareholders who own shares of the Portfolio as of the dis-
ASK ABOUT THE       tribution's record date, regardless of how long the shares
TIMING OF CAPITAL   have been owned. Purchasing shares just prior to the record
GAINS AND           date could have a significant impact on your tax liability
DIVIDEND            for the year. For example, if you purchase shares immedi-
DISTRIBUTIONS       ately prior to the record date of a sizable capital gain or
BEFORE INVESTING    income dividend distribution,
                   you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the div-idend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution--the amount of the distri-bution will offset the drop in the net asset value of the shares--you should be aware of the tax implications the timing of your purchase may have.

                   Prospective investors should, therefore, inquire about po-
                   tential distributions before investing. The Portfolio's
                   annual capital gains distribution normally occurs in De-
                   cember, while income dividends are generally paid
                   semiannually in June and December. In addition, the Port-
                   folio occasionally may be required to make supplemental
                   dividend or capital gains distributions in another month
                   (usually March). For additional information on distribu-
                   tions and taxes, see the section titled "Dividends, Capi-
                   tal Gains, and Taxes."
-------------------------------------------------------------------------------
IMPORTANT          The easiest way to establish optional Vanguard services on
INFORMATION        a regular investment account is to select the options you
                   desire when you complete your Account Registration Form.
ESTABLISHING       IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU MAY NEED
OPTIONAL           TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION AND A SIG-
SERVICES           NATURE GUARANTEE. PLEASE CALL OUR CLIENT SERVICES DEPART-
                   MENT (1-800-662-2739) FOR FURTHER ASSISTANCE.





SIGNATURE          For our mutual protection, we may require a signature
GUARANTEES         guarantee on certain written transaction requests. A sig-
                   nature guarantee verifies the authenticity of your signa-ture and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A SIGNATURE
                   GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUBLIC.

CERTIFICATES       Share certificates will be issued upon request for regular investment accounts. If a certificate is lost, you may in-cur an expense to replace it. Share certificates will not be issued for retirement accounts.

BROKER-DEALER      If you purchase shares in Vanguard Funds through a regis-
PURCHASES          tered broker-dealer or investment adviser, the broker-
                   dealer or adviser may charge a service fee.

CANCELLING         The Fund will not cancel any trade (e.g., purchase, re-
TRADES             demption or exchange) believed to be authentic, received
                   in writing or by telephone, once the trade request has been received.


ELECTRONIC         You may receive a prospectus for the Fund or any of the
PROSPECTUS         Vanguard Funds in an electronic format. Please call 1-800-
DELIVERY           231-7870 for additional information or see "Other Vanguard
                   Services--Computer Access." You may also receive a paper
                   copy of the prospectus, by calling 1-800-662-7447.
-------------------------------------------------------------------------------
WHEN YOUR
ACCOUNT WILL BE
CREDITED
                   Your trade date is the date on which your account is cred-ited. If your purchase is made by check, Federal Funds wire or exchange, and is received by the close of the New
                   York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net as-set value determined on your trade date.

                    In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only accept a
                    foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent
                    bank. The name of the U.S. correspondent bank must be
                    printed on the face of the foreign check.
--------------------------------------------------------------------------------
SELLING YOUR        You may withdraw any portion of the funds in your account
SHARES              by redeeming shares at any time. For a regular investment
                    account in the Portfolio, you generally may initiate a re-quest by writing or by telephoning. For an IRA or other tax-deferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                    If you invest in the Portfolio through an IRA or other tax-
                    deferred retirement plan, you should be aware that any dis-
                    tributions prior to age 59 1/2 are generally subject to a
                    10% penalty tax, as well as ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distri-
                    bution to an IRA or qualified plan within 60 days.
                    ------------------------------------------------------------
SELLING BY MAIL     Requests should be mailed to VANGUARD FINANCIAL CENTER,
                    VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482.
                    (For express or registered mail, send your request to Van-guard Financial Center, Vanguard STAR Fund, 455 Devon Park
                    Drive, Wayne, PA 19087.)

                    The redemption price of shares will be the Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.
                    ------------------------------------------------------------
DEFINITION OF       GOOD ORDER means that the request includes the following:
GOOD ORDER          1. The account number and Fund name.
                    2. The amount of the transaction (specified in dollars or
                       shares).
                    3. Signatures of all owners EXACTLY as they are registered on the account.
                    4. Any required signature guarantees.
                    5. Other supporting legal documentation that might be re-
                       quired, in the case of estates, corporations, trusts, and certain other accounts.
                    6. Any certificates that you hold for the account.

                    IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PERTAINS
                    TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT
                    (1-800-662-2739).
                    ------------------------------------------------------------
SELLING BY          To sell shares by telephone, you or your pre-authorized
TELEPHONE           representative may call our Client Services Department at
                    1-800-662-2739. The proceeds will be sent to you by mail.
                    PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any
                    expedited address change to your account. An expedited ad-
                    dress change is one that is made by telephone, by Vanguard
                    Online, or in writing, without the signatures of all ac-
                    count owners. Please see "Important Information About Tele-
                    phone Transactions."
                    ------------------------------------------------------------

SELLING BY FUND     If you select the Fund Express Automatic Withdrawal option,
EXPRESS             money will be automatically moved from your Vanguard Fund
                    account to your bank account according to the schedule you
Automatic           have selected. The Special Redemption option (not available
Withdrawal &        for IRAs or other retirement accounts) lets you move money
Special             from your Vanguard account to your bank account on an "as
Redemption          needed" basis. To establish these Fund Express options,
                    please provide the appropriate information on the Account
                    Registration Form. We will send you a confirmation of your
                    Fund Express service; please wait two weeks before using
                    the service.
                    ------------------------------------------------------------
SELLING BY          You may sell shares by making an exchange into another Van-
EXCHANGE            guard Fund account. Please see "Exchanging Your Shares" for details.
                    ------------------------------------------------------------
IMPORTANT           Shares purchased by check or Fund Express may be redeemed
REDEMPTION          at any time. However, your redemption proceeds will not be
INFORMATION         paid until payment for the purchase is collected, which may take up to ten calendar days.
                    ------------------------------------------------------------
DELIVERY OF         Redemption requests received by telephone prior to the
REDEMPTION          close of the New York Stock Exchange (generally 4:00 p.m.
PROCEEDS            Eastern time) are processed on the day of receipt and the
                    redemption proceeds are normally sent on the following business day. Please note: the telephone redemption option is available only for non-retirement accounts. Redemptions from retirement accounts must be made in writing.

                    Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                    Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as de-scribed above in "Important Redemption Information."

                    If you experience difficulty in making a telephone redemp-tion during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been received by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                    The Fund may suspend the redemption right or postpone pay-ment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission.

                    If the Board of Trustees determines that it would be detri-
                    mental to the best interests of the Portfolio's remaining
                    shareholders to make payment in cash, the Portfolio may pay redemption proceeds in whole or in part by a distribution
                    in kind of readily marketable securities.
                    ------------------------------------------------------------
VANGUARD'S          If you make a redemption from a qualifying account, Van-
AVERAGE COST        guard will send you an Average Cost Statement which pro-
STATEMENT           vides you with the tax basis of the shares you redeemed.
                    Please see "Statements and Reports" for additional informa-
                    tion.
                    ------------------------------------------------------------
LOW BALANCE FEE     Due to the relatively high cost of maintaining smaller ac-
AND MINIMUM         counts, the Portfolio will automatically deduct a $10 an-
ACCOUNT BALANCE     nual fee from non-retirement accounts with balances falling
REQUIREMENT         below $500. This fee deduction will occur mid-year, begin-
                    ning in 1996. The fee generally will be waived for invest-ors whose aggregate Vanguard assets exceed $50,000.

                    In addition, the Portfolio reserves the right to liquidate any non-retirement account that is below the minimum ini-
                    tial investment amount of $1,000. If at any time the total investment does not have a value of at least $1,000, you
                    may be notified that the value of your account is below the
                    Portfolio's minimum account balance requirement. You would then be allowed 60 days to make an additional investment
                    before the account is liquidated. Proceeds would be
                    promptly paid to the shareholder.
--------------------------------------------------------------------------------
EXCHANGING YOUR     Should your investment goals change, you may exchange your
SHARES              shares of the Portfolio for those of other available Van-
                    guard Funds.


EXCHANGING BY       When exchanging shares by telephone, please have ready the
TELEPHONE Call      Portfolio name, account number, Social Security number or
Client Services     employer identification number listed on the account, and
(1-800-662-2739)    exact name and address in which the account is registered.
                    Only the registered shareholder may complete such an ex-
                    change. Requests for telephone exchanges received prior to the close of trading on the New York Stock Exchange (gener-
                    ally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close
                    of the Exchange are processed the next business day. FOR
                    NON-RETIREMENT INVESTMENT ACCOUNTS, TELEPHONE EXCHANGES ARE
                    NOT ACCEPTED INTO OR FROM VANGUARD BALANCED INDEX FUND,
                    VANGUARD INDEX TRUST, VANGUARD REIT INDEX PORTFOLIO, VAN-
                    GUARD INTERNATIONAL EQUITY INDEX FUND, AND VANGUARD QUANTI-
                    TATIVE PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by
                    regular or express mail, and it will be implemented at the closing net asset value on the date received by Vanguard,
                    provided the request is received in Good Order.
                    ------------------------------------------------------------
EXCHANGING BY       Please be sure to include on your exchange request the name
MAIL                and account number of your current Fund, the name of the
                    Fund you wish to exchange into, the amount you wish to ex-
                    change, and the signatures of all registered account
                    holders. Send your request to VANGUARD FINANCIAL CENTER,
                    VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA 19482.
                    (For express or registered mail, send your request to Van-
                    guard Financial Center, Vanguard STAR Fund, 455 Devon Park
                    Drive, Wayne, PA 19087.)
                    ------------------------------------------------------------
IMPORTANT           Before you make an exchange, you should consider the fol-
EXCHANGE            lowing:
INFORMATION
                    . Please read the Fund's prospectus before making an ex-
                      change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                    . An exchange between non-retirement accounts is treated as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                    . Exchanges are accepted only if the registrations and the taxpayer identification numbers of the two accounts are identical.

                    . The shares to be exchanged must be on deposit and not
                      held in certificate form.

                    . New accounts are not currently accepted in the
                      Vanguard/Windsor Fund.

                    . The redemption price of shares redeemed by exchange is
                      the net asset value next determined after Vanguard has received all required documentation in Good Order.

                    . When opening a new account by exchange, you must meet the minimum investment requirement of the new Fund.

                    Every effort will be made to maintain the exchange privi-lege. However, the Portfolio reserves the right to revise or terminate its provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. Sharehold-ers would be notified prior to any material change in the Portfolio's exchange policy.

                    The exchange privilege is only available in states in which the shares of the Portfolio are registered for sale. The
                    Portfolio's shares are currently registered for sale in all
                    50 states and the Portfolio intends to maintain such regis-
                    tration.
--------------------------------------------------------------------------------
EXCHANGE            The Portfolio's exchange privilege is not intended to af-
PRIVILEGE           ford shareholders a way to speculate on short-term move-
LIMITATIONS         ments in the market. Accordingly, in order to prevent ex-
                    cessive use of the exchange privilege that may potentially disrupt the management of the Portfolio and increase trans-action costs, the Portfolio has established a policy of limiting excessive exchange activity.

                    Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST
                    30 DAYS APART) from the Portfolio during any twelve-month
                    period. Notwithstanding these limitations, the Portfolio
                    reserves the right to reject any purchase request (includ-
                    ing exchange pur-
                    chases from other Vanguard portfolios) that is reasonably
                    deemed to be disruptive to efficient portfolio management.
--------------------------------------------------------------------------------
IMPORTANT           The ability to initiate redemptions (except wire redemp-
INFORMATION ABOUT   tions) and exchanges is automatically established on your
TELEPHONE           non-retirement investment account unless you request in
TRANSACTIONS        writing that telephone transactions on your account not be permitted. The telephone exchange option is automatically established on retirement accounts.

                    To protect your account from losses resulting from unautho-rized or fraudulent telephone instructions, Vanguard ad-heres to the following security procedures:

                    1. SECURITY CHECK. To request a transaction by telephone,
                       the caller must know (i) the name of the Portfolio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and (iv) the Social Security or employer identification number listed on the account.

                    2. PAYMENT POLICY. The proceeds of any telephone redemption by mail will be made payable to the registered shareowner and mailed to the address of record only.

                    Neither the Portfolio nor Vanguard will be responsible for the authenticity of transaction instructions received by
                    telephone, provided that reasonable security procedures
                    have been followed. Vanguard believes that the security
                    procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any
                    losses resulting from unauthorized or fraudulent telephone transactions on your account.
--------------------------------------------------------------------------------
TRANSFERRING        You may transfer the registration of any of your non-re-
REGISTRATION        tirement account shares to another person by completing a
                    transfer form and sending it to: VANGUARD FINANCIAL CENTER,
                    P.O. BOX 1110, VALLEY FORGE, PA 19482, ATTENTION: TRANSFER
                    DEPARTMENT. The request must be in Good Order. To request a transfer form and full instructions, please call our Client
                    Services Department (1-800-662-2739).
--------------------------------------------------------------------------------
STATEMENTS AND      Vanguard will send you a confirmation statement each time
REPORTS             you initiate a transaction in your account (except for
                    checkwriting redemptions from Vanguard money market ac-counts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                    Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single category method. This service is available for most taxable accounts opened since January 1, 1986. In general, investors who redeemed shares from a qualifying Vanguard account may expect to receive their Average Cost

                    Statement along with their Fund Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                    Financial reports on the Fund will be mailed to you
                    semiannually, according to the Fund's fiscal year-end.
--------------------------------------------------------------------------------
OTHER VANGUARD      Many of these services are not available to (or appropriate
SERVICES            for) retirement account shareholders. For more information about any of these services, please call our Investor In-formation Department at 1-800-662-7447.

VANGUARD DIRECT     With Vanguard's Direct Deposit Service, most U.S. Govern-
DEPOSIT SERVICE     ment checks (including Social Security and military pension checks) and private payroll checks may be automatically de-posited into your Vanguard Fund account. Separate brochures and forms are available for direct deposit of U.S. Govern-ment and private payroll checks.

VANGUARD            Vanguard's Automatic Exchange Service allows you to move
AUTOMATIC           money automatically among your Vanguard Fund accounts. For
EXCHANGE SERVICE    instance, the service can be used to "dollar cost average"
                    from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND       Vanguard's Fund Express allows you to transfer money be-
EXPRESS             tween your Fund account and your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-7447) for a Fund
                    Express application.

                    Special rules govern how your Fund Express purchases or re-demptions are credited to your account. In addition, some services of Fund Express cannot be used with specific Van-guard Funds. For more information, please refer to the Van-guard Fund Express brochure.

VANGUARD DIVIDEND   Vanguard's Dividend Express allows you to transfer your
EXPRESS             dividends and/or capital gains distributions automatically from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Au-tomated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our In-vestor Information Department (1-800-662-7447) for a Van-guard Dividend Express application.


VANGUARD TELE-      Vanguard's Tele-Account is a convenient, automated service
ACCOUNT             that provides share price, price change and yield quota-
                    tions on Vanguard Funds through any TouchTone(TM) tele-
                    phone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment as well as request telephone exchanges and check redemptions. To contact Van-
                    guard's Tele-Account service, dial 1-800-ON-BOARD (1-800-
                    662-6273). A brochure offering detailed operating instruc-
                    tions is available from our Investor Information Department
                    (1-800-662-7447).
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

[LOGO OF VANGUARD APPEARS HERE]


---------------


THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 2600
Valley Forge, PA 19482

INVESTOR INFORMATION
 DEPARTMENT:
1-800-662-7447 (SHIP)

CLIENT SERVICES
 DEPARTMENT:
1-800-662-2739 (CREW)

TELE-ACCOUNT FOR
 24-HOUR ACCESS:
1-800-662-6273 (ON-BOARD)

TELECOMMUNICATION SERVICE
 FOR THE HEARING-IMPAIRED:
1-800-662-2738

TRANSFER AGENT:
The Vanguard Group, Inc.
Vanguard Financial Center
Valley Forge, PA 19482

                        [LOGO OF VANGUARD APPEARS HERE]

                              P R O S P E C T U S

                              APRIL 30, 1997


                        [LOGO OF VANGUARD APPEARS HERE]

P056

                                                                  (LOGO)

                        [LOGO OF VANGUARD APPEARS HERE]

                                   PROSPECTUS

                              APRIL 30, 1997


                                     (LOGO)



        Vanguard LifeStrategy Portfolios are Part of Vanguard STAR Fund

                     [LOGO OF VANGUARD GROUP APPEARS HERE]

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

[LOGO OF VANGUARD APPEARS HERE]
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROSPECTUS--APRIL 30, 1997
-------------------------------------------------------------------------------
NEW ACCOUNT INFORMATION: INVESTOR INFORMATION DEPARTMENT --1-800-662-7447
(SHIP)
-------------------------------------------------------------------------------
SHAREHOLDER ACCOUNT SERVICES: CLIENT SERVICES DEPARTMENT--1-800-662-2739
(CREW)
-------------------------------------------------------------------------------

INVESTMENT       Vanguard STAR Fund is an open-end non-diversified investment
OBJECTIVES AND   company which seeks to maximize total investment return
POLICIES         (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this
                 Prospectus. The Fund consists of six portfolios; however,
                 this prospectus relates only to four portfolios, Income, Con-
                 servative Growth, Moderate Growth, and Growth Portfolios (the
                 "LifeStrategy Portfolios"). These four Portfolios invest in up to five Vanguard mutual funds, representing different com-
                 binations of stocks, bonds and reserves and reflecting vary-
                 ing degrees of potential investment risk and reward. There is no assurance that the Portfolios will achieve their stated
                 objectives. Shares of the Fund are neither insured nor guar-
                 anteed by any agency of the U.S. Government, including the
                 FDIC.
-------------------------------------------------------------------------------
OPENING AN       The Portfolios are designed primarily for tax-advantaged re-
ACCOUNT          tirement accounts and other long-term investment savings. To open an Individual Retirement Account (IRA), please use a
                 Vanguard IRA Adoption Agreement. To obtain a copy of this
                 form, call 1-800-662-7447, Monday through Friday, from 8:00
                 a.m. to 9:00 p.m. and Saturday, from 9:00 a.m. to 4:00 p.m.
                 (Eastern time). If you are establishing an investment account outside a Vanguard-sponsored retirement plan, complete the
                 Account Registration Form. If you need assistance in complet-
                 ing these forms, please call the Investor Information Depart-
                 ment. The minimum initial investment is $3,000 ($1,000 for
                 Individual Retirement Accounts and Uniform Gifts/Transfers to
                 Minors Act Accounts).
-------------------------------------------------------------------------------

ABOUT THIS       This Prospectus is designed to set forth concisely the infor-
PROSPECTUS       mation you should know about the Portfolios before you in-
                 vest. It should be retained for future reference. A "State-
                 ment of Additional Information" containing additional
                 information about Vanguard STAR Fund has been filed with the
                 Securities and Exchange Commission. This Statement is dated
                 April 30, 1997 and has been incorporated by reference into this Prospectus. A copy may be obtained without charge by
                 writing to the Fund or by calling the Investor Information
                 Department.
-------------------------------------------------------------------------------
TABLE OF CONTENTS

                                                                            Page
Highlights.................................................................    2
Portfolio Expenses.........................................................    4
Financial Highlights.......................................................    5
Yield and Total Return.....................................................    7
                             PORTFOLIO INFORMATION
Investment Objectives......................................................    8
Investment Policies........................................................    9
Investment Risks...........................................................   10
Who Should Invest..........................................................   13
Implementation of Policies.................................................   14
Investment Limitations.....................................................   17
Management of the Portfolios...............................................   17
Investment Management......................................................   19
Dividends, Capital Gains and Taxes.........................................   20
The Share Price of Each Portfolio..........................................   22
General Information........................................................   22

                                                                            Page
                             SHAREHOLDER GUIDE
Opening an Account and Purchasing Shares...................................   24
When Your Account Will Be Credited.........................................   28
Selling Your Shares........................................................   28
Exchanging Your Shares.....................................................   30
Important Information about Telephone Transactions.........................   32
Transferring Registration..................................................   32
Other Vanguard Services....................................................   33

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                  HIGHLIGHTS


OBJECTIVES AND        Vanguard STAR Fund is an open-end non-diversified in-
POLICIES              vestment company which seeks to maximize total invest-
                      ment return subject to the investment restrictions and asset allocation policies described in this Prospectus.
                      The Fund consists of six portfolios; however this Pro-spectus relates only to the Income, Conservative Growth, Moderate Growth, and Growth Portfolios, collectively known as the Vanguard LifeStrategy Portfolios. These four Portfolios invest in up to five Vanguard mutual funds representing different combinations of stocks, bonds, and reserves and reflecting varying degrees of potential investment risk and reward. The Portfolios do not invest directly in a portfolio of securities, rath-er, in order to meet their objectives the Portfolios in-vest in shares of other Vanguard Funds.

                                                                    PAGE 8

-------------------------------------------------------------------------------
FOUR SEPARATE         Investors may choose to invest in any of the four
PORTFOLIOS            LifeStrategy Portfolios, based on personal objectives,
                      time horizons, risk tolerances, and financial circum-stances:

                      Income Portfolio -- seeks to provide current income.

                      Conservative Growth Portfolio -- seeks to provide cur-rent income and low to moderate growth of capital.

                      Moderate Growth Portfolio -- seeks to provide growth of capital and a reasonable level of current income.

                      Growth Portfolio -- seeks to provide growth of capital.

                                                                    PAGE 8

-------------------------------------------------------------------------------

RISK                  The Portfolios differ in terms of stock market risk,
CHARACTERISTICS       bond market risk, and inflation risk. STOCK MARKET RISK
                      is the possibility that stock prices in general will de-cline over short or extended periods. Stock markets tend to be cyclical with periods when stock prices generally rise or fall. The Conservative Growth, Moderate Growth and Growth Portfolios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET RISK is the possibil-ity that bond prices will decline over short or long pe-riods, due primarily to changes in market interest rates. INFLATION RISK is the possibility that rising prices for goods and services will erode the real return of an investment in stocks, bonds or reserves.

                      Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in stock funds. While the other two Portfolios, Income and Conservative Growth, will have higher exposure to bond market risk because of the significant investment expo-sure these Portfolios have in bond funds. These two Portfolios are also considered to have greater inflation risk because of their significant exposure to bonds and reserves.

                                                                   PAGE 10
-------------------------------------------------------------------------------

THE VANGUARD GROUP    The Officers of the Fund manage the Portfolios' day-to-
                      day operations. The Officers are directly responsible to the Fund's Board of Trustees. The Officers of the Fund also serve as Officers of each of the Vanguard Funds and of The Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group and most of the Funds within the Group. For important information regarding the structure of the Fund, please see "Manage-ment of the Portfolios."

                                                                   PAGE 17
-------------------------------------------------------------------------------
INVESTMENT            The Portfolios do not currently employ investment advis-
MANAGEMENT            ers and therefore do not pay advisory fees. The Portfo-
                      lios currently do not have portfolio managers. The de-termination of how the Portfolios' assets will be invested in certain Vanguard funds is made by the Fund's
                      Officers pursuant to the investment objectives and poli-cies. However, the Portfolios as shareholders of each of the underlying Vanguard funds, benefit from the invest-ment advisory services of each of the underlying funds and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                                                                   PAGE 19
-------------------------------------------------------------------------------
DIVIDENDS, CAPITAL    The Income and Conservative Growth Portfolios will make
GAINS AND TAXES       quarterly dividend distributions; while the Moderate
                      Growth and Growth Portfolios will make semi-annual divi-dend distributions. Capital gains distributions, if any, will be made annually for each Portfolio. Also, a sale of shares -- whether made by redemption or exchange -- is a taxable event and may result in a capital gain or loss.

                                                                   PAGE 20
-------------------------------------------------------------------------------
PURCHASING SHARES     You may purchase shares by mail, wire, or exchange from
                      another Vanguard Fund. The minimum initial investment is $3,000 per Portfolio; the minimum for subsequent invest-ments is $100. There are no sales commissions or 12b-1 fees.

                                                                   PAGE 24
-------------------------------------------------------------------------------
SELLING SHARES        You may redeem shares of the Portfolio by mail or by
                      telephone. Each Portfolio's share price is expected to fluctuate, and at the time of redemption may be more or less than at the time of initial purchase, resulting in a gain or loss.

                                                                   PAGE 28
-------------------------------------------------------------------------------
SERVICES TO           The Fund offers a number of special services including:
SHAREHOLDERS          Fund Express, for electronic transfers between the Fund
                      and your bank account; Tele-Account, for round-the-clock telephone access to your Fund account; Direct Deposit, for automatic deposit of payroll checks; Average Cost
                      Statement, for determination of the average cost of shares redeemed for tax purposes; and Dividend Express for automatic transfer of dividends and/or capital gains to a bank account.

                                                                  PAGE  33
-------------------------------------------------------------------------------

PORTFOLIO EXPENSES    The following table illustrates ALL expenses and fees
                      that you would incur as a shareholder of the Portfolios.
                      The expenses and fees set forth in the table are for the 1996 fiscal year.

                                                 CONSERVATIVE MODERATE
             SHAREHOLDER TRANSACTION    INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
             --------------------------------------------------------------------
             Sales Load Imposed on
              Purchases..............    None        None       None      None
             Sales Load Imposed on
              Reinvested Dividends...    None        None       None      None
             Redemption Fees.........    None        None       None      None
             Exchange Fees...........    None        None       None      None
                                                 CONSERVATIVE MODERATE
             ANNUAL FUND OPERATING      INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
             --------------------------------------------------------------------
             Management &
              Administrative
              Expenses...............    None        None       None      None
             Investment Advisory
              Fees...................    None        None       None      None
             12b-1 Fees..............    None        None       None      None
             Other Expenses
              Distribution Costs.....    None        None       None      None
              Miscellaneous Expenses.    None        None       None
             Total Other Expenses....    None        None       None      None
                                         ----        ----       ----      ----
                 TOTAL OPERATING
                  EXPENSES...........    None        None       None      None
                                         ====        ====       ====      ====

                      The purpose of these tables is to assist you in under-standing the various costs and expenses that you would bear directly or indirectly as an investor in the Port-folios.

                      The Portfolios did not incur any expenses in fiscal year 1996, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the ex-penses of the underlying Vanguard Funds in which the Portfolios invest.

                      Purchases by LifeStrategy Portfolios of Vanguard STAR Fund -- Total International Portfolio are subject to a 0.75% portfolio transaction fee.

                      The following chart illustrates the indirect expense ra-tio that each Portfolio incurred, based on its invest-ments in the underlying Vanguard Funds, for the year ended December 31, 1996:

                                                CONSERVATIVE MODERATE
                                       INCOME      GROWTH     GROWTH    GROWTH
                                      PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                                      --------- ------------ --------- ---------
             Indirect Expense Ratio..   0.31%       0.31%      0.32%     0.32%

                      Using the above indirect expense ratios for the Portfo-lios, the following example illustrates the expenses that you would incur on a $1,000 investment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted previous-ly, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
             Income Portfolio...................  $ 3     $10     $17     $39
             Conservative Growth Portfolio......  $ 3     $10     $17     $39
             Moderate Growth Portfolio..........  $ 3     $10     $18     $41
             Growth Portfolio...................  $ 3     $10     $18     $41

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

-------------------------------------------------------------------------------

FINANCIAL             The following financial highlights for each of the fis-
HIGHLIGHTS            cal periods ended December 31, 1996 have been audited by
                      Price Waterhouse LLP, independent accountants, whose re-port on the financial statements which contain this in-formation, was unqualified. This information should be read in conjunction with the LifeStrategy Portfolios' financial statements and notes thereto, which, together with the remaining portions of the Portfolios' 1996 An-nual Report to Shareholders, are incorporated by refer-ence in the Statement of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse LLP, in the Portfolios' 1996 Annual Re-port to Shareholders. For a more complete discussion of the Portfolios' performance, please see the Portfolios'
                      1996 Annual Report to Shareholders, which may be ob-tained without charge by writing to the Fund or by call-ing our Investor Information Department at 1-800-662-
                      7447.

                          --------------------------- ---------------------------
                                                         CONSERVATIVE GROWTH
                              INCOME PORTFOLIO                PORTFOLIO
                          --------------------------- ---------------------------
                           YEAR ENDED      SEPT. 30+   YEAR ENDED      SEPT. 30+
                            DEC. 31,      TO DEC. 31,   DEC. 31,      TO DEC. 31,
                           1996    1995      1994      1996    1995      1994
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.54  $ 9.88    $10.00    $11.68  $ 9.89    $10.03
                          ------  ------    ------    ------  ------    ------
INVESTMENT OPERATIONS
Income Distributions
 Received...............     .64     .49       .14       .53     .47       .14
Capital Gain
 Distributions Received.     .19     .09       --        .20     .11       .01
                          ------  ------    ------    ------  ------    ------
Total Distributions
 Received...............     .83     .58       .14       .73     .58       .15
Net Realized and
  Unrealized Gain (Loss)
  on Investments........     .03    1.66      (.12)      .46    1.80      (.14)
                          ------  ------    ------    ------  ------    ------
TOTAL FROM INVESTMENT
 OPERATIONS.............     .86    2.24       .02      1.19    2.38       .01
---------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends From Net
 Investment Income......    (.64)   (.49)     (.14)     (.53)   (.47)     (.14)
Distributions From
 Realized Capital Gains.    (.21)   (.09)      --       (.20)   (.12)     (.01)
                          ------  ------    ------    ------  ------    ------
TOTAL DISTRIBUTIONS.....    (.85)   (.58)     (.14)     (.73)   (.59)     (.15)
---------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD..........  $11.55  $11.54    $ 9.88    $12.14  $11.68    $ 9.89
=================================================================================
TOTAL RETURN............    7.65%  22.99%     0.20%    10.36%  24.35%     0.10%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......    $151    $121       $11      $462    $219       $41
Ratio of Expenses to
 Average Net Assets.....       0%      0%        0%        0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.66%   5.76%     7.31%*    4.86%   5.14%     7.07%*
Portfolio Turnover Rate.      22%      4%        1%        2%      1%        0%
*Annualized.
+Commencement of operations.
--------------------------------------------------------------------------------

                          --------------------------- ---------------------------
                               MODERATE GROWTH
                                  PORTFOLIO                GROWTH PORTFOLIO
                          --------------------------- ---------------------------
                             YEAR ENDED                  YEAR ENDED
                              DEC. 31,     SEPT. 30+      DEC. 31,     SEPT. 30+
                          --------------  TO DEC. 31, --------------  TO DEC. 31,
                           1996    1995      1994      1996    1995      1994
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $12.11  $ 9.86    $10.08    $12.36  $ 9.93    $10.10
                          ------  ------    ------    ------  ------    ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .44     .36       .14       .34     .32       .13
 Capital Gain
  Distributions
  Received..............     .22     .13       .01       .24     .14       .02
                          ------  ------    ------    ------  ------    ------
 Total Distributions
  Received..............     .66     .49       .15       .58     .46       .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     .87    2.25      (.22)     1.32    2.43      (.16)
                          ------  ------    ------    ------  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    1.53    2.74      (.07)     1.90    2.89      (.01)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.44)   (.36)     (.14)     (.35)   (.31)     (.14)
 Distributions From
  Realized Capital
  Gains.................    (.23)   (.13)     (.01)     (.23)   (.15)     (.02)
                          ------  ------    ------    ------  ------    ------
  TOTAL DISTRIBUTIONS...    (.67)   (.49)     (.15)     (.58)   (.46)     (.16)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $12.97  $12.11    $ 9.86    $13.68  $12.36    $ 9.93
=================================================================================
TOTAL RETURN............   12.71%  27.94%    (0.70)%   15.41%  29.24%    (0.10)%
=================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......    $826    $235       $35    $  629    $217       $38
Ratio of Expenses to
 Average Net Assets.....       0%      0%        0%        0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.98%   4.42%     7.10%*    3.18%   3.67%     7.06%*
Portfolio Turnover Rate.       3%      1%        0%        0%      1%        1%
*Annualized.
+Commencement of operations.
-------------------------------------------------------------------------------

YIELD AND TOTAL       From time to time the Portfolios may advertise their
RETURN                yield and total return. Both yield and total return fig-
                      ures are based on historical earnings and are not in-tended to indicate future performance. The "total re-turn" of the Portfolios refers to the average annual compounded rates of return over one-, five- and ten-year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an ini-tial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assum-ing the reinvestment of all dividend and capital gains distributions.

                      In accordance with industry guidelines set forth by the U.S. Securities and Exchange Commission, the "30-day yield" of a Portfolio is calculated by dividing net in-vestment income per share earned during a 30-day period by the net asset value per share on the last day of the period. Net investment income includes interest and div-idend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months and then annualized. Methods used to calculate adver-tised yields are standardized for all stock and bond mu-tual funds. However, these methods differ from the ac-counting methods used by the Portfolios to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an in-vestor's account.

-------------------------------------------------------------------------------
INVESTMENT            The objective of the Portfolios is to maximize total in-
OBJECTIVES            vestment return (i.e., capital growth and income) sub-
                      ject to the investment restrictions and asset allocation policies described in this Prospectus. Specifically:

                      . The INCOME PORTFOLIO seeks to provide current income.

                      . The CONSERVATIVE GROWTH PORTFOLIO seeks to provide
                        current income and low to moderate growth of capital.

                      . The MODERATE GROWTH PORTFOLIO seeks to provide growth
                        of capital and a reasonable level of current income.

                      . The GROWTH PORTFOLIO seeks to provide growth of capi-
                        tal.

                      The investment objectives of the Portfolios are summa-rized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and risk of principal:

                  PORTFOLIO NAME      INCOME GROWTH OF CAPITAL RISK OF PRINCIPAL
                  --------------      ------ ----------------- -----------------
             Income Portfolio........ High    Negligible            Medium
             Conservative Growth
              Portfolio.............. Medium  Low                   Medium
             Moderate Growth
              Portfolio.............. Medium  Low to Medium         Medium
             Growth Portfolio........ Low     Medium to High        High

                      There is no assurance that the Portfolios will achieve their stated objectives.

                      The investment objective of each Portfolio is fundamen-tal and so cannot be changed without the approval of a majority of the Portfolio's shareholders.
-------------------------------------------------------------------------------

ASSET ALLOCATION      Asset allocation between stocks, bonds and reserves is
FRAMEWORK             the most critical investment decision an investor makes.
                      Selecting the appropriate mix should be based on per-sonal objectives, time horizons and risk tolerances.
                      These Portfolios provide different types of investors with a way to meet target asset allocations.

                      In order to achieve their investment objectives, the Portfolios maintain different allocations of stocks, bonds and reserves/1/, reflecting varying degrees of po-tential investment risk and reward. These asset class allocations provide investors with four diversified, distinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected as-set allocation for each Portfolio:

                      [PIE CHART APPEARS HERE]         [PIE CHART APPEARS HERE]





                      [PIE CHART APPEARS HERE]         [PIE CHART APPEARS HERE]




                      /1/"Reserves" will consist of the VFISF Short-Term Corpo-
                        rate Portfolio and cash instruments held by VAAF.

-------------------------------------------------------------------------------

INVESTMENT            Each Portfolio seeks to achieve its objective by invest-
POLICIES              ing in a different combination of other Vanguard Funds.
                      As investments for the Portfolios, the Trustees have
                      chosen Vanguard Index Trust ("VIT")--Total Stock Market
THE PORTFOLIOS        Portfolio, Vanguard STAR Fund--Total International Port-
INVEST IN A           folio ("TIP"), Vanguard Asset Allocation Fund ("VAAF"),
DIVERSIFIED           Vanguard Fixed Income Securities Fund ("VFISF")--Short-
PORTFOLIO OF          Term Corporate Portfolio and Vanguard Bond Index Fund--
VANGUARD FUNDS        Total Bond Market Portfolio to be the underlying invest-
                      ments of the Portfolios. Each Portfolio invests in these Funds using fixed formulas in order to provide investors with the expected asset allocation. The table below shows, by asset class, how the Portfolios will invest in the selected Vanguard Funds.

                            INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                    PERCENT OF  PERCENT OF
                                    UNDERLYING          PERCENT OF CONSERVATIVE  MODERATE  PERCENT OF
               INVESTMENT            VANGUARD             INCOME      GROWTH      GROWTH     GROWTH
                CATEGORY               FUNDS            PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
               ----------    ------------------------   ---------- ------------ ---------- ----------
             Stocks          VIT--Total Stock Market
             . US            Portfolio...............        5%         20%         35%        50%
             . International Vanguard Total
                             International Portfolio.        0%          5%         10%        15%
             Bonds           Total Bond Market
                             Portfolio...............       50%         30%         30%        10%
             Reserves        VFISF--STCorp
                             Portfolio/1/............       20%         20%          0%         0%
             Asset           Vanguard Asset
             Allocation      Allocation Fund.........       25%         25%         25%        25%
             Component
                                                           ----        ----        ----       ----
                             Total...................      100%        100%        100%       100%


                      /1/"Reserves" are neither cash nor money market instru-
                        ments. The Short-Term Corporate Portfolio invests in short-term corporate bonds and has experienced fluctu-ations in its net asset value equal to approximately 18% since its inception. Accordingly, the Portfolios' investments in "reserves" can be expected to fluctuate within a similar range.

                      The allocation of each Portfolio's assets among the Van-guard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                      The investment restrictions and asset allocation poli-cies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                      From time to time, the Portfolios' investments in the underlying Vanguard Funds may be limited by certain fac-tors. For example, the Board of Directors of any of the underlying Vanguard Funds may impose limits on addi-tional investments in a particular Fund.

                      See "Implementation of Policies" for a description of other investment practices of the Portfolios.

-------------------------------------------------------------------------------

INVESTMENT RISKS      Like any investment program, an investment in one or
                      more of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and reserves, the Portfolios are subject to dif-ferent levels of stock market, bond market, credit and inflation risks.


MARKET RISK --        Stock MARKET RISK is the possibility that stock prices
 STOCKS               in general will decline over short or even extended pe-
                      riods. The stock market tends to be cyclical, with peri-ods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock markets can be as volatile, if not more volatile than investments in U.S. markets.

                      To illustrate the volatility of stock prices, the fol-lowing table sets forth the extremes for U.S. stock mar-ket returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                        AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)

                                     OVER VARIOUS TIME HORIZONS

                             1 YEAR            5 YEARS           10 YEARS           20 YEARS
                             ------            -------           --------           --------
               Best          +53.9%             +23.9%            +20.1%             +16.9%
               Worst         -43.3              -12.5             - 0.9              + 3.1
               Average       +12.7              +10.4             +10.8              +10.8

                      As shown, common stocks have provided annual total re-turns (capital appreciation plus dividend income) aver-aging +10.8% for all 10-year periods from 1926 to 1996 The return in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and interim losses are inevitable. For example, af-ter the "bear market" of 1973-1974, it took four years for many investors to recover their losses (assuming dividends were reinvested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK --        The bond market is typically less risky than the stock
 BONDS                market, although there have been times when some bonds
                      were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide. Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond de-pends on its maturity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when interest rates fall, bond prices generally rise.

                      From time to time, the stock and bond markets may fluc-tuate independently of one another. In other words, a decline in the stock market may in certain instances be offset by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of com-mon stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less investment return) than a mutual fund investing exclu-sively in common stocks.

CREDIT RISK           CREDIT RISK is the possibility that a bond issuer will
                      fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio is a func-tion of the credit quality of its underlying securities.

INFLATION RISK        Like market risk, inflation represents a significant
                      threat to even a well-diversified portfolio because in-flation erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has averaged 3.1%, offsetting most of the return from re-serves and bonds, but less than half of the return from stocks. For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

FOREIGN               The Conservative Growth, Moderate Growth and Growth
SECURITIES' RISK      Portfolios may invest in foreign securities. For U.S.
                      investors, the returns of foreign investments are influ-enced by not only the returns on foreign common stocks themselves, but also by CURRENCY RISK -- i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign stocks for a U.S. investor may be diminished. By con-trast, in a period when the U.S. dollar generally de-clines, the returns on foreign stocks may be enhanced.

                      Other risks and considerations of international invest-ing include the following: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transac-tions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes pay-able on a Portfolio's foreign securities, which may re-duce dividend income payable to shareholders; the possi-bility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regu-lations; difficulty in obtaining a judgment from a for-eign court; political instability which could affect U.S. investment in foreign countries; and potential re-strictions on the flow of international capital.

VANGUARD FUND RISK    The Portfolios are concentrated in investment companies
                      of The Vanguard Group, so investors should be aware that each Portfolio's performance is directly related to the investment performance of the Vanguard Funds in which it invests and each Portfolio's allocation among the Funds.
                      First, changes in the net asset values of the underlying
                      Vanguard Funds affect each Portfolio's net asset value.
                      Second, over the long-term, each Portfolio's ability to meet its investment objective depends on the underlying
                      Vanguard Funds meeting their investment objectives.

INVESTORS ARE         While the Portfolios do not hold securities directly,
SUBJECT TO MANAGER    the Portfolios are subject to manager risk of the under-
RISK                  lying Funds, which is the possibility that the under-
                      lying Funds' portfolio managers may fail to execute the underlying Funds' investment strategies effectively. As a result, the Portfolios may fail to meet their stated objectives.

-------------------------------------------------------------------------------

WHO SHOULD INVEST     The Portfolios are designed for investors who are plan-
                      ning for retirement or who are in retirement and main-
                      tain investments in certain tax-advantaged accounts
INVESTORS SEEKING     and/or other long-term investment savings. Because of
A BALANCED            the risks associated with common stock and bond invest-
RETIREMENT            ments, the Portfolios are intended to be long-term in-
INVESTMENT PROGRAM    vestment vehicles and are not designed to provide in-
                      vestors with a means of speculating on market movements.
                      Specifically:

                      . The INCOME PORTFOLIO may be suitable for investors
                        seeking current income. Investors should have suffi-cient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Port-folio is most suitable for investors with a lower tol-erance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                      . The CONSERVATIVE GROWTH PORTFOLIO is suitable for in-
                        vestors who are seeking current income and low to mod-erate growth of capital. Investors should have both sufficient time and tolerance for investment volatil-ity to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                      . The MODERATE GROWTH PORTFOLIO is suitable for invest-
                        ors who are still seeking reasonable stock market expo-sure, but who are not willing to take the substantial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment vola-tility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time ho-rizon. Example: investors in their 50s who are saving on a regular basis for retirement and who plan to re-tire in their early to mid 60s.

                      . The GROWTH PORTFOLIO is suitable for investors seeking
                        the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfo-lio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to re-tire in their early to mid 60s.

                      Investors can choose any of these four Portfolios, de-pending on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfolio.

                      The Portfolios may be especially suitable for tax-advantaged retirement accounts, including: Individual Retirement Accounts (IRAs), Simplified Employee Pension Plan Accounts (SEP-IRAs), 403(b)(7) custodial accounts for employees of non-profit organizations, 401(k) plans and other employer-sponsored retirement plans. While the Portfolios are specifically designed for tax-advantaged retirement accounts, shares may also be purchased by in-vestors for other long-term general savings purposes.

                      Investors who engage in excessive account activity gen-
                      erate additional costs which are borne by all of the
                      Portfolios' shareholders. In order to minimize such
                      costs the Portfolios have adopted the following poli-
                      cies. The Portfolios reserve the right to reject any
                      purchase request (including exchange purchases from
                      other Vanguard portfolios) that is reasonably deemed to
                      be disruptive to efficient portfolio management, either
                      because of the timing of the investment or previous ex-
                      cessive trading by the investor. Additionally, the Port-
                      folios have adopted exchange privilege limitations as
                      described in the section "Exchange Privilege Limita-
                      tions." Finally, the Portfolios reserve the right to
                      suspend the offering of their shares.
-------------------------------------------------------------------------------
IMPLEMENTATION OF     The Vanguard Funds in which the Portfolios invest, as
POLICIES              well as certain other investment practices of the Port-
                      folios, are described below. Investors desiring more in-formation on an underlying Vanguard Fund described below should call Vanguard's Investor Information Department
                      (1-800-662-7447) for the underlying Fund's prospectus.



THE PORTFOLIOS        The TOTAL STOCK MARKET PORTFOLIO is one of six Portfo-
INVEST IN TWO         lios of Vanguard Index Trust, an open-end diversified
VANGUARD EQUITY       investment company. The Total Stock Market Portfolio is
INDEX FUNDS           an index fund which seeks to match the investment per-
                      formance of the Wilshire 5000 Index, an index consisting of all regularly and publicly traded U.S. stocks. The
                      Total Stock Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically se-lected sample of the more than 6,000 stocks included in the Index.

                      The TOTAL INTERNATIONAL PORTFOLIO is a separate portfo-lio of Vanguard STAR Fund. As a "Fund of Funds", it in-vests in each of the three Portfolios (European, Pacific and Emerging Markets) of Vanguard International Equity Index Fund, an open-end diversified investment company. Approximately 45% of the assets of the Total Interna-tional Portfolio are invested in the European Portfolio, 45% are invested in the Pacific Portfolio and 10% are invested in the Emerging Markets Portfolio. The European Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Europe
                      (Free) Index, a diversified, capitalization-weighted in-dex comprised of companies located in 14 European coun-tries (Austria, Belgium, Denmark, Finland, France, Ger-many, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland, and United Kingdom). The Pacific Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Pa-cific Index, a diversified, capitalization-weighted in-dex comprised of companies located in Australia, Japan, Hong Kong, New Zealand and Singapore. The Emerging Mar-kets Portfolio is an index fund which seeks to track the aggregate price and yield performance of the Morgan Stanley Capital International (MSCI) -- Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 14 emerging markets within Eu-rope, Asia, Africa and Latin America (Argentina, Brazil, Greece, Hong Kong, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, Singapore, South Africa, Thai-land, and Turkey). The European, Pacific and Emerging Markets Portfolios attempt to match their indexes by in-vesting in statistically selected samples of the stocks included in their respective indexes.

                      All four LifeStrategy Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the Total Interna-tional Portfolio.

                      These two equity index funds, the Total Stock Market and Total International Portfolios, are not managed accord-ing to traditional methods of active investment manage-ment, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the funds use a "passive" or indexing investment approach to duplicate the results of their respective indexes. The two index funds do not pay advisory fees. All index matching services are pro-vided to the two funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS        The Short-Term Corporate Portfolio of Vanguard Fixed In-
INVEST IN TWO         come Securities Fund and the Total Bond Market Portfolio
VANGUARD BOND         of Vanguard Bond Index Fund are bond funds, which seek
FUNDS                 to provide current income by investing in fixed-income
                      securities. These funds have distinct investment poli-cies.

                      The SHORT-TERM CORPORATE PORTFOLIO invests in a diversi-fied portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. The TOTAL BOND MARKET PORTFOLIO will invest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond In-dex (the "Aggregate Bond Index"). The Aggregate Bond In-dex is a broad market-weighted index which encompasses four major classes of investment grade fixed-income se-curities in the United States: U.S. Treasury and agency securities, corporate bonds, international (dollar-de-nominated) bonds, and mortgage-backed securities, with maturities greater than one year.

                      Each Portfolio will invest a portion of its assets in the Total Bond Market Portfolio, while only the Income Portfolio and Conservative Growth Portfolio will invest in the Short-Term Corporate Portfolio.

ALL FOUR              VANGUARD ASSET ALLOCATION FUND, an open-end diversified
PORTFOLIOS INVEST     investment company, which allocates its assets among a
IN VANGUARD ASSET     common stock portfolio, a bond portfolio and money mar-
ALLOCATION FUND       ket instruments. The investment adviser allocates the
                      Fund's assets among stocks, bonds, and money market in-struments in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limita-tions on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds, and money market instruments).


THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds are
EACH UNDERLYING       authorized to invest temporarily in certain short-term
FUND MAY INVEST IN fixed income securities. Such securities may be used to SHORT-TERM FIXED invest uncommitted cash balances, to maintain liquidity INCOME SECURITIES to meet shareholder redemptions, or to take a temporary defensive position against market declines. These secu-rities include: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances;
                      and repurchase agreements collateralized by these secu-rities.

DERIVATIVE            Derivatives are instruments whose values are linked to
INVESTING             or derived from an underlying security or index. The
                      most common and conventional types of derivative securi-ties are futures and options.


THE PORTFOLIOS AND    The Portfolios and their underlying Vanguard Funds may
EACH UNDERLYING       invest in futures contracts and options to a limited ex-
FUND MAY INVEST IN    tent. Specifically, the Portfolios' underlying funds,
FUTURES CONTRACTS     including Total Stock Market Portfolio, Total Interna-
AND OPTIONS           tional Portfolio, Short-Term Corporate Portfolio, Total
                      Bond Market Portfolio, and Vanguard Asset Allocation
                      Fund, may invest in futures contracts and options. The
                      Portfolios have no present intention of investing di-rectly in futures contracts and options, but if they were to do so, investment decisions regarding such in-struments would be made by Vanguard's Core Management or Fixed Income Group.

                      Futures contracts and options may be used for several reasons: to simulate full investment in the underlying securities while retaining a cash balance for Fund man-agement purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures con-tracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or options transactions to leverage their assets.

                      The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and options by the underlying Funds are: (i) imperfect cor-relation between the change in market value of securi-ties held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid second-ary market for a futures contract resulting in an in-ability to close a futures position prior to its matu-rity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying se-curities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an ac-tive and liquid secondary market. Additionally, invest-ments in futures contracts and options involve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                      The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures con-tract deposit; in addition the Portfolios and their un-derlying Funds may enter into futures contracts and op-tions transactions to the extent that not more than 20% of their respective assets (50% with respect to Vanguard Asset Allocation Fund) are committed to such contracts or transactions.


EACH OF THE           Each of the Portfolios' underlying Funds may lend their
PORTFOLIOS'           investment securities to qualified institutional invest-
UNDERLYING FUNDS      ors on a short or long term basis for the purpose of re-
MAY LEND ITS          alizing additional net investment income. Loans of secu-
SECURITIES            rities by a Fund will be collateralized by cash, letters
                      of credit, or securities issued
                      or guaranteed by the U.S. Government or its agencies.
                      The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO TURNOVER    The portfolio turnover rate is not expected to exceed
IS EXPECTED TO BE     25% annually. A portfolio turnover rate of 25% for a
LOW                   Portfolio would occur if one quarter of a Portfolio's
                      investments were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Portfolio shares; and (ii) to maintain or modify the allocation of the Portfolios' as-sets between the underlying Vanguard Funds in which the Portfolios invest within the percentage limits described under "Investment Policies."

-------------------------------------------------------------------------------
INVESTMENT            The Portfolios have adopted the following fundamental
LIMITATIONS           limitations on its investment practices. Specifically,
                      the Portfolios will not:


THE PORTFOLIOS        (a) borrow money, except from banks for temporary or
HAVE ADOPTED              emergency purposes, and then only in an amount not
CERTAIN                   in excess of 5% of the lower of the market value or
FUNDAMENTAL               cost of its assets, in which case it may pledge,
LIMITATIONS               mortgage or hypothecate any of its assets as secu-
                          rity for such borrowing, but not to an extent greater than 5% of the market value of its as-sets; and

                      (b) invest more than 25% of its assets in any one indus-
                          try, except for investment companies which are mem-bers of The Vanguard Group of Investment Companies.

                      These investment limitations are considered at the time investment securities are purchased. The limitations de-scribed here and in the Statement of Additional Informa-tion may be changed only with the approval of a majority of the Fund's shareholders.

-------------------------------------------------------------------------------
MANAGEMENT OF THE     The Officers of the Fund manage the day-to-day operation
PORTFOLIOS            of the Portfolios. The Officers are directly responsible
                      to the Fund's Board of Trustees. The Trustees, who are
THE OFFICERS          elected by the Fund's shareholders, determine how the
MANAGE THE            assets of each Portfolio should be invested among the
PORTFOLIOS'           Vanguard Funds, set general policies for the Fund and
OPERATIONS            choose its Officers. The Officers of the Fund also serve
                      as Officers of each of the Vanguard Funds and of The
                      Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group, Inc. and most of the Vanguard Funds within the Group. A list of Trust-ees and Officers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Addi-tional Information.

                      The business of the Fund will be conducted by its Offi-cers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Appli-cation for an Exemptive Order subsequently issued by the U.S. Securities and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in sim-ilar positions in the underlying Funds. If the interests of the Portfolios and the underlying Funds were ever to become divergent, a concern might arise that this could create a potential conflict of interest which could af-fect how the Officers or Trustees fulfill their fidu-ciary duties to the Portfolios and the Vanguard Funds. The Trust-ees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Of-ficers will carefully analyze the situation and take all steps they believe reasonable to minimize and, where possible, eliminate the potential conflict. Moreover, limitations on aggregate investments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, inso-far as possible, these concerns.


VANGUARD              The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND       (the "Agreement") with Vanguard under which Vanguard
DISTRIBUTES THE       will provide all management, administrative and distri-
PORTFOLIOS            bution services to the Portfolios of the Fund. Vanguard
                      is a jointly-owned subsidiary of more than 30 investment company members (the "Funds") of The Vanguard Group of
                      Investment Companies. The Vanguard Funds offer over 90 distinct investment portfolios with total assets in ex-cess of $250 billion. Vanguard provides the Portfolios and other Funds in the Group with corporate management, administrative and distribution services (similar to those provided to the Portfolios) on an at-cost basis.
                      As a result of Vanguard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mutual funds. In 1996, the average ex-pense ratio (annual costs including advisory fees di-vided by total net assets) for the Vanguard Funds amounted to approximately .29% compared to an average of 1.22% for the mutual fund industry (data provided by Lipper Analytical Services).

                      The Special Servicing Agreement provides that the Port-folios will pay for services to be rendered to the Port-folios by Vanguard on an "out of pocket" basis. The Portfolios will also bear the expenses of services pro-vided by other parties, including auditors, the custodi-an, and outside legal counsel, as well as taxes and other direct expenses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfo-lio to the cost of operating the underlying Vanguard Funds the Portfolios invest in and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Portfolios. The Portfolios' contributions to Vanguard represent rev-enues Vanguard receives because the Portfolios bear their pro rata share of the costs of operating the un-derlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Portfolios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor dupli-cated the Portfolio's investment program by investing directly in the underlying Funds).

                      Although such cost savings are not certain, the Trustees believe that the reimbursements to be made by Vanguard to the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios. Therefore, the Portfolios are expected by the Trustees to operate at a very low, or zero, expense ratio. In the event that the eco-nomic benefits of operating the Portfolios exceed their actual costs, such benefits will be shared by each of the Funds in The Vanguard Group, including the under-lying Funds in which the Portfolios invest.

-------------------------------------------------------------------------------
INVESTMENT            The Portfolios do not employ an investment adviser and
MANAGEMENT            therefore do not pay advisory fees. The Portfolios do
                      not have portfolio managers at this time. The determina-
THE FUND DOES NOT     tion of how the Portfolios' assets will be invested in
EMPLOY AN             certain of the Vanguard Funds is made by the Fund's Of-
INVESTMENT            ficers pursuant to the investment objective and policies
ADVISER               set forth in this Prospectus and procedures and guide-
                      lines established by the Trustees. However, the Portfo-lios, as shareholders of each of the underlying Vanguard
                      Funds, benefit from the investment advisory services of each of the underlying Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                      The Portfolios' underlying Funds are managed by the fol-lowing investment advisers:

                INVESTMENT ADVISER              PORTFOLIO'S UNDERLYING FUNDS
             -------------------------         ------------------------------
             The Vanguard Group, Inc.          Short-Term Corporate Portfolio
                                                of Vanguard Fixed Income
                                                Securities Fund
                                               Total Bond Market Portfolio of
                                                Vanguard Bond Index Fund
                                               Total Stock Market Portfolio
                                                of Vanguard Index Trust
                                               Total International Portfolio
                                                of Vanguard STAR Fund
             Mellon Capital Management         Vanguard Asset Allocation Fund


VANGUARD'S CORE       Vanguard's Core Management Group provides investment ad-
MANAGEMENT GROUP      visory services on an at-cost basis with respect to Van-
                      guard Index Trust -- Total Stock Market Portfolio and the Total International Portfolio of Vanguard STAR Fund.
                      The Core Management Group provides investment advisory services to other Vanguard Funds, including the remain-ing five Portfolios of Vanguard Index Trust. The Core
                      Management Group also provides investment advisory serv-ices to the Total International Portfolio's underlying portfolios-- the European, Pacific and Emerging Markets
                      Portfolios of Vanguard International Equity Index Fund,
                      Vanguard Institutional Index Fund, Vanguard Balanced In-dex Fund and the Equity Index Portfolio of Vanguard
                      Variable Insurance Fund, several Portfolios of the Van-guard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the REIT Index Portfolio of
                      Vanguard Specialized Portfolios, a portion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II's assets, as well as to several in-dexed separate accounts. Total assets under management by the Core Management Group were approximately $59 bil-lion as of December 31, 1996.

VANGUARD'S FIXED      Vanguard's Fixed Income Group provides investment advi-
INCOME GROUP          sory services on an at-cost basis to the Short-Term Cor-
                      porate Portfolio of Vanguard Fixed Income Securities
                      Fund and the Total Bond Market Portfolio of Vanguard
                      Bond Index Fund. The Fixed Income Group provides advi-sory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt. Total assets under management by the Fixed Income Group were approxi-mately $79 billion as of December 31, 1996.


MELLON CAPITAL        Mellon Capital Management is a professional counseling
MANAGEMENT            firm which manages well-diversified stock and bond port-
                      folios for institutional clients. As of December 31, 1996 the adviser provided investment advisory services to 218 clients and managed assets with an approximate value of $50 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, Wil-liam Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $14 billion of the assets that it manages. For its asset allocation clients, in-cluding the Fund, the adviser employs a proprietary as-set allocation model in managing client investment port-folios and an indexing approach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                      Vanguard Asset Allocation Fund pays Mellon Capital Man-agement an annual basic fee equal to 0.20% on the first $100 million of assets; .15 of 1% on the next $900 mil-lion of assets; .125 of 1% on the next $500 million of assets; and .10% of 1% on assets greater than $1.5 bil-lion. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same pe-riod.

                      Each Portfolio will purchase and sell the principal por-tion of its portfolio securities (i.e., shares of the underlying Vanguard Funds) by dealing directly with the issuer. There will be no sales charges or commissions because the underlying Funds are offered on a no-load basis, without sales charges. Investments in short-term money market instruments and repurchase agreements usu-ally will be principal transactions and will generally involve no brokerage commissions.

-------------------------------------------------------------------------------

DIVIDENDS, CAPITAL    The Income and Conservative Growth Portfolios expect to
GAINS AND TAXES       pay dividends quarterly from ordinary income, while the
                      Moderate Growth and Growth Portfolios expect to pay div-idends semi-annually from ordinary income. Capital gains distributions from the Portfolios, if any, will be made annually.

                      For tax-deferred retirement accounts (such as Individual Retirement Accounts or other retirement plans sponsored by Vanguard), dividend and capital gains distributions from the Portfolios must be reinvested in additional shares. For regular investment accounts, dividend and capital gains distributions may be reinvested in addi-tional shares or received in cash. See

                      "Choosing a Distribution Option" for a description of these distribution methods for regular investment ac-counts in the Portfolios.

                      In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Portfo-lios may declare special year-end dividend and capital gains distributions during December. Such distributions, if received by shareholders by January 31, are deemed to have been paid by the Portfolios and received by share-holders on December 31 of the prior year.

                      Each Portfolio intends to continue to qualify as a "reg-ulated investment company" under the Internal Revenue Code so that it will not be subject to federal income tax to the extent its income is distributed to share-holders. The tax consequences of distributions from the Portfolios will vary according to the type of account you open.

                      If you open an IRA or other tax-deferred retirement ac-count, dividend and capital gains distributions from the Portfolios will generally be exempt from current taxa-tion. You are advised to consult with a tax professional on the specific rules governing your own tax-deferred arrangement. There are varying restrictions imposed by the Internal Revenue Service on eligibility, contribu-tions and withdrawals, depending on the type of tax-de-ferred account you have selected. The rules governing tax-deferred retirement plans are complex, and failure to comply with the IRS's rules and regulations governing your specific type of plan may result in a substantial cost to you, including the loss of tax advantages and the imposition of additional taxes and penalties by the IRS.

                      If you open an account in one or more of the Portfolios outside a tax-deferred retirement account, the following tax rules will generally apply. For regular investment accounts, dividends paid by the Portfolios from net in-vestment income and net short-term capital gains, whether received in cash or reinvested in additional shares, will be taxable as ordinary income. Distribu-tions paid by the Portfolios from long-term capital gains, again whether received in cash or reinvested in additional shares, will also be taxable as long-term capital gains, regardless of the length of time you have owned shares of the Portfolios.

                      Capital gains distributions are made when one or more of the Portfolios realizes net capital gains on sales of portfolio securities during the year. The Portfolios do not seek to realize any particular amount of capital gains during a year; rather, realized gains are a by-product of portfolio management activities. In addition, the Portfolios receive realized net capital gains dis-tributions from the Portfolio's underlying Funds. Conse-quently, capital gains distributions may be expected to vary considerably from year to year; there will be no capital gains distributions in years when a Portfolio realizes net capital losses.

                      Note that if you accept capital gains distributions in cash, instead of reinvesting them in additional shares, you are in effect reducing the capital at work for you in the Portfolios. In addition, keep in mind that if you purchase shares of a Portfolio shortly before the record date for a dividend or capital gains distribution, a portion of your investment will be returned to you as a taxable distribution, regardless of whether you are reinvesting your distributions or receiving them in cash.

                      The Portfolios will notify you annually as to the tax status of dividend and capital gains distributions paid by the Portfolios.

A CAPITAL GAIN OR     A sale of shares of a Portfolio is a taxable event and
LOSS MAY BE           may result in a capital gain or loss. A capital gain or
REALIZED UPON         loss may be realized from an ordinary redemption of
EXCHANGE OR           shares or an exchange of shares between two mutual funds
REDEMPTION            (or two portfolios of a mutual fund).

                      Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes.

                      Each Portfolio is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not complied with IRS tax-payer identification regulations. You may avoid this withholding requirement by certifying on your Account Registration Form your proper Social Security or Tax-payer Identification number and by certifying that you are not subject to backup withholding.

                      Vanguard STAR Fund is organized as a Pennsylvania busi-ness trust and, in the opinion of counsel, is not liable for any income or franchise tax in the Commonwealth of Pennsylvania. Each Portfolio will be subject to Pennsyl-vania county personal property tax in the county which is the site of its principal office. In the opinion of counsel, shareholders who are Pennsylvania residents will not be subject to county personal property taxes, with the exception of non-exempt holders who are resi-dents of the City and School District of Pittsburgh.

                      The tax discussion set forth above is included for gen-eral information only. Prospective investors should con-sult their own tax advisers concerning the tax conse-quences of an investment in the Portfolios.

-------------------------------------------------------------------------------


THE SHARE PRICE OF    Each Portfolio's share price or "net asset value" per
EACH PORTFOLIO        share is calculated by dividing the total assets of the
                      Portfolio, less all liabilities, by the total number of shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                      4:00 p.m. Eastern Time) on each day that the Exchange is open for trading. This determination is made by apprais-ing each Portfolio's underlying investments (i.e., the underlying Vanguard Funds) at the price of each such Fund determined at the close of the Exchange.

                      Each Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under the heading of Vanguard.
-------------------------------------------------------------------------------

GENERAL               The Fund's Declaration of Trust permits the Trustees to
INFORMATION           issue an unlimited number of shares of beneficial inter-
                      est, without par value, from an unlimited number of classes of shares. Currently the Fund is offering six classes of shares.

                      The shares of Vanguard STAR Fund are fully paid and non-assessable; have no preference as to conversion, ex-change, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumula-tive voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trust-ees can elect 100% of the Trustees if they so choose.

                      Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                      All securities and cash are held by Chase Manhattan
                      Bank, New York, N.Y. CoreStates Bank, N.A., holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securities acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as inde-pendent accountants for the Fund and will audit its fi-nancial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                               SHAREHOLDER GUIDE

OPENING AN ACCOUNT    The Portfolios are designed primarily for tax-advantaged
AND PURCHASING        retirement accounts as well as other long-term invest-
SHARES                ment savings plans. If you are establishing an Individ-
                      ual Retirement Account ("IRA") or other qualified re-tirement plan, you must complete the appropriate retirement plan agreement, i.e., the Adoption Agreement.
                      If you are establishing a Portfolio account outside a Vanguard tax-deferred retirement plan, you may simply complete the Account Registration Form. In either case, please indicate the amount you wish to invest on the ap-propriate form. Your purchase must be equal to or greater than the $3,000 minimum initial investment
                      ($1,000 for IRAs). (Please refer to the plan agreement for information on the maximum amount you may contribute or rollover to your retirement account.) If you need as-sistance in completing any forms, please call the In-vestor Information Department (1-800-662-7447). NOTE:
                      For other types of account registrations (e.g., corpora-tions, associations, other organizations, trusts or pow-ers of attorney), please call us to determine which ad-ditional forms you may need.

                      Portfolio shares are purchased at the next-determined net asset value after your investment has been received. The Portfolios are offered on a no-load basis (i.e., there are no sales commissions or 12b-1 fees).

PURCHASE              1) Because of the risks associated with common stock and
RESTRICTIONS             bond investments, the Portfolios are intended to be
                         long-term investment vehicles and are not designed to provide investors with means of speculating on short-term stock and bond market movements. Consequently, the Portfolios reserve the right to reject any spe-cific purchase (and exchange purchase) request. The
                         Portfolios also reserve the right to suspend the of-fering of shares for a period of time.

                      2) Vanguard will not accept third-party checks to
                         purchase shares of the Portfolios. Please be sure your purchase check is made payable to the Vanguard Group.


IMPORTANT NOTE:       This Shareholder Guide describes many of the services
IRA AND               available to Vanguard fund shareholders. Specific serv-
RETIREMENT PLAN       ices described in this Shareholder Guide may not be
INVESTORS             available or may only be available in limited form for
                      tax-deferred retirement accounts. If you are investing in a Portfolio through an IRA or other retirement plan, you should consult the retirement plan agreement, dis-closure statement, and other Vanguard brochures for the services and procedures which pertain to your account.
                      Please call our Investor Information Department (1-800-
                      662-7447) if you have any questions.

ADDITIONAL            Subsequent investments in the Portfolios may be made by
INVESTMENTS           mail ($100 minimum), exchange from another Vanguard Fund
                      account ($100 minimum), or Vanguard Fund Express. For regular (non-retirement) accounts, additional purchases may also be made by wire ($1,000 minimum). In limited instances, contributions to retirement accounts may be accepted by wire. Please call us for more information on this option.

                      ---------------------------------------------------------

                             NEW ACCOUNT


PURCHASING BY MAIL

Non-Retirement        Please include the amount of your initial invest-ment on
Accounts, complete    the registration form, make your check payable to The
and sign the          Vanguard Group --(Portfolio num-ber), see below for ap-
enclosed Account      propriate number and mail to:
Registration Form


                      VANGUARD FINANCIAL CENTER
                      P.O. BOX 2600 VALLEY
                      FORGE, PA 19482-2600


                           ADDITIONAL INVESTMENTS TO
                               EXISTING ACCOUNTS


                      Additional investments should include the In-vest-by-Mail remittance form attached to your Portfolio confirmation statements. Please make your check payable to The Vanguard Group -- (Port-folio number), see below for appropriate number, write your account number on your check and, using the return envelope pro-vided, mail to the ad-dress indicated on the Invest-by-Mail Form.

                      All written requests should be mailed to one of the addresses indi-cated for new accounts. Do not send registered or express mail to the post office box address.


For express or            Vanguard Financial Center
registered mail,          455 Devon Park Drive
send to:                  Wayne, PA 19087-1815




For IRAs or           Complete the appropriate retirement plan adoption
retirement plans      agreement and any other required documents. Make your
                      check payable to Vanguard Fiduciary Trust Company and send application and check to the address indicated on your agreement.

                                       VANGUARD STAR FUND
                                       Income Portfolio -- 723
                                       Conservative Growth Portfolio -- 724
                                       Moderate Growth Portfolio -- 914
                                       Growth Portfolio -- 122

                      ---------------------------------------------------------
PURCHASING BY WIRE                     CORESTATES BANK, N.A.
                                       ABA 031000011
Money should be                        CORESTATES NO. 0101 9897
wired to:                              ATTN VANGUARD


BEFORE WIRING                          VANGUARD STAR FUND
                                       NAME OF PORTFOLIO
Please contact                         ACCOUNT NUMBER
Client Services                        ACCOUNT REGISTRATION
(1-800-662-2739)



                      To assure proper receipt, please be sure your bank in-cludes the name of the Fund, the account number Vanguard has assigned to you and the eight-digit CoreStates num-ber. If you are opening a new account, please complete the Account Registration Form and mail it to the "New Account" address above after completing your wire ar-rangement. NOTE: Federal Funds wire purchase orders will be accepted only when the Fund and the Custodian Bank are open for business. IRAs and other tax-deferred ac-counts cannot be opened by wire. Please see "Opening an Account."

PURCHASING BY         You may open an account and purchase shares by making an
EXCHANGE (from a exchange from an existing Vanguard account. However, the Vanguard account) Portfolios reserve the right to refuse any exchange pur-
                      chase request. To exchange by telephone, call our Client
                      Services Department (1-800-662-2739). The new account will have the same registration as the existing account.


PURCHASING BY FUND    The Fund Express Special Purchase option lets you move
EXPRESSSpecial        money from your bank account to your Vanguard account on
Purchase &            an "as needed" basis. Or if you choose the Automatic In-
Automatic             vestment option, money will be moved automatically from
Investment            your bank account to your Vanguard account on the sched-
                      ule (monthly, bimonthly [every other month], quarterly, semiannually or annually) you select. To establish these Fund Express options on regular investment accounts, please provide the appropriate information on the Ac-count Registration Form. To establish Automatic Invest-ment for an IRA or other tax-deferred retirement plan, contact our Investor Information Department (1-800-662-
                      7447) for an application. We will send you a confirma-tion of your Fund Express enrollment; please wait two weeks before using the service.

-------------------------------------------------------------------------------
CHOOSING A            If you invest in a Portfolio outside a tax-deferred re-
DISTRIBUTION          tirement account, you must select one of three distribu-
OPTION                tion options:

                      1. AUTOMATIC REINVESTMENT OPTION -- Both dividend and
                         capital gain distributions will be reinvested in ad-ditional shares of the Portfolio. This option will be selected for you automatically unless you specify one of the other options.

                      2. CASH DIVIDEND OPTION  -- Your dividends will be paid
                         in cash and your capital gains will be reinvested in additional shares of the Portfolio.

                      3. ALL CASH OPTION -- Both dividend and capital gain
                         distributions will be paid in cash.

                      You may change your option by calling our Client Serv-ices Department (1-800-662-2739).

                      In addition, an option to invest your cash dividends and/or capital gains distributions in another Vanguard Fund account is available. Please call our Client Serv-ices Department (1-800-662-2739) for information. You may also elect Vanguard Dividend Express which allows you to transfer your cash dividends and/or capital gains distributions automatically to your bank account. Please see "Other Vanguard Services" for more information.

                      If you invest in a Portfolio through a tax-deferred re-tirement account, your dividend and capital gain distri-butions will be automatically reinvested in additional shares of the Portfolio. If you change this automatic reinvestment option, you should be aware that "cash" dividends or capital gains will be considered taxable distributions from your account.

-------------------------------------------------------------------------------

TAX CAUTION           Under Federal tax laws, the Portfolios are required to
                      distribute net capital gains and dividend income to
NON-RETIREMENT        Portfolio shareholders. These distributions are made to
INVESTORS SHOULD      all shareholders who own shares of the Portfolios as of
ASK ABOUT THE         the distribution's record date, regardless of how long
TIMING OF CAPITAL     the shares have been owned. Purchasing shares just prior
GAINS AND DIVIDEND    to the record date could have a significant impact on
DISTRIBUTIONS         your tax liability for the year. For example, if you
BEFORE INVESTING      purchase shares immediately prior to the record date of
                      a sizable capital gain or income dividend distribution, you will be assessed taxes on the amount of the capital gain and/or dividend distribution later paid even though you owned the Portfolio shares for just a short period of time. (Taxes are due on the distributions even if the dividend or gain is reinvested in additional Portfolio shares.) While the total value of your investment will be the same after the distribution -- the amount of the distribution will offset the drop in the net asset value of the shares -- you should be aware of the tax implica-tions the timing of your purchase may have.

                      Prospective investors should, therefore, inquire about potential distributions before investing. The Portfo-lios' annual capital gains distributions normally occur in December, while income dividends are generally paid quarterly in March, June, September, and December for the Income and Conservative Growth Portfolio and semiannually in June and December for the Moderate Growth and Growth Portfolios. In addition, the Portfo-lios occasionally may be required to make supplemental dividend or capital gains distributions in another month. For additional information on distributions and taxes, see the section titled "Dividends, Capital Gains, and Taxes."

-------------------------------------------------------------------------------
IMPORTANT             The easiest way to establish optional Vanguard services
INFORMATION           on a regular investment account is to select the options
                      you desire when you complete your Account Registration
ESTABLISHING          Form. IF YOU WISH TO ADD SHAREHOLDER OPTIONS LATER, YOU
OPTIONAL SERVICES     MAY NEED TO PROVIDE VANGUARD WITH ADDITIONAL INFORMATION
                      AND A SIGNATURE GUARANTEE. PLEASE CALL OUR CLIENT SERV-
                      ICES DEPARTMENT (1-800-662-2739) FOR FURTHER ASSISTANCE.

SIGNATURE             For our mutual protection, we may require a signature
GUARANTEES            guarantee on certain written transaction requests. A
                      signature guarantee verifies the authenticity of your signature and may be obtained from banks, brokers and any other guarantor that Vanguard deems acceptable. A
                      SIGNATURE GUARANTEE CANNOT BE PROVIDED BY A NOTARY PUB-
                      LIC.

CERTIFICATES          Share certificates will not be available for the Portfo-
                      lios.

BROKER-DEALER         If you purchase shares in Vanguard Funds through a reg-
PURCHASES             istered broker-dealer or investment adviser, the broker-
                      dealer or adviser may charge a service fee.

CANCELLING TRADES     The Fund will not cancel any trade (e.g., purchase, re-
                      demption or exchange) believed to be authentic, received in writing or by telephone, once the trade request has been received.


ELECTRONIC            You may receive a prospectus for the Fund or any of the
PROSPECTUS            Vanguard Funds in an electronic format. Please call 1-
DELIVERY              800-231-7870 for additional informa-
                      tion or see "Other Vanguard Services -- Computer Ac-cess." You may also receive a paper copy of the prospec-tus, by calling 1-800-662-7447.

-------------------------------------------------------------------------------
WHEN YOUR ACCOUNT     Your trade date is the date on which your account is
WILLBE CREDITED       credited. If your purchase is made by check, Federal
                      Funds wire or exchange, and is received by the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time), your trade date is the day of receipt. If your purchase is received after the close of the Exchange, your trade date is the next business day. Your shares are purchased at the net asset value determined on your trade date.

                      In order to prevent lengthy processing delays caused by the clearing of foreign checks, Vanguard will only ac-cept a foreign check which has been drawn in U.S. dol-lars and has been issued by a foreign bank with a U.S. correspondent bank. The name of the U.S. correspondent bank must be printed on the face of the foreign check.

-------------------------------------------------------------------------------
SELLING YOUR          You may withdraw any portion of the funds in your ac-
SHARES                count by redeeming shares at any time. For a regular in-
                      vestment account in the Portfolios, you generally may initiate a request by writing or by telephoning. For an IRA or other tax-deferred account, you must make your redemption request in writing. Your redemption proceeds are normally mailed within two business days after the receipt of the request in Good Order.

                      If you invest in the Portfolios through an IRA or other tax-deferred retirement plan, you should be aware that any distributions prior to age 59 1/2 are generally sub-ject to a 10% penalty tax, as well as ordinary income taxes. To avoid the 10% penalty, you must generally roll over your distribution to an IRA or qualified plan within 60 days.

SELLING BY MAIL       Requests should be mailed to VANGUARD FINANCIAL CENTER,
                      VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE, PA
                      19482. (For express or registered mail, send your re-quest to Vanguard Financial Center, Vanguard STAR Fund,
                      455 Devon Park Drive, Wayne, PA 19087.)

                      The redemption price of shares will be a Portfolio's net asset value next determined after Vanguard has received all required documents in Good Order.

                      ---------------------------------------------------------
DEFINITION OF GOOD    GOOD ORDER means that the request includes the follow-
ORDER                 ing:

                      1. The account number and Fund and Portfolio name.
                      2. The amount of the transaction (specified in dollars
                         or shares).
                      3. Signatures of all owners EXACTLY as they are regis-
                         tered on the account.
                      4. Any required signature guarantees.
                      5. Other supporting legal documentation that might be
                         required, in the case of estates, corporations, trusts, and certain other accounts.

                      IF YOU HAVE QUESTIONS ABOUT THIS DEFINITION AS IT PER-TAINS TO YOUR REQUEST, PLEASE CALL OUR CLIENT SERVICES DEPARTMENT (1-800-662-2739).

                      ---------------------------------------------------------
SELLING               To sell shares by telephone, you or your pre-authorized
BYTELEPHONE           representative may call our Client Services Department
                      at 1-800-662-2739. The proceeds will
                      be sent to you by mail. PLEASE NOTE: As a protection against fraud, your telephone mail redemption privilege will be suspended for 15 calendar days following any ex-pedited address change to your account. An expedited ad-dress change is one that is made by telephone, by Van-guard Online, or in writing, without the signatures of all account owners. Please see "Important Information
                      About Telephone Transactions."

                      ---------------------------------------------------------

SELLING BY FUND       If you select the Fund Express Automatic Withdrawal op-
EXPRESS               tion, money will be automatically moved from your Van-
                      guard Fund account to your bank account according to the
AUTOMATIC             schedule you have selected. The Special Redemption op-
WITHDRAWAL &          tion (not available for IRAs or other retirement ac-
SPECIAL REDEMPTION    counts) lets you move money from your Vanguard account
                      to your bank account on an "as needed" basis. To estab-lish these Fund Express options, please provide the ap-propriate information on the Account Registration Form.
                      We will send you a confirmation of your Fund Express service; please wait two weeks before using the service.


                      ---------------------------------------------------------
SELLING BY            You may sell shares by making an exchange into another
EXCHANGE              Vanguard Fund account. Please see "Exchanging Your
                      Shares" for details.

                      ---------------------------------------------------------
IMPORTANT             Shares purchased by check or Fund Express may be re-
REDEMPTION            deemed at any time. However, your redemption proceeds
INFORMATION           will not be paid until payment for the purchase is col-
                      lected, which may take up to ten calendar days.

                      ---------------------------------------------------------

DELIVERY OF           Redemption requests received by telephone prior to the
REDEMPTION            close of the New York Stock Exchange (generally 4:00
PROCEEDS              p.m. Eastern time) are processed on the day of receipt
                      and the redemption proceeds are normally sent on the following business day. Please note: The telephone re-demption option is available only for non-retirement ac-counts. Redemptions from retirement accounts must be made in writing.

                      Redemption requests received by telephone after the close of the Exchange are processed on the business day following receipt and the proceeds are normally sent on the second business day following receipt.

                      Redemption proceeds must be sent to you within seven days of receipt of your request in Good Order, except as described above in "Important Redemption Information."

                      If you experience difficulty in making a telephone re-demption during periods of drastic economic or market changes, your redemption request may be made by regular or express mail. It will be implemented at the net asset value next determined after your request has been re-ceived by Vanguard in Good Order. The Fund reserves the right to revise or terminate the telephone redemption privilege at any time.

                      The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as deter-mined by the United States Securities and Exchange Commission.

                      If the Board of Trustees determines that it would be detrimental to the best interests of the Portfolio's re-maining shareholders to make payment in cash, the Port-folios may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securi-ties.

                      ---------------------------------------------------------
VANGUARD'S AVERAGE    If you make a redemption from a qualifying account, Van-
COST STATEMENT        guard will send you an Average Cost Statement which pro-
                      vides you with the tax basis of the shares you redeemed.
                      Please see "Statements and Reports" for additional in-formation.

                      ---------------------------------------------------------

LOW BALANCE FEE       Due to the relatively high cost of maintaining smaller
AND MINIMUM           accounts, each Portfolio will automatically deduct a $10
ACCOUNT BALANCE       annual fee from non-retirement accounts with balances
REQUIREMENT           falling below $2,500 ($500 for Uniform Gifts/Transfers
                      to Minors Act accounts). This fee deduction will occur mid-year, beginning in 1996. The fee generally will be waived for investors whose aggregate Vanguard assets ex-ceed $50,000.

                      In addition, the Portfolios reserve the right to liqui-date any non-retirement account that is below the mini-mum initial investment amount of $3,000. If at any time your total investment does not have a value of at least $3,000, you may be notified that the value of your ac-count is below the Fund's minimum account balance re-quirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the registered share-holder.

                      Vanguard will not liquidate your account if it has fallen below $3,000 solely as a result of declining mar-kets (i.e., a decline in a Portfolio's net asset value).

-------------------------------------------------------------------------------
EXCHANGING YOUR       Should your investment goals change, you may exchange
SHARES                your shares of a Portfolio for those of other available
                      Vanguard Funds.


EXCHANGING BY         When exchanging shares by telephone, please have ready
TELEPHONE Call        the Portfolio name, account number, Social Security num-
Client Services       ber or employer identification number listed on the ac-
(1-800-662-2739)      count and exact name and address in which the account is
                      registered. Only the registered shareholder may complete such an exchange. Requests for telephone exchanges re-ceived prior to the close of trading on the New York
                      Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Re-quests received after the close of the Exchange are processed the next business day. FOR NON-RETIREMENT IN-
                      VESTMENT ACCOUNTS, TELEPHONE EXCHANGES ARE NOT ACCEPTED
                      INTO OR FROM VANGUARD BALANCED INDEX FUND, VANGUARD IN-
                      DEX TRUST, VANGUARD REIT INDEX PORTFOLIO, VANGUARD IN-
                      TERNATIONAL EQUITY INDEX FUND AND VANGUARD QUANTITATIVE
                      PORTFOLIOS. If you experience difficulty in making a telephone exchange, your exchange request may be made by regular or express mail, and it will be implemented at the closing net asset value on the date received by Van-guard, provided the request is received in Good Order.

                      ---------------------------------------------------------

EXCHANGING BY MAIL    Please be sure to include on your exchange request the
                      name and account number of your current Fund, the name of the Fund you wish to exchange into, the amount you wish to exchange, and the signatures of all registered account holders. Send your request to VANGUARD FINANCIAL
                      CENTER, VANGUARD STAR FUND, P.O. BOX 1120, VALLEY FORGE,
                      PA 19482. (For express or registered mail, send your re-quest to Vanguard Financial Center, Vanguard STAR Fund,
                      455 Devon Park Drive, Wayne, PA 19087.)

                      ---------------------------------------------------------
IMPORTANT EXCHANGE    Before you make an exchange, you should consider the
INFORMATION           following:

                      . Please read the Fund's prospectus before making an ex-
                        change. For a copy and for answers to any questions you may have, call our Investor Information Department (1-800-662-7447).

                      . An exchange between non-retirement accounts is treated
                        as a redemption and a purchase. Therefore, you could realize a taxable gain or loss on the transaction.

                      . Exchanges are accepted only if the registrations and
                        the taxpayer identification numbers of the two ac-counts are identical.

                      . The shares to be exchanged must be on deposit and not
                        held in certificate form.

                      . New accounts are not currently accepted in the
                        Vanguard/Windsor Fund.

                      . The redemption price of shares redeemed by exchange is
                        the net asset value next determined after Vanguard has received all required documentation in Good Order.

                      . When opening a new account by exchange, you must meet
                        the minimum investment requirement of the new Fund.

                      Every effort will be made to maintain the exchange priv-ilege. However, the Portfolios reserve the right to re-vise or terminate their provisions, limit the amount of or reject any exchange, as deemed necessary, at any time. Shareholders would be notified prior to any mate-rial change in the Fund's exchange policy.

                      The exchange privilege is only available in states in which the shares of the Portfolio are registered for sale. The Portfolio's shares are currently registered for sale in all 50 states and the Portfolio intends to maintain such registration.

-------------------------------------------------------------------------------
EXCHANGE PRIVILEGE    The Portfolios' exchange privileges are not intended to
LIMITATIONS           afford shareholders a way to speculate on short-term
                      movements in the market. Accordingly, in order to pre-vent excessive use of the exchange privilege that may potentially disrupt the management of the Portfolios and increase transaction costs, the Portfolios have estab-lished a policy of limiting excessive exchange activity.

                      Exchange activity generally will not be deemed excessive if limited to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (AT LEAST 30 DAYS APART) from the

                      Portfolios during any twelve-month period. Notwithstand-ing these limitations, the Portfolios reserve the right to reject any purchase request (including exchange pur-chases from other Vanguard portfolios) that is reasona-bly deemed to be disruptive to efficient portfolio man-agement.

-------------------------------------------------------------------------------
IMPORTANT             The ability to initiate redemptions (except wire redemp-
INFORMATION ABOUT     tions) and exchanges is automatically established on
TELEPHONE             your non-retirement investment account unless you re-
TRANSACTIONS          quest in writing that telephone transactions on your ac-
                      count not be permitted. The telephone exchange option is automatically established on retirement accounts.

                      To protect your account from losses resulting from unau-thorized or fraudulent telephone instructions, Vanguard adheres to the following security procedures:

                      1. SECURITY CHECK. To request a transaction by tele-
                         phone, the caller must know (i) the name of the Port-folio; (ii) the 10-digit account number; (iii) the exact name and address used in the registration; and
                         (iv) the Social Security or employer identification number listed on the account.

                      2. PAYMENT POLICY. The proceeds of any telephone redemp-
                         tion by mail will be made payable to the registered shareowner and mailed to the address of record only.

                      Neither the Portfolios nor Vanguard will be responsible for the authenticity of transaction instructions re-ceived by telephone, provided that reasonable security procedures have been followed. Vanguard believes that the security procedures described above are reasonable, and that if such procedures are followed, you will bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

-------------------------------------------------------------------------------
TRANSFERRING          You may transfer the registration of any of your Portfo-
REGISTRATION          lio non-retirement account shares to another person by
                      completing a transfer form and sending it to: VANGUARD
                      FINANCIAL CENTER, P.O. BOX 1110, VALLEY FORGE, PA 19482,
                      ATTENTION: TRANSFER DEPARTMENT. The request must be in Good Order. To request a transfer form and full instruc-tions, please call our Client Services Department (1-
                      800-662-2739).

-------------------------------------------------------------------------------
STATEMENTS AND        Vanguard will send you a confirmation statement each
REPORTS               time you initiate a transaction in your account (except
                      for checkwriting redemptions from Vanguard money market accounts). You will also receive a comprehensive account statement at the end of each calendar quarter. The fourth-quarter statement will be a year-end statement, listing all transaction activity for the entire calendar year.

                      Vanguard's Average Cost Statement provides you with the average cost of shares redeemed from your account during the calendar year, using the average cost single cate-gory method. This service is available for most taxable accounts opened since January 1, 1986. In general, in-vestors who redeemed shares from a qualifying Vanguard account may expect to receive their Av-erage Cost Statement along with their Portfolio Summary Statement. Please call our Client Services Department (1-800-662-2739) for information.

                      Financial reports on the Fund will be mailed to you semiannually, according to the Fund's fiscal year-end.

-------------------------------------------------------------------------------
OTHER VANGUARD        Many of these services are not available to (or appro-
SERVICES              priate for) retirement account shareholders. For more
                      information about any of these services, please call our Investor Information Department at 1-800-662-7447.

VANGUARD DIRECT       With Vanguard's Direct Deposit Service, most U.S. Gov-
DEPOSIT SERVICE       ernment checks (including Social Security and military
                      pension checks) and private payroll checks may be auto-matically deposited into your Vanguard Fund account.
                      Separate brochures and forms are available for direct deposit of U.S. Government and private payroll checks.

VANGUARD AUTOMATIC    Vanguard's Automatic Exchange Service allows you to move
EXCHANGE SERVICE      money automatically among your Vanguard Fund accounts.
                      For instance, the service can be used to "dollar cost average" from a money market portfolio into a stock or bond fund or to contribute to an IRA or other retirement plan. Please contact our Client Services Department at 1-800-662-2739 for additional information.

VANGUARD FUND         Vanguard's Fund Express allows you to transfer money be-
EXPRESS               tween your Fund account and your account at a bank, sav-
                      ings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-
                      7447) for a Fund Express application.

                      Special rules govern how your Fund Express purchases or redemptions are credited to your account. In addition, some services of Fund Express cannot be used with spe-cific Vanguard Funds. For more information, please refer to the Vanguard Fund Express brochure.

VANGUARD DIVIDEND     Vanguard's Dividend Express allows you to transfer your
EXPRESS               dividends and/or capital gains distributions automati-
                      cally from your Fund account, one business day after the Fund's payable date, to your account at a bank, savings and loan association, or a credit union that is a member of the Automated Clearing House (ACH) system. You may elect this service on the Account Registration Form or call our Investor Information Department (1-800-662-
                      7447) for a Vanguard Dividend Express application.

VANGUARD TELE-
ACCOUNT Vanguard's Tele-Account is a convenient, automated serv-ice that provides share price, price change and yield quotations on Vanguard Funds through any TouchTone(TM) telephone. This service also lets you obtain information about your account balance, your last transaction, and your most recent dividend or capital gains payment, as well as request telephone exchanges and check redemp-tions. To contact Vanguard's Tele-Account service, dial 1-800-ON-BOARD (1-800-662-6273). A brochure offering de-tailed operating instructions is available from our In-vestor Information Department (1-800-662-7447).

-------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                   [LOGO OF VANGUARD
                     APPEARS HERE]
                  --------------------

                  THE VANGUARD GROUP
                  Vanguard Financial
                  Center
                  P.O. Box 2600
                  Valley Forge, PA
                  19482

                  INVESTOR
                   INFORMATION
                   DEPARTMENT:
                  1-800-662-7447
                  (SHIP)

                  CLIENT SERVICES
                   DEPARTMENT:
                  1-800-662-2739
                  (CREW)

                  TELE-ACCOUNT FOR
                   24-HOUR ACCESS:
                  1-800-662-6273 (ON-BOARD)

                  TELECOMMUNICATION SERVICE
                   FOR THE HEARING-
                   IMPAIRED:
                  1-800-662-2738

                  TRANSFER AGENT:
                  The Vanguard Group,
                  Inc.
                  Vanguard Financial
                  Center
                  Valley Forge, PA
                  19482



P088                                                                      010297

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

LOGO

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

PROSPECTUS--APRIL 30, 1997
-------------------------------------------------------------------------------

PARTICIPANT SERVICES--1-800-523-1188

-------------------------------------------------------------------------------
INVESTMENT
OBJECTIVES AND     Vanguard STAR Fund is an open-end non-diversified invest-
POLICIES           ment company which seeks to maximize total investment re-
                   turn (i.e., capital growth and income) subject to the in-vestment restrictions and asset allocation policies described in this Prospectus. The Fund consists of six portfolios; however, this prospectus relates only to four portfolios, Income, Conservative Growth, Moderate Growth, and Growth Portfolios (the "LifeStrategy Portfolios").
                   These four Portfolios invest in up to five Vanguard mutual funds, representing different combinations of stocks, bonds and reserves and reflecting varying degrees of po-tential investment risk and reward. There is no assurance that the Portfolios will achieve their stated objectives.
                   Shares of the Fund are neither insured nor guaranteed by any agency of the U.S. Government, including the FDIC.

-------------------------------------------------------------------------------

OPENING AN         The Portfolios are investment options under a retirement
ACCOUNT            or savings program sponsored by your employer. The admin-
                   istrator of your retirement plan or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Portfolio as an investment option.

                   If you have any questions about these Portfolios, please contact Participant Services at 1-800-523-1188. If you have any questions about your plan account, contact your plan administrator or the organization that provides re-cordkeeping services for your plan.
-------------------------------------------------------------------------------

ABOUT THIS         This Prospectus is designed to set forth concisely the in-
PROSPECTUS         formation you should know about the Portfolios before you
                   invest. It should be retained for future reference. A
                   "Statement of Additional Information" containing addi-
                   tional information about Vanguard STAR Fund has been filed with the Securities and Exchange Commission. This State-
                   ment is dated April 30, 1997 and has been incorporated by
                   reference into this Prospectus. A copy may be obtained
                   without charge by writing to the Fund or by calling the
                   Investor Information Department.
-------------------------------------------------------------------------------
TABLE OF
CONTENTS

                                                                       Page
Highlights............................................................    2
Portfolio Expenses....................................................    4
Financial Highlights..................................................    5
Yield and Total Return................................................    6
   PORTFOLIO INFORMATION
Investment Objectives.................................................    7
Investment Policies...................................................    8
Investment Risks......................................................    9
Who Should Invest.....................................................   12
Implementation of Policies............................................   13
Investment Limitations................................................   16
Management of the Portfolios..........................................   16
Investment Management.................................................   18
Dividends, Capital Gains and Taxes....................................   20
The Share Price of Each Portfolio.....................................   20
General Information...................................................   20
                            SERVICE GUIDE
Participating in Your Plan............................................   22

-------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                                  HIGHLIGHTS


OBJECTIVES AND     Vanguard STAR Fund is an open-end non-diversified invest-
POLICIES           ment company which seeks to maximize total investment re-
                   turn subject to the investment restrictions and asset al-
                   location policies described in this Prospectus. The Fund
                   consists of six portfolios; however this Prospectus re-
                   lates only to the Income, Conservative Growth, Moderate
                   Growth, and Growth Portfolios, collectively known as the
                   Vanguard LifeStrategy Portfolios. These four Portfolios
                   invest in up to five Vanguard mutual funds representing
                   different combinations of stocks, bonds, and reserves and
                   reflecting varying degrees of potential investment risk
                   and reward. The Portfolios do not invest directly in a
                   portfolio of securities, rather, in order to meet their
                   objectives the Portfolios invest in shares of other Van-
                   guard Funds.                                    PAGE 7
-------------------------------------------------------------------------------
FOUR SEPARATE      Investors may choose to invest in any of the four
PORTFOLIOS         LifeStrategy Portfolios, based on personal objectives,
                   time horizons, risk tolerances, and financial circumstanc-es:

                   INCOME PORTFOLIO--seeks to provide current income.

                   CONSERVATIVE GROWTH PORTFOLIO--seeks to provide current income and low to moderate growth of capital.

                   MODERATE GROWTH PORTFOLIO--seeks to provide growth of cap-ital and a reasonable level of current income.

                   GROWTH PORTFOLIO--seeks to provide growth of capital.  PAGE
                   7
-------------------------------------------------------------------------------

RISK               The Portfolios differ in terms of stock market risk, bond
CHARACTERISTICS    market risk, and inflation risk. STOCK MARKET RISK is the
                   possibility that stock prices in general will decline over short or extended periods. Stock markets tend to be cycli-cal with periods when stock prices generally rise or fall.
                   The Conservative Growth, Moderate Growth and Growth Port-folios also will have exposure to foreign stock markets, which are generally thought to be riskier than domestic markets. BOND MARKET RISK is the possibility that bond prices will decline over short or long periods, due pri-marily to changes in market interest rates. INFLATION RISK is the possibility that rising prices for goods and serv-ices will erode the real return of an investment in stocks, bonds or reserves.

                   Two of the Portfolios, Moderate Growth and Growth, will have a higher exposure to stock market risk because of the significant investment these Portfolios have in stock funds. While the other two Portfolios, Income and Conser-vative Growth, will have higher exposure to bond market risk because of the significant investment exposure these Portfolios have in bond funds. These two Portfolios are also considered to have greater inflation risk because of
                   their significant exposure to bonds and reserves.    PAGE 9

-------------------------------------------------------------------------------

THE VANGUARD       The Officers of the Fund manage the Portfolios' day-to-day
GROUP              operations. The Officers are directly responsible to the
                   Fund's Board of Trustees. The Officers of the Fund also
                   serve as Officers of each of the Vanguard Funds and of The
                   Vanguard Group, Inc. ("Vanguard"). The Trustees each serve as Directors of The Vanguard Group and most of the Funds
                   within the Group. For important information regarding the
                   structure of the Fund, please see "Management of the Port-
                   folios."                                       PAGE 16
-------------------------------------------------------------------------------

INVESTMENT         The Portfolios do not currently employ investment advisers
MANAGEMENT         and therefore do not pay advisory fees. The Portfolios
                   currently do not have portfolio managers. The determina-
                   tion of how the Portfolios' assets will be invested in
                   certain Vanguard funds is made by the Fund's Officers pur-
                   suant to the investment objectives and policies. However,
                   the Portfolios as shareholders of each of the underlying
                   Vanguard funds, benefit from the investment advisory serv-
                   ices of each of the underlying funds and will indirectly
                   bear their proportionate share of any investment advisory
                   fees paid by those Funds.                      PAGE 18
-------------------------------------------------------------------------------

DIVIDENDS,         The Income and Conservative Growth Portfolios will make
CAPITAL GAINS      quarterly dividend distributions; while the Moderate
AND TAXES          Growth and Growth Portfolios will make semi-annual divi-
                   dend distributions. Capital gains distributions, if any,
                   will be made annually for each Portfolio.      PAGE 20

-------------------------------------------------------------------------------

PORTFOLIO
EXPENSES
                   The following table illustrates all expenses and fees that you would incur as a shareholder of the Portfolios. The expenses and fees set forth in the table are for the 1996 fiscal year.

                                                       CONSERVATIVE MODERATE
             SHAREHOLDER TRANSACTION          INCOME      GROWTH     GROWTH    GROWTH
             EXPENSES                        PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                   --------------------------------------------------------------------
             Sales Load Imposed on
              Purchases................        None        None       None      None
             Sales Load Imposed on
              Reinvested Dividends.....        None        None       None      None
             Redemption Fees...........        None        None       None      None
             Exchange Fees.............        None        None       None      None
                                                       CONSERVATIVE MODERATE
                                              INCOME      GROWTH     GROWTH    GROWTH
             ANNUAL FUND OPERATING EXPENSES  PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                   --------------------------------------------------------------------
             Management &
              Administrative Expenses..        None        None       None      None
             Investment Advisory Fees..        None        None       None      None
             12b-1 Fees................        None        None       None      None
             Other Expenses
              Distribution Costs.......        None        None       None      None
              Miscellaneous Expenses...        None        None       None      None
             Total Other Expenses......        None        None       None      None
                                               ----        ----       ----      ----
               TOTAL OPERATING
                EXPENSES...............        NONE        NONE       NONE      NONE
                                               ====        ====       ====      ====

                   The purpose of these tables is to assist you in under-standing the various costs and expenses that you would bear directly or indirectly as an investor in the Portfo-lios.

                   The Portfolios did not incur any expenses in fiscal year 1996, and have not incurred any operating expenses since their inception on September 30, 1994. However, while the Portfolios are expected to operate without expenses, shareholders in the Portfolios bear indirectly the ex-penses of the underlying Vanguard Funds in which the Port-folios invest.

                   Purchases by LifeStrategy Portfolios of Vanguard STAR Fund--Total International Portfolio are subject to a 0.75% portfolio transaction fee.

                   The following chart illustrates the indirect expense ratio that each Portfolio incurred, based on its investments in the underlying Vanguard Funds, for the year ended December 31, 1996:

                                                CONSERVATIVE MODERATE
                                       INCOME      GROWTH     GROWTH    GROWTH
                                      PORTFOLIO  PORTFOLIO   PORTFOLIO PORTFOLIO
                   -------------------------------------------------------------
             Indirect Expense Ratio..   0.31%      0.31%       0.32%     0.32%

                   Using the above indirect expense ratios for the Portfo-lios, the following example illustrates the expenses that you would incur on a $1,000 investment over various peri-ods, assuming (1) a 5% annual rate of return and (2) re-demption at the end of each period. As noted previously, the Portfolios charge no redemption fees of any kind.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
             Income Portfolio...................  $ 3     $10     $17     $39
             Conservative Growth Portfolio......  $ 3     $10     $17     $39
             Moderate Growth Portfolio..........  $ 3     $10     $18     $41
             Growth Portfolio...................  $ 3     $10     $18     $41

                   THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES
                   MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
-------------------------------------------------------------------------------

FINANCIAL          The following financial highlights for each of the fiscal
HIGHLIGHTS         periods ended December 31, 1996 have been audited by Price
                   Waterhouse LLP, independent accountants, whose report on the financial statements which contain this information, was unqualified. This information should be read in con-junction with the LifeStrategy Portfolios' financial statements and notes thereto, which, together with the re-maining portions of the Fund's 1996 Annual Report to Shareholders, are incorporated by reference in the State-ment of Additional Information and this Prospectus, and which appear, along with the report of Price Waterhouse
                   LLP, in the Portfolios' 1996 Annual Report to Sharehold-ers. For a more complete discussion of the Fund's perfor-mance, please see the Portfolios' 1996 Annual Report to Shareholders, which may be obtained without charge by writing to the Fund or by calling our Investor Information
                   Department at 1-800-662-7447.

                          --------------------------- ---------------------------
                                                            CONSERVATIVE
                              INCOME PORTFOLIO            GROWTH PORTFOLIO
                          --------------------------- ---------------------------
                           YEAR ENDED      SEPT. 30+   YEAR ENDED      SEPT. 30+
                            DEC. 31,      TO DEC. 31,   DEC. 31,      TO DEC. 31,
                           1996    1995      1994      1996    1995      1994
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $11.54  $ 9.88    $ 10.00   $11.68  $ 9.89    $ 10.03
                          ------  ------    -------   ------  ------    -------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .64     .49        .14      .53     .47        .14
 Capital Gain
  Distributions
  Received..............     .19     .09         --      .20     .11        .01
                          ------  ------    -------   ------  ------    -------
 Total Distributions
  Received..............     .83     .58        .14      .73     .58        .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     .03    1.66       (.12)     .46    1.80       (.14)
                          ------  ------    -------   ------  ------    -------
  TOTAL FROM INVESTMENT
   OPERATIONS...........     .86    2.24        .02     1.19    2.38        .01
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.64)   (.49)      (.14)    (.53)   (.47)      (.14)
 Distributions From
  Realized Capital
  Gains.................    (.21)   (.09)        --     (.20)   (.12)      (.01)
                          ------  ------    -------   ------  ------    -------   --- ---
  TOTAL DISTRIBUTIONS...    (.85)   (.58)      (.14)    (.73)   (.59)      (.15)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $11.55  $11.54    $  9.88   $12.14  $11.68    $  9.89
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
TOTAL RETURN............    7.65%  22.99%      0.20%   10.36%  24.35%      0.10%
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  151  $  121    $    11   $  462  $  219    $    41
Ratio of Expenses to
 Average Net Assets.....       0%      0%         0%       0%      0%         0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    5.66%   5.76%      7.31%*   4.86%   5.14%      7.07%*
Portfolio Turnover Rate.      22%      4%         1%       2%      1%         0%

*Annualized.
+Commencement of operations.

                          ----------------------      ----------------------

                               MODERATE GROWTH
                                  PORTFOLIO               GROWTH PORTFOLIO
                          --------------------------- ---------------------------
                           YEAR ENDED                  YEAR ENDED
                            DEC. 31,       SEPT. 30+    DEC. 31,       SEPT. 30+
                          --------------  TO DEC. 31, --------------  TO DEC. 31,
                           1996    1995      1994      1996    1995      1994
---------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $12.11  $ 9.86    $10.08    $12.36  $ 9.93    $10.10
                          ------  ------    ------    ------  ------    ------
INVESTMENT OPERATIONS
 Income Distributions
  Received..............     .44     .36       .14       .34     .32       .13
 Capital Gain
  Distributions
  Received..............     .22     .13       .01       .24     .14       .02
                          ------  ------    ------    ------  ------    ------
 Total Distributions
  Received..............     .66     .49       .15       .58     .46       .15
 Net Realized and
  Unrealized Gain (Loss)
  on Investments........     .87    2.25      (.22)     1.32    2.43      (.16)
                          ------  ------    ------    ------  ------    ------
  TOTAL FROM INVESTMENT
   OPERATIONS...........    1.53    2.74      (.07)     1.90    2.89      (.01)
---------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends From Net
  Investment Income.....    (.44)   (.36)     (.14)     (.35)   (.31)     (.14)
 Distributions From
  Realized Capital
  Gains.................    (.23)   (.13)     (.01)     (.23)   (.15)     (.02)
                          ------  ------    ------    ------  ------    ------
  TOTAL DISTRIBUTIONS...    (.67)   (.49)     (.15)     (.58)   (.46)     (.16)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
 PERIOD.................  $12.97  $12.11    $ 9.86    $13.68  $12.36    $ 9.93
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
TOTAL RETURN............   12.71%  27.94%    (0.70)%   15.41%  29.24%    (0.10)%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)......  $  826  $  235    $   35    $  629  $  217    $   38
Ratio of Expenses to
 Average Net Assets.....       0%      0%        0%        0%      0%        0%
Ratio of Net Investment
 Income to Average Net
 Assets.................    3.98%   4.42%     7.10%*    3.18%   3.67%     7.06%+
Portfolio Turnover Rate.       3%      1%        0%        0%      1%        1%

*Annualized.
+Commencement of operations.
-------------------------------------------------------------------------------
YIELD AND TOTAL    From time to time the Portfolios may advertise their yield
RETURN             and total return. Both yield and total return figures are
                   based on historical earnings and are not intended to indi-cate future performance. The "total return" of the Portfo-lios refers to the average annual compounded rates of re-turn over one-, five- and ten- year periods or for the life of the Portfolios (as stated in the advertisement) that would equate an initial amount invested at the begin-ning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions.

                   In accordance with industry guidelines set forth by the
                   U.S. Securities and Exchange Commission, the "30-day
                   yield" of a Portfolio is calculated by dividing net in-vestment income per share earned during a 30-day period by the net asset value per share on the last day of the peri-od. Net investment income includes interest and dividend income earned on the Portfolio's securities; it is net of all expenses and all recurring and nonrecurring charges that have been applied to all shareholder accounts. The yield calculation assumes that net investment income earned over 30 days is compounded monthly for six months
                   and then annualized. Methods used to calculate advertised yields are standardized for all stock and bond mutual funds. However, these methods differ from the accounting methods used by the Portfolios to maintain their books and records, and so the advertised 30-day yield may not fully reflect the income paid to an investor's account.
-------------------------------------------------------------------------------

INVESTMENT         The objective of the Portfolios is to maximize total in-
OBJECTIVES         vestment return (i.e., capital growth and income) subject
                   to the investment restrictions and asset allocation poli-cies described in this Prospectus. Specifically:

                   . The INCOME PORTFOLIO seeks to provide current income.

                   . The CONSERVATIVE GROWTH PORTFOLIO seeks to provide cur-
                     rent income and low to moderate growth of capital.

                   . The MODERATE GROWTH PORTFOLIO seeks to provide growth of capital and a reasonable level of current income.

                   . The GROWTH PORTFOLIO seeks to provide growth of capital.

                   The investment objectives of the Portfolios are summarized below in a chart that illustrates the degree to which each Portfolio seeks to obtain income, growth of capital and risk of principal:

             PORTFOLIO NAME           INCOME GROWTH OF CAPITAL RISK OF PRINCIPAL
             -------------------------------------------------------------------
             Income Portfolio........ High   Negligible        Medium
             Conservative Growth
              Portfolio.............. Medium Low               Medium
             Moderate Growth
              Portfolio.............. Medium Low to Medium     Medium
             Growth Portfolio........ Low    Medium to High    High

                   There is no assurance that the Portfolios will achieve their stated objectives.

                   The investment objective of each Portfolio is fundamental
                   and so cannot be changed without the approval of a major-
                   ity of the Portfolio's shareholders.
-------------------------------------------------------------------------------
ASSET ALLOCATION   Asset allocation between stocks, bonds and reserves is the
FRAMEWORK          most critical investment decision an investor makes. Se-
                   lecting the appropriate mix should be based on personal objectives, time horizons and risk tolerances. These Port-folios provide different types of investors with a way to meet target asset allocations.

                   In order to achieve their investment objectives, the Port-folios maintain different allocations of stocks, bonds and reserves/1/, reflecting varying degrees of potential in-vestment risk and reward. These asset class allocations provide investors with four diversified, distinct options that meet a wide array of investor needs. The pie charts below, illustrate the expected asset allocation for each
                   Portfolio:

                      [PIE GRAPH APPEARS HERE]      [PIE GRAPH APPEARS HERE]





                      [PIE GRAPH APPEARS HERE]      [PIE GRAPH APPEARS HERE]



                   /1/"Reserves" will consist of the VFISF Short-Term Corpo-
                     rate Portfolio and cash instruments held by VAAF.

-------------------------------------------------------------------------------

INVESTMENT         Each Portfolio seeks to achieve its objective by investing
POLICIES           in a different combination of other Vanguard Funds. As in-
                   vestments for the Portfolios, the Trustees have chosen
                   Vanguard Index Trust ("VIT")--Total Stock Market Portfo-lio, Vanguard STAR Fund--Total International Portfolio
                   ("TIP"), Vanguard Asset Allocation Fund ("VAAF"), and Van-guard Fixed Income Securities Fund ("VFISF")--Short-Term
                   Corporate Portfolio and Vanguard Bond Index Fund--Total
                   Bond Market Portfolio to be the underlying investments of the Portfolios. Each Portfolio invests in these Funds us-ing fixed formulas in order to provide investors with the expected asset allocation. The table below shows, by asset class, how the Portfolios will invest in the selected Van-guard Funds.

                          INVESTMENTS IN THE UNDERLYING VANGUARD FUNDS

                                                                     PERCENT OF  PERCENT OF
                                                         PERCENT OF CONSERVATIVE  MODERATE  PERCENT OF
                INVESTMENT           UNDERLYING            INCOME      GROWTH      GROWTH     GROWTH
                 CATEGORY          VANGUARD FUNDS        PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
                ----------    ------------------------   ---------- ------------ ---------- ----------
             Stocks           VIT--Total Stock
             . US             Market Portfolio........        5%         20%         35%        50%
                              Vanguard Total
             . International  International Portfolio.        0%          5%         10%        15%
                              Total Bond Market
             Bonds            Portfolio...............       50%         30%         30%        10%
                              VFISF--STCorp
             Reserves         Portfolio/1/............       20%         20%          0%         0%
             Asset Allocation Vanguard Asset
             Component        Allocation Fund.........       25%         25%         25%        25%
                                                            ----        ----        ----       ----
                              Total...................      100%        100%        100%       100%


                   /1/"Reserves" are neither cash nor money market instru-
                      ments. The Short-Term Corporate Portfolio invests in short-term corporate bonds and has experienced fluctua-tions in its net asset value equal to approximately 18% since its inception. Accordingly, the Portfolios' in-vestments in "reserves" can be expected to fluctuate within a similar range.

                   The allocation of each Portfolio's assets among the Van-guard Funds was made by the Officers of the Fund under the supervision of the Fund's Board of Trustees, and was based on prudent asset allocation guidelines.

                   The investment restrictions and asset allocation policies set forth above are designed to assure that the Portfolios maintain consistent investment approaches in pursuit of their objectives.

                   From time to time, the Portfolios' investments in the un-derlying Vanguard Funds may be limited by certain factors. For example, the Board of Directors of any of the under-lying Vanguard Funds may impose limits on additional in-vestments in a particular Fund.

                   See "Implementation of Policies" for a description of
                   other investment practices of the Portfolios.
-------------------------------------------------------------------------------

INVESTMENT RISKS   Like any investment program, an investment in one or more
                   of the Portfolios entails certain risks. As mutual funds investing in different combinations of stocks, bonds and reserves, the Portfolios are subject to different levels of stock market, bond market, credit and inflation risks.



MARKET RISK--      Stock MARKET RISK is the possibility that stock prices in
STOCKS             general will decline over short or even extended periods.
                   The stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Also, investments in foreign stock mar-kets can be as volatile, if not more volatile than invest-ments in U.S. markets.

                   To illustrate the volatility of stock prices, the follow-ing table sets forth the extremes for U.S. stock market returns as well as the average return for the period from 1926 to 1996, as measured by the Standard & Poor's 500 Composite Stock Price Index:

                    AVERAGE ANNUAL U.S. STOCK MARKET RETURNS (1926-1996)
                                   OVER VARIOUS TIME HORIZONS

                                                1 YEAR  5 YEARS 10 YEARS 20 YEARS
                                                ------  ------- -------- --------
             Best.............................. +53.9%   +23.9%  +20.1%   +16.9%
             Worst............................. -43.3    -12.5    -0.9     +3.1
             Average........................... +12.7    +10.4   +10.8    +10.8

                   As shown, common stocks have provided annual total returns (capital appreciation plus dividend income) averaging +10.8% for all 10-year periods from 1926 to 1996. The re-turn in individual years has varied from a low of -43.3% to a high of +53.9%, reflecting the short-term volatility of stock prices. Average return may not be useful for forecasting future returns in any particular period, as stock returns are quite volatile from year to year and in-terim losses are inevitable. For example, after the "bear market" of 1973-1974, it took four years for many invest-ors to recover their losses (assuming dividends were rein-vested). And if you were invested in stocks during the Great Crash of 1929, it would have taken an average of eight years for your investment to return to its original value.

MARKET RISK--      The bond market is typically less risky than the stock
BONDS              market, although there have been times when some bonds
                   were just as risky as stocks. For example, bond prices fell 48% from December 1976 to September 1981. The risk of bonds declining in value, however, may be offset in whole or in part by the high level of income that bonds provide.
                   Bond prices are linked to prevailing interest rates in the economy. The price volatility of a bond depends on its ma-turity; the longer the maturity of a bond, the greater its sensitivity to interest rates. In general, when interest rates rise, the prices of bonds fall; conversely, when in-terest rates fall, bond prices generally rise.

                   From time to time, the stock and bond markets may fluctu-ate independently of one another. In other words, a de-cline in the stock market may in certain instances be off-set by a rise in the bond market, or vice versa. As a result, each Portfolio, with its unique balance of common stocks, bonds and reserves, is expected in the long run to entail less investment risk (and potentially less invest-ment return) than a mutual fund investing exclusively in common stocks.

CREDIT RISK        CREDIT RISK is the possibility that a bond issuer will
                   fail to make timely payments of interest or principal to a Portfolio. The credit risk of a Portfolio is a function of the credit quality of its underlying securities.


INFLATION RISK     Like market risk, inflation represents a significant
                   threat to even a well-diversified portfolio because infla-tion erodes the real return of an investment in stocks, bonds or reserves. Historically, inflation has av-eraged 3.1%, offsetting most of the return from reserves and bonds, but less than half of the return from stocks.
                   For this reason, stocks are referred to as an "inflation hedge," a way to protect your money against inflation.

FOREIGN            The Conservative Growth, Moderate Growth and Growth Port-
SECURITIES' RISK   folios may invest in foreign securities. For U.S. invest-
                   ors, the returns of foreign investments are influenced by not only the returns on foreign common stocks themselves, but also by CURRENCY RISK--i.e., changes in the value of the currencies in which the stocks are denominated. In a period when the U.S. dollar generally rises against for-eign currencies, the returns on foreign stocks for a U.S.
                   investor may be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign stocks may be enhanced.

                   Other risks and considerations of international investing include the following: differences in accounting, auditing and financial reporting standards; generally higher com-mission rates on foreign portfolio transactions; the smaller trading volumes and generally lower liquidity of foreign stock markets, which may result in greater price volatility; foreign withholding taxes payable on a Portfo-lio's foreign securities, which may reduce dividend income payable to shareholders; the possibility of expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; difficulty in obtaining a judgment from a foreign court; political instability which could affect U.S. investment in foreign countries; and po-tential restrictions on the flow of international capital.

VANGUARD FUND      The Portfolios are concentrated in investment companies of
RISK               The Vanguard Group, so investors should be aware that each
                   Portfolio's performance is directly related to the invest-ment performance of the Vanguard Funds in which it invests and each Portfolio's allocation among the Funds. First, changes in the net asset values of the underlying Vanguard
                   Funds affect each Portfolio's net asset value. Second, over the long-term, each Portfolio's ability to meet its investment objective depends on the underlying Vanguard
                   Funds meeting their investment objectives.

INVESTORS ARE      While the Portfolios do not hold securities directly, the
SUBJECT TO         Portfolios are subject to MANAGER RISK of the underlying
MANAGER RISK       Funds, which is the possibility that the underlying Funds'
                   portfolio managers may fail to execute the underlying
                   Funds' investment strategies effectively. As a result, the
                   Portfolios may fail to meet their stated objectives.
-------------------------------------------------------------------------------

WHO SHOULD         The Portfolios are designed for investors who are planning
INVEST             for retirement or who are in retirement and maintain in-
                   vestments in certain tax-advantaged accounts and/or other
INVESTORS          long-term investment savings. Because of the risks associ-
SEEKING A          ated with common stock and bond investments, the Portfo-
BALANCED           lios are intended to be long-term investment vehicles and
RETIREMENT         are not designed to provide investors with a means of
INVESTMENT         speculating on market movements. Specifically:
PROGRAM
                   . The INCOME PORTFOLIO may be suitable for investors seek-
                     ing current income. Investors should have sufficient time and tolerance for investment volatility to accept periodic, though moderate, declines. The Portfolio is most suitable for investors with a lower tolerance for risk or with a shorter time horizon (at least 3-5 years). Example: investors who are investing during late retirement.

                   . The CONSERVATIVE GROWTH PORTFOLIO is suitable for
                     investors who are seeking current income and low to moderate growth of capital. Investors should have both sufficient time and tolerance for investment volatility to accept periodic declines. The Portfolio is most appropriate for investors with a reasonably long time horizon. Example: investors who are investing during early retirement.

                   . The MODERATE GROWTH PORTFOLIO is suitable for investors
                     who are still seeking reasonable stock market exposure, but who are not willing to take the substantial market risks of the Growth Portfolio. Investors should have both the time and tolerance for investment volatility to accept possibly large declines. The Portfolio is most appropriate for investors with a long time horizon. Ex-ample: investors in their 50s who are saving on a regu-lar basis for retirement and who plan to retire in their early to mid 60s.

                   . The GROWTH PORTFOLIO is suitable for investors seeking
                     the potential for capital growth that a fund investing predominantly in common stocks may offer. Investors should have both the time and tolerance for investment volatility to accept substantial declines. The Portfolio is most appropriate for investors with a very long time horizon. Example: investors in their 20s, 30s, or 40s who are saving for retirement and who plan to retire in their early to mid 60s.

                   Investors can choose any of these four Portfolios, depend-ing on personal investment objectives, time horizons and risk tolerances. For example: investors in their 40s who are sensitive to market risk may choose the Moderate Growth Portfolio; while investors in their 40s who are not as sensitive to market risk may choose the Growth Portfo-lio.

                   The Portfolios may be especially suitable for tax-advantaged retirement accounts, including: Individual Re-tirement Accounts (IRAs), Simplified Employee Pension Plan Accounts (SEP-IRAs), 403(b)(7) custodial accounts for em-ployees of non-profit organizations, 401(k) plans and other employer-sponsored retirement plans. While the Port-folios are specifically designed for tax-advantaged retirement accounts, shares may also be pur-chased by investors for other long-term general retirement savings purposes.

                   Investors who engage in excessive account activity gener-
                   ate additional costs which are borne by all of the Portfo-
                   lios' shareholders. In order to minimize such costs the
                   Portfolios have adopted the following policies. The Port-
                   folios reserve the right to reject any purchase request
                   (including exchange purchases from other Vanguard portfo-
                   lios) that is reasonably deemed to be disruptive to effi-
                   cient portfolio management, either because of the timing
                   of the investment or previous excessive trading by the in-
                   vestor. Additionally, the Portfolios have adopted exchange privilege limitations as described in the section "Ex-
                   change Privilege Limitations." Finally, the Portfolios re-
                   serve the right to suspend the offering of their shares.
-------------------------------------------------------------------------------
IMPLEMENTATION     The Vanguard Funds in which the Portfolios invest, as well
OF POLICIES        as certain other investment practices of the Portfolios,
                   are described below. Investors desiring more information on an underlying Vanguard Fund described below should call
                   Vanguard's Investor Information Department (1-800-662-
                   7447) for the underlying Fund's prospectus.

THE PORTFOLIOS     The TOTAL STOCK MARKET PORTFOLIO is one of six Portfolios
INVEST IN TWO      of Vanguard Index Trust, an open-end diversified invest-
VANGUARD EQUITY    ment company. The Total Stock Market Portfolio is an index
INDEX FUNDS        fund which seeks to match the investment performance of
                   the Wilshire 5000 Index, an index consisting of all regu-larly and publicly traded U.S. stocks. The Total Stock
                   Market Portfolio attempts to match the Wilshire 5000 Index by investing in a statistically selected sample of the more than 6,000 stocks included in the Index.

                   The TOTAL INTERNATIONAL PORTFOLIO is a separate Portfolio of Vanguard STAR Fund. As a "Fund of Funds", it invests in each of the three Portfolios (European, Pacific and Emerg-ing Markets) of Vanguard International Equity Index Fund, an open-end diversified investment company. Approximately 45% of the assets of the Total International Portfolio are invested in the European Portfolio, 45% are invested in the Pacific Portfolio and 10% are invested in the Emerging Markets Portfolio. The European Portfolio is an index fund which seeks to replicate the aggregate price and yield performance of the MSCI-Europe (Free) Index, a diversi-fied, capitalization-weighted index comprised of companies located in 14 European countries (Austria, Belgium, Den-mark, Finland, France, Germany, Ireland, Italy, Nether-lands, Norway, Spain, Sweden, Switzerland, and United Kingdom). The Pacific Portfolio is an index fund which seeks to replicate the aggregate price and yield perfor-mance of the MSCI-Pacific Index, a diversified, capital-ization-weighted index comprised of companies located in Australia, Japan, Hong Kong, New Zealand and Singapore. The Emerging Markets Portfolio is an index fund which seeks to track the aggregate price and yield performance of the Morgan Stanley Capital International (MSCI)--Select Emerging Markets (Free) Index, which is made up of common stocks of companies located in 14 emerging markets within Europe, Asia, Africa and Latin

                   America (Argentina, Brazil, Greece, Hong Kong, Indonesia, Israel, Malaysia, Mexico, Philippines, Portugal, Singa-pore, South Africa, Thailand, and Turkey). The European, Pacific and Emerging Markets Portfolios attempt to match their indexes by investing in statistically selected sam-ples of the stocks included in their respective indexes.



                   All four LifeStrategy Portfolios will invest a portion of their assets in the Total Stock Market Portfolio. However, only the Conservative Growth, Moderate Growth, and Growth Portfolios will invest in the Total International Portfo-lio.

                   These two equity index funds, the Total Stock Market and Total International Portfolios, are not managed according to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and invest-ment judgment. Instead, the funds use a "passive" or in-dexing investment approach to duplicate the results of their respective indexes. The two index funds do not pay advisory fees. All index matching services are provided to the two funds on an at-cost basis by the Core Management Group of The Vanguard Group.

THE PORTFOLIOS     The Short-Term Corporate Portfolio of Vanguard Fixed In-
INVEST IN TWO      come Securities Fund and the Total Bond Market Portfolio
VANGUARD BOND      of Vanguard Bond Index Fund are bond funds, which seek to
FUNDS              provide current income by investing in fixed-income secu-
                   rities. These Portfolios have distinct investment poli-cies.

                   The SHORT-TERM CORPORATE PORTFOLIO invests in a diversi-fied portfolio of investment grade quality corporate bonds with an expected dollar-weighted average maturity of one to three years. The TOTAL BOND MARKET PORTFOLIO will in-vest in a portfolio of fixed-income securities selected to match the Lehman Brothers Aggregate Bond Index (the "Ag-gregate Bond Index"). The Aggregate Bond Index is a broad market-weighted index which encompasses four major classes of investment grade fixed-income securities in the United
                   States: U.S. Treasury and agency securities, corporate bonds, international (dollar-denominated) bonds, and mort-gage-backed securities, with maturities greater than one year.

                   Each Portfolio will invest a portion of its assets in the Total Bond Market Portfolio, while only the Income Portfo-lio and Conservative Growth Portfolio will invest in the Short-Term Corporate Portfolio.

ALL FOUR           VANGUARD ASSET ALLOCATION FUND, an open-end diversified
PORTFOLIOS         investment company, which allocates its assets among a
INVEST IN          common stock portfolio, a bond portfolio and money market
VANGUARD ASSET     instruments. The investment adviser allocates the Fund's
ALLOCATION FUND    assets among stocks, bonds, and money market instruments
                   in proportions which reflect the anticipated returns and risks of each asset class. The estimates of return and risk are developed based upon the adviser's disciplined valuation methodology. There are no limitations on the amount of the Fund's assets which may be allocated to each of the three asset classes (stocks, bonds, and money mar-ket instruments).

THE PORTFOLIOS     The Portfolios and their underlying Vanguard Funds are au-
AND EACH           thorized to invest temporarily in certain short-term fixed
UNDERLYING FUND    income securities. Such securities may be used to invest
MAY INVEST IN      uncommitted cash balances, to maintain liquidity to meet
SHORT-TERM FIXED   shareholder redemptions, or to take a temporary defensive
INCOME             position against market declines. These securities in-
SECURITIES         clude: obligations of the U.S. Government and its agencies and instrumentalities; commercial paper, bank certificates of deposit, and bankers' acceptances; and repurchase agreements collateralized by these securities.

DERIVATIVE         Derivatives are instruments whose values are linked to or
INVESTING          derived from an underlying security or index. The most
                   common and conventional types of derivative securities are futures and options.


THE PORTFOLIOS     The Portfolios and their underlying Vanguard Funds may in-
AND EACH           vest in futures contracts and options to a limited extent.
UNDERLYING FUND    Specifically, the Portfolios' underlying funds, including
MAY INVEST IN      Total Stock Market Portfolio, Total International Portfo-
FUTURES            lio, Short-Term Corporate Portfolio, Total Bond Market
CONTRACTS AND      Portfolio, and Vanguard Asset Allocation Fund, may invest
OPTIONS            in futures contracts and options. The Portfolios have no
                   present intention of investing directly in futures con-tracts and options, but if they were to do so, investment decisions regarding such instruments would be made by Van-guard's Core Management or Fixed Income Group.

                   Futures contracts and options may be used for several rea-sons: to simulate full investment in the underlying secu-rities while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. While futures contracts and options can be used as leveraged instruments, neither the Portfolios nor the underlying Funds may use futures contracts or op-tions transactions to leverage their assets.

                   The Portfolios and their underlying Funds will not use futures contracts or options for speculative purposes or to leverage their net assets. Accordingly, the primary risks associated with the use of futures contracts and op-tions by the underlying Funds are: (i) imperfect correla-tion between the change in market value of securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract resulting in an inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in contracts whose behavior is expected to resemble that of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions only on an exchange with an active and liquid secondary market. Addi-tionally, investments in futures contracts and options in-volve the risk that an investment adviser will incorrectly predict stock market and interest rate trends.

                   The Portfolios and their underlying Funds may enter into futures contracts provided that not more than 5% of their respective assets are required as a futures contract deposit; in addition the Portfolios and their un-derlying Funds may enter into futures contracts and op-tions transactions to the extent that not more than 20% of their respective assets (50% with respect to Vanguard As-set Allocation Fund) are committed to such contracts or transactions.


EACH OF THE        Each of the Portfolios' underlying Funds may lend their
PORTFOLIOS'        investment securities to qualified institutional investors
UNDERLYING FUNDS   on a short or long term basis for the purpose of realizing
MAY LEND ITS       additional net investment income. Loans of securities by a
SECURITIES         Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. Government or its agencies. The collateral will equal at least 100% of the current market value of the loaned securities.

PORTFOLIO          The portfolio turnover rate is not expected to exceed 25%
TURNOVER IS        annually. A portfolio turnover rate of 25% for a Portfolio
EXPECTED TO BE     would occur if one quarter of a Portfolio's investments
LOW                were sold within a year. The Fund's Officers will purchase or sell securities: (i) to accommodate purchases and sales of Portfolio shares; and (ii) to maintain or modify the
                   allocation of the Portfolios' assets between the under-
                   lying Vanguard Funds in which the Portfolios invest within the percentage limits described under "Investment Poli-
                   cies."
-------------------------------------------------------------------------------
INVESTMENT         The Portfolios have adopted the following fundamental lim-
LIMITATIONS        itations on its investment practices. Specifically, the
                   Portfolios will not:



THE PORTFOLIOS     (a) borrow money, except from banks for temporary or emer-
HAVE ADOPTED           gency purposes, and then only in an amount not in ex-
CERTAIN                cess of 5% of the lower of the market value or cost of
FUNDAMENTAL            its assets, in which case it may pledge, mortgage or
LIMITATIONS            hypothecate any of its assets as security for such
                       borrowing, but not to an extent greater than 5% of the market value of its assets; and

                   (b) invest more than 25% of its assets in any one
                       industry, except for investment companies which are members of The Vanguard Group of Investment Companies.

                   These investment limitations are considered at the time
                   investment securities are purchased. The limitations de-
                   scribed here and in the Statement of Additional Informa-
                   tion may be changed only with the approval of a majority
                   of the Fund's shareholders.
-------------------------------------------------------------------------------
MANAGEMENT OF      The Officers of the Fund manage the day-to-day operation
THE PORTFOLIOS     of the Portfolios. The Officers are directly responsible
                   to the Fund's Board of Trustees. The Trustees, who are
THE OFFICERS       elected by the Fund's shareholders, determine how the as-
MANAGE THE         sets of each Portfolio should be invested among the Van-
PORTFOLIOS'        guard Funds, set general policies for the Fund and choose
OPERATIONS         its Officers. The Officers of the Fund also serve as Offi-
                   cers of each of the Vanguard Funds and of The Vanguard
                   Group, Inc. ("Vanguard"). The Trustees each serve as Di-rectors of The Vanguard Group, Inc. and most of the Van-guard Funds within the Group. A list of Trustees and Offi-cers of the Fund and a statement of their present positions and principal occupations during the past five years can be found in the Statement of Additional Information.

                   The business of the Fund will be conducted by its Officers in accordance with policies and guidelines set up by the Fund's Trustees which were included in an Application for an Exemptive Order subsequently issued by the U.S. Securi-ties and Exchange Commission. As noted above, the Officers and Trustees of the Fund also serve in similar positions in the underlying Funds. If the interests of the Portfo-lios and the underlying Funds were ever to become diver-gent, a concern might arise that this could create a po-tential conflict of interest which could affect how the Officers or Trustees fulfill their fiduciary duties to the Portfolios and the Vanguard Funds. The Trustees believe they have structured the Fund to avoid the concerns which could arise. Conceivably, a situation could occur where proper portfolio or other action for the Portfolios could be adverse to the interests of an underlying Vanguard Fund, or the reverse could occur. If such a possibility appears likely, the Trustees and Officers will carefully analyze the situation and take all steps they believe rea-sonable to minimize and, where possible, eliminate the po-tential conflict. Moreover, limitations on aggregate in-vestments in the underlying Vanguard Funds and other restrictions have been adopted by the Fund to minimize this possibility, and close and continuous monitoring will be exercised to avoid, insofar as possible, these con-cerns.


VANGUARD           The Fund has entered into a Special Servicing Agreement
ADMINISTERS AND    (the "Agreement") with Vanguard under which Vanguard will
DISTRIBUTES THE    provide all management, administrative and distribution
PORTFOLIOS         services to the Portfolios of the Fund. Vanguard is
                   a jointly-owned subsidiary of more than 30 investment com-pany members (the "Funds") of The Vanguard Group of In-vestment Companies. The Vanguard Funds offer over 90 dis-tinct investment portfolios with total assets in excess of $250 billion. Vanguard provides the Portfolios and other
                   Funds in the Group with corporate management, administra-tive and distribution services (similar to those provided to the Portfolios) on an at-cost basis. As a result of Vanguard's unique corporate structure, Vanguard Funds have costs substantially lower than those of most competing mu-tual funds. In 1996, the average expense ratio (annual costs including advisory fees divided by total net assets) for the Vanguard Funds amounted to approximately .29% com-pared to an average of 1.22% for the mutual fund industry
                   (data provided by Lipper Analytical Services).

                   The Special Servicing Agreement provides that the Portfolios will pay for services to be rendered to the Portfolios by Vanguard on an "out of pocket" basis. The Portfolios will also bear the expenses of services provided by other parties, including auditors, the custodian, and outside legal counsel, as well as taxes and other direct expenses of the Portfolios. However, the Agreement provides that the expenses of the Portfolios will be offset, in whole or in part, by a reimbursement from Vanguard for (a) contributions made by each Portfolio to the cost of operating the underlying Vanguard Funds the Portfolios invest in and (b) certain savings in administrative and marketing costs that

                   Vanguard is expected to derive from the operation of the Portfolios. The Portfolios' contributions to Vanguard represent revenues Vanguard receives because the Portfolios bear their pro rata share of the costs of operating the underlying Vanguard Funds. The cost savings realized by Vanguard from the Portfolios result primarily from the assumed reduction in the number of accounts Vanguard has to maintain due to the existence of the Portfolios (i.e., one account per investor as opposed to one for each underlying Fund per investor if the investor duplicated the Portfolio's investment program by investing directly in the underlying Funds).

                   Although such cost savings are not certain, the Trustees
                   believe that the reimbursements to be made by Vanguard to
                   the Portfolios should be sufficient to offset most, if not all, of the expenses incurred by the Portfolios.
                   Therefore, the Portfolios are expected by the Trustees to
                   operate at a very low, or zero, expense ratio. In the
                   event that the economic benefits of operating the
                   Portfolios exceed their actual costs, such benefits will
                   be shared by each of the Funds in The Vanguard Group,
                   including the underlying Funds in which the Portfolios
                   invest.
-------------------------------------------------------------------------------
INVESTMENT         The Portfolios do not employ an investment adviser and
MANAGEMENT         therefore do not pay advisory fees. The Portfolios do not
                   have portfolio managers at this time. The determination of
THE FUND DOES      how the Portfolios' assets will be invested in certain of
NOT EMPLOY AN      the Vanguard Funds is made by the Fund's Officers pursuant
INVESTMENT         to the investment objective and policies set forth in this
ADVISER            Prospectus and procedures and guidelines established by
                   the Trustees. However, the Portfolios, as shareholders of each of the underlying Vanguard Funds, benefit from the investment advisory services of each of the underlying
                   Funds, and will indirectly bear their proportionate share of any investment advisory fees paid by those Funds.

                   The Portfolios' underlying Funds are managed by the fol-lowing investment advisers:

                  INVESTMENT ADVISER          PORTFOLIO'S UNDERLYING FUNDS
             ----------------------------  ---------------------------------
             The Vanguard Group, Inc.      Short-Term Corporate Portfolio of
                                            Vanguard Fixed Income Securities
                                            Fund
                                           Total Bond Market Portfolio of
                                            Vanguard Bond Index Fund
                                           Total Stock Market Portfolio of
                                            Vanguard Index Trust
                                           Total International Portfolio of
                                            Vanguard STAR Fund
             Mellon Capital Management     Vanguard Asset Allocation Fund


VANGUARD'S CORE    Vanguard's Core Management Group provides investment advi-
MANAGEMENT GROUP   sory services on an at-cost basis with respect to Vanguard
                   Index Trust--Total Stock Market Portfolio and the Total
                   International Portfolio of Vanguard STAR Fund. The Core
                   Management Group provides investment advisory services to other Van-guard Funds, including the remaining five Portfolios of Vanguard Index Trust. The Core Management Group also pro-vides investment advisory services to the Total
                   International's underlying portfolios--the European, Pa-cific and Emerging Markets Portfolios of Vanguard Interna-tional Equity Index Fund, Vanguard Institutional Index
                   Fund, Vanguard Balanced Index Fund and the Equity Index
                   Portfolio of Vanguard Variable Insurance Fund, several
                   Portfolios of the Vanguard Tax-Managed Fund, the Aggres-sive Growth Portfolio of Vanguard Horizon Fund, the REIT
                   Index Portfolio of Vanguard Specialized Portfolios, a por-tion of Vanguard/Morgan Growth Fund, a portion of Vanguard/Windsor II's assets, as well as to several in-dexed separate accounts. Total assets under management by the Core Management Group were approximately $59 billion as of December 31, 1996.


VANGUARD'S FIXED   Vanguard's Fixed Income Group provides investment advisory
INCOME GROUP       services on an at-cost basis to the Short-Term Corporate
                   of Vanguard Fixed Income Securities Fund and the Total
                   Bond Market Portfolio of Vanguard Bond Index Fund. The
                   Fixed Income Group provides advisory services to more than 40 Vanguard fixed-income portfolios, both taxable and tax-exempt. Total assets under management by the Fixed Income
                   Group were approximately $79 billion as of December 31, 1996.


MELLON CAPITAL     Mellon Capital Management is a professional counseling
MANAGEMENT         firm which manages well-diversified stock and bond portfo-
                   lios for institutional clients. As of December 31, 1996
                   the adviser provided investment advisory services to 218 clients and managed assets with an approximate value of $50 billion. The adviser's asset allocation strategy was developed by the adviser's Chairman, William Fouse, in 1972, and is used by 84 of its clients and accounts for approximately $14 billion of the assets that it manages.
                   For its asset allocation clients, including the Fund, the adviser employs a proprietary asset allocation model in managing client investment portfolios and an indexing ap-proach in selecting individual equity securities. The Fund is one of the adviser's two investment company clients.

                   Vanguard Asset Allocation Fund pays Mellon Capital Management an annual basic fee equal to 0.20% on the first $100 million of assets; .15 of 1% on the next $900 million of assets; .125 of 1% on the next $500 million of assets; and .10% of 1% on assets greater than $1.5 billion. This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets if the Fund's cumulative investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative investment record of the S&P 500 Index for the same period.

                   Each Portfolio will purchase and sell the principal por-tion of its portfolio securities (i.e., shares of the un-derlying Vanguard Funds) by dealing directly with the issuer. There will be no sales charges or commissions because the underlying Funds are offered on a no-load ba-sis, without sales charges. Investments in short-term money market instruments and repurchase agreements usually will be principal transactions and will generally involve no brokerage commissions.
-------------------------------------------------------------------------------

DIVIDENDS,         The Income and Conservative Growth Portfolios expect to
CAPITAL GAINS      pay dividends quarterly from ordinary income, while the
AND TAXES          Moderate Growth and Growth Portfolios expect to pay divi-
                   dends semiannually from ordinary income. Capital gains distributions from the Portfolios, if any, will be made annually. Each Portfolio intends to continue to qualify as a "regulated investment company" under the Internal Reve-nue Code so that it will not be subject to federal income tax to the extent its income is distributed to sharehold-ers. The tax consequences of distributions from the Port-folios will vary according to the type of account you open.


                   If you utilize the Portfolios as investment options in an employer-sponsored retirement savings plan, dividend and capital gain distributions from the Portfolios ordinarily will not be subject to current taxation, but will accumu-late on a tax-deferred basis. In general, employer-spon-sored retirement and savings plans are governed by complex tax rules. If you participate in such a plan, consult your plan administrator, your plan's Summary Plan Description, or a professional tax adviser regarding the tax conse-quences of your participation in the plan and of any plan contributions or withdrawals.

-------------------------------------------------------------------------------

THE SHARE PRICE    Each Portfolio's share price or "net asset value" per
OF EACH            share is calculated by dividing the total assets of the
PORTFOLIO          Portfolio, less all liabilities, by the total number of
                   shares outstanding. The net asset value is determined as of the close of the New York Stock Exchange (generally
                   4:00 p.m. Eastern Time) on each day that the Exchange is open for trading. This determination is made by appraising each Portfolio's underlying investments (i.e., the under-lying Vanguard Funds) at the price of each such Fund de-termined at the close of the Exchange.

                   Each Portfolio's share price can be found daily in the mu-tual fund listings of most major newspapers under the heading of Vanguard.
-------------------------------------------------------------------------------

GENERAL            Vanguard STAR Fund is a Pennsylvania Business Trust. The
INFORMATION        Fund's Declaration of Trust permits the Trustees to issue
                   an unlimited number of shares of beneficial interest, without par value, from an unlimited number of classes of shares. Currently the Fund is offering six classes of shares.

                   The shares of Vanguard STAR Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no pre-emptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they so choose.

                   Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 and other applicable law. An annual meeting will be held to vote on the removal of a Trustee or Trustees of Vanguard STAR Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund.

                   All securities and cash are held by Chase Manhattan Bank, New York, N.Y. CoreStates Bank, N.A. Philadelphia, PA,
                   holds daily cash balances that are used by the Fund's Portfolios to invest in repurchase agreements or securi-ties acquired in these transactions. The Vanguard Group, Inc., Valley Forge, PA, serves as the Fund's Transfer and Dividend Disbursing Agent. Price Waterhouse LLP serves as independent accountants for the Fund and will audit its financial statements annually. The Fund is not involved in any litigation.
-------------------------------------------------------------------------------

                              SERVICE GUIDE

PARTICIPATING IN   The Portfolios of the Fund are available as investment op-
YOUR PLAN          tions in your retirement or savings plan. The administra-
                   tor of your plan or your employee benefits office can pro-vide you with detailed information on how to participate in your plan and how to elect a Portfolio of the Trust as an investment option.

                   If you have any questions about a Portfolio, including a Portfolio's investment objective, policies, risk charac-teristics or historical performance, please contact Par-ticipating Services at 1-800-523-1188.

                   If you have any questions about your account, contact your plan administrator or the organization which provides re-cordkeeping services for your plan.
                   -----------------------------------------------------------

INVESTMENT         You may be permitted to elect different investment op-
OPTIONS AND        tions, alter the amounts contributed to your plan, or
ALLOCATIONS        change how contributions are allocated among your invest-
                   ment options in accordance with your plan's specific pro-
                   visions. See your plan administrator or employee benefits
                   office for more details.
                   -----------------------------------------------------------

TRANSACTIONS IN    Contributions, exchanges or redemptions of a Portfolio's
FUND SHARES        shares are effective when received in "good order" by Van-
                   guard. "Good order" means that complete information on the contribution, exchange or redemption and the appropriate
                   monies have been received by Vanguard.
                   -----------------------------------------------------------

MAKING EXCHANGES   Your plan may allow you to exchange monies from one in-
                   vestment option to another. Check with your administrator for details on the rules governing exchanges in your plan.
                   Certain investment options, particularly company stock or investment contracts, may be subject to unique restric-tions.

                   Before making an exchange, you should consider the follow-ing:

                   . If you are making an exchange to another Vanguard Fund
                     option, please read the Fund's prospectus. Contact Par-ticipant Services at 1-800-523-1188 for a copy.

                   . Exchanges are accepted by Vanguard only as permitted by
                     your plan. Your plan administrator can explain how fre-quently exchanges are allowed.
-------------------------------------------------------------------------------

            [LOGO OF VANGUARD LIFESTRATEGY PORTFOLIOS APPEARS HERE]

                           I N S T I T U T I O N A L
                              P R O S P E C T U S

                              APRIL 30, 1997




                   [LOGO OF THE VANGUARD GROUP APPEARS HERE]

---------------

THE VANGUARD GROUP
Vanguard Financial Center
P.O. Box 29600
Valley Forge, PA 19482

INSTITUTIONAL PARTICIPANT
 SERVICES DEPARTMENT:
1-800-523-1188

TRANSFER AGENT:
The Vanguard Group Inc.
Vanguard Financial Center
Valley Forge, PA 19482
1088

                                    PART B

                              VANGUARD STAR FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                              APRIL 30, 1997

  This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectuses (dated April 30, 1997). To obtain the Prospec-tuses please call the Investor Information Department:

                                1-800-662-7447

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Limitations.....................................................   1
Repurchase Agreements......................................................   2
Management of Vanguard STAR Fund...........................................   4
Investment Advisory Services...............................................   7
Portfolio Transactions.....................................................  24
Termination of Advisory Agreements.........................................  25
Purchase of Shares.........................................................  25
Redemption of Shares.......................................................  26
Yield and Total Return.....................................................  27
Comparative Indexes........................................................  27
General Information........................................................  29
Financial Statements.......................................................  30

                            INVESTMENT LIMITATIONS

  The following policies supplement the Fund's investment objectives, policies and limitations set forth in the Prospectuses. These policies are fundamental with respect to each Portfolio of the Fund and may not be changed without the approval of at least a majority of the Portfolio's outstanding shares (a term which means the lesser of (i) 67% or more of the shares present at the meeting if the holders of more than 50% of the shares of the Portfolio are present or represented by proxy or (ii) more than 50% of the total outstanding shares of the Portfolio. Each Portfolio of the Fund may not:

    1) Issue senior securities;

    2) Purchase any securities on margin, make short sales of securities or purchase or sell puts and calls, or combinations thereof;

    3) Borrow money, except from banks for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of the market value or costs of its assets, in which case it may pledge, mortgage or hy-pothecate any of its assets as security for such borrowing, but not to an extent greater than 5% of the market value of its assets;

    4) Underwrite the securities of other issuers or invest more than 15% of its assets in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations, or repurchase agreements having maturities of more than seven days;

    5) Purchase real estate or real estate mortgage loans, although the un-derlying mutual funds in which the Fund will invest may purchase marketable securities of companies which deal in real estate, real estate mortgage loans or interests therein;

    6) Purchase or sell commodities or commodity contracts, except that the Growth, Conservative Growth, Moderate Growth and Income Portfolios may en-ter into futures contracts and options transactions as described in the prospectus;

    7) Invest directly in oil, gas, or other mineral exploration or develop-ment programs; provided, however, that the underlying funds in which the Fund's Portfolios will invest may purchase the securities of companies en-gaged in such activities;

    8) Invest more than 5% of its assets, at the time of investment, in the securities of any issuers which have records of less than three years' con-tinuous operation, including the operation of any predecessor (other than obligations issued or guaranteed as to interest and principal by the U.S. Government or its agencies or instrumentalities or open-end investment com-panies which are member Funds of The Vanguard Group of Investment Compa-
  nies);

    9) Purchase or retain any security other than shares of the underlying Vanguard Funds if (i) one or more officers or Trustees of the Fund individ-ually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer and (ii) in the aggregate such per-sons own or would own more than 5% of such securities;

    10) Make loans except by purchasing bonds, debentures or similar obliga-tions (including repurchase agreements, subject to the limitation described in (4) above) which are either publicly distributed or customarily pur-chased by institutional investors;

    11) Invest in companies for the purpose of exercising control of manage-ment.

  These investment limitations are considered at the time investment securi-ties are purchased.

  Because of its investment objective and policies, each Portfolio of the Fund will concentrate more than 25% of its assets in the mutual fund industry. How-ever, each of the underlying mutual funds in which STAR will invest will not concentrate 25% or more of its total assets in any one industry.

                             REPURCHASE AGREEMENTS

  Each Portfolio of the Fund (and each of the underlying Vanguard Funds) may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances. A repurchase agreement is an agreement under which a Portfolio acquires a money market instrument (gener-ally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (nor-mally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon inter-est rate effective for the period the instrument is held by a Portfolio and is unrelated to the interest rate on the underlying instrument. In these transac-tions, the securities acquired by a Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repur-chase agreement and are held by a Portfolio's custodian bank until repur-chased. In addition, the Fund's Trustees will monitor each Portfolio's repur-chase agreement transactions generally and will establish guidelines and stan-dards for review of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with a Portfolio. No more than an aggregate of 15% of each Portfolio's assets, at the time of investment, will be invested in re-purchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. From time to time, the Fund's Board of Directors may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

  The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the un-derlying security at a time when the value of the security has declined, a Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and sub-ject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Portfolio not within the control of the Portfolio and therefore the realiza-tion by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that a Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

                       MANAGEMENT OF VANGUARD STAR FUND

OFFICERS AND TRUSTEES

  The Fund's Officers, under the supervision of the Board of Trustees, manage its day-to-day operations and are responsible for determining what portion of the Fund's assets will be invested in each of the available Vanguard Funds pursuant to the Fund's investment objective and policies. The Trustees, set broad policies for the Fund and choose its Officers.

  A list of the Trustees and Officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth below.

  The mailing address of the Trustees and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, and Trustee*     ALFRED M. RANKIN, JR., Trustee
 Chairman, and Director of The Van-        Chairman, President and Chief Exec-
 guard Group, Inc., and each of the        utive Officer of NACCO Industries,
 investment companies in The Van-          Inc.; Director of The BFGoodrich
 guard Group. Director of The Mead         Company, The Standard Products Com-
 Corporation, General Accident In-         pany and The Reliance Electric Com-
 surance and Chris-Craft Indus-            pany.
 tries, Inc.

                                          JOHN C. SAWHILL, Trustee

JOHN J. BRENNAN, President, Chief          President and Chief Executive Offi-
Executive Officer & Trustee*               cer, The Nature Conservancy; for-
 President, Chief Executive Officer        merly, Director and Senior Partner,
 and Director of The Vanguard              McKinsey & Co., President, New York
 Group, Inc., and of each of the           University; Director of Pacific Gas
 investment companies in The Van-          and Electric Company, Procter &
 guard Group.                              Gamble Company and NACCO Indus-
                                           tries.


ROBERT E. CAWTHORN, Trustee               JAMES O. WELCH, JR., Trustee
                                           Retired Chairman of Nabisco Brands,
 Chairman Emeritus and Director of         Inc., retired Vice Chairman and Di-
 Rhone-Poulenc Rorer, Inc.; Direc-         rector of RJR Nabisco; Director of
 tor of Sun Company, Inc.; Director        TECO Energy, Inc.
 of Westinghouse Electric Corpora-
 tion.

                                          J. LAWRENCE WILSON, Trustee

BARBARA BARNES HAUPTFUHRER, Trustee        Chairman and Chief Executive Offi-
 Director of The Great Atlantic and        cer of Rohm & Haas Company; Direc-
 Pacific Tea Company, ALCO Standard        tor of Cummins Engine Company, Inc.
 Corp., Raytheon Company, Knight-          and Trustee of Vanderbilt Univer-
 Ridder, Inc., and Massachusetts           sity and of the Culver Educational
 Mutual Life Insurance Co. and             Foundation.
 Trustee Emerita of Wellesley Col-
 lege.
                                          RAYMOND J. KLAPINSKY, Secretary*
                                           Senior Vice President and Secretary
                                           of The Vanguard Group, Inc.; Secre-
                                           tary of each of the investment com-
                                           panies in The Vanguard Group.

BRUCE K. MACLAURY, Trustee
 President Emeritus of The
 Brookings Institution; Director of
 American Express Bank, Ltd., The
 St. Paul Companies, Inc. and Na-
 tional Steel Corporation.

                                          RICHARD F. HYLAND, Treasurer*
                                           Treasurer of The Vanguard Group,
                                           Inc. and of each of the investment
                                           companies in The Vanguard Group.

BURTON G. MALKIEL, Trustee

 Chemical Bank Chairman's Professor
 of Economics, Princeton Universi-        KAREN E. WEST, Controller*
 ty; Director of Prudential Insur-         Principal of The Vanguard Group,
 ance Co. of America, Amdahl Corpo-        Inc.; Controller of each of the in-
 ration, Baker Fentress & Co., The         vestment companies in The Vanguard
 Jeffrey Co., and Southern New En-         Group.
 gland Communications Company.            --------
                                          * Officers of the Fund are "inter-
                                            ested persons" as defined in the
                                            Investment Company Act of 1940.

  The Trustees and Officers of the Fund will receive no remuneration from the Fund. However, the Trustees are also Directors (Trustees) of The Vanguard Group, Inc. ("Vanguard") and of the Fund's underlying investment companies in The Vanguard Group (the "Vanguard Funds"). Each Vanguard Fund pays its unaf-filiated Directors (Trustees) an annual fee plus a proportionate share of travel and other expenses incurred in attending Board meetings. The Officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard Fund for its proportionate share of Officers' salaries and benefits.

THE VANGUARD GROUP

  Through their jointly-owned subsidiary, Vanguard, the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and dis-tribution services. Vanguard also provides investment advisory services on an at-cost basis to certain Vanguard Funds.

  Vanguard employs a supporting staff of management personnel needed to pro-vide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's net expenses which are allocated among the funds under procedures approved by the Directors (Trustees) of each fund. In addition, each fund bears its own direct expenses such as legal, auditing and custodian fees.

  The Trustees of the Fund also are Directors of Vanguard. The officers of the Fund and the Vanguard Funds are also officers and employees of Vanguard. No officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

  The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to pre-vent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are per-mitted to engage in personal securities transactions. However, such transac-tions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

  The Vanguard Group, Inc. was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Vanguard funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement for all Funds provides as follows: (a) each Vanguard Fund may invest up to 0.40% of its current net assets in Vanguard and (b) there is no other limitation on the amount that each Vanguard Fund may con-tribute to Vanguard's Capitalization.

  MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties.

  DISTRIBUTION. Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

  One half of the distribution expenses of a marketing and promotional nature is allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

  INVESTMENT ADVISORY SERVICES. An experienced investment management staff employed directly by Vanguard provides investment advisory services to Vanguard Money Market Reserves, Vanguard Treasury Fund, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard Institutional Index Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Bond Index Fund, several Portfolios of Vanguard Variable Insurance Fund, Vanguard Admiral Funds, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund; Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Index Trust, the Aggressive Growth Portfolio of Vanguard Horizon Fund, Vanguard Tax-Managed Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Total International Portfolio of Vanguard STAR Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

  SPECIAL SERVICING AGREEMENT. The Fund has entered into a Special Servicing Agreement with Vanguard under which Vanguard will provide management, administrative, distribution and other services and will act as the Fund's Dividend Disbursing, Shareholder Servicing and Transfer Agent. Currently the Fund is not a party to the Funds' Service Agreement described above, and therefore is not a member of The Vanguard Group of Investment Companies. However, a recent S.E.C. order gives the Board of Directors/Trustees of the Vanguard Funds the discretionary authority to modify the Funds' Service Agreement to make the Fund a member of the Vanguard Group of Investment Companies without the Fund's bearing any duplicative capital contribution or expense allocation costs.) The Special Servicing Agreement gives authority to the Fund to utilize the Vanguard name so long as (1) the Special Servicing Agreement is in effect, and (2) the assets of each Portfolio are invested pursuant to the Fund's objective and policies in shares of the various Vanguard Funds (except for such cash or cash items as the Trustees may determine to maintain from time to time to meet redemptions). The Special Servicing Agreement provides that Vanguard will utilize assets deposited with the custodian of each Portfolio from the sale of the Portfolio's shares to promptly purchase shares of the specified Vanguard Funds, and will undertake redemption or exchange of such shares of the Vanguard Funds in the manner provided by the objective and policies of the Portfolio.

  The allocation of the assets of each Portfolio will be made by Officers of the Fund pursuant to the instructions of the Fund's Board of Trustees and as set forth in the Fund's investment objective, policies and restrictions. The Declaration of Trust authorizes the Trustees to retain an investment adviser if they determine that such action is in the best interests of the sharehold-ers of each Portfolio, and that the compensation called for under the invest-ment advisory agreement is reasonable when considered in connection with the advisory fees, if any, paid by the Vanguard Funds in which the Fund has in-vested its assets. However, the Trustees have no present intention to retain an investment adviser. In accordance with the provisions of the Investment Company Act of 1940, approval of the shareholders would be required for such an advisory agreement.

  The Special Servicing Agreement provides that the Fund will pay, on an "out-of-pocket" basis, for services to be rendered by Vanguard. The Fund will also bear the expenses of services provided by outside parties, including auditors, the custodian and outside legal counsel, as well as taxes and other direct ex-penses of the Fund. However, the Agreement provides that the expenses of the Fund will be offset in whole, or in part, by reimbursement from Vanguard for
(a) contributions made by the Fund to the cost of operating the Vanguard Funds in which the Fund invests in, and (b) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Fund. The Trustees believe that the reimbursements to be made by Vanguard to the Fund should be sufficient to offset most, if not all, the expenses in-curred by each Portfolio. Therefore, the Portfolios are expected to operate at a very low, or zero, expense ratio. For the fiscal year ended

December 31, 1996, the STAR and Life Strategy Portfolios had expense ratios of zero, and the same is expected to be the case for the Total International Portfolio.

  While the Fund's shareholders will not pay duplicate capital contribution charges to Vanguard, the shareholders of each Portfolio will indirectly bear their fair share of the costs of maintaining and operating Vanguard since the Portfolios, as shareholders of the selected Vanguard Funds, will be subject to the proportionate contributions of those underlying Funds. Since the Fund cur-rently is not a member fund of The Vanguard Group of Investment Companies it will benefit, as a shareholder of the selected Vanguard funds, only from such cost-sharing reductions in proportion to its interest in such Vanguard Funds.

                         INVESTMENT ADVISORY SERVICES

  Vanguard STAR Fund will not employ an investment adviser and therefore, it will pay no advisory fees. As a shareholder of an underlying Fund, the Portfo-lios will bear their proportionate share of the investment advisory fees paid by those Funds. The following is a description of the investment advisory agreements for each underlying Vanguard Fund.

                             VANGUARD/WINDSOR FUND

  Wellington Management Company ("WMC") serves as investment adviser to Vanguard/Windsor Fund. Vanguard/Windsor Fund pays WMC a Basic Fee, calculated by applying a quarterly rate, based on the following annual percentage rates, to Vanguard/Windsor Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $17.5 billion.................................................. .125%
     Over $17.5 billion................................................... .100%

  The Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on Vanguard/Windsor Fund's investment performance. Such formula provides for an increase or decrease in the basic fee paid to WMC each quarter, depending upon Vanguard/Windsor Fund's investment performance for the thirty-six months preceding the end of the quarter relative to the investment record of the Standard and Poor's 500 Composite Stock Price Index (the "S&P 500") for the same period.

  The Basic Fee, as provided above, shall be increased or decreased by apply-ing an incentive/penalty fee adjustment based on the investment performance of Windsor Fund relative to the investment performance of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

  During the fiscal years ended October 31, 1994, 1995 and 1996,
Vanguard/Windsor Fund paid the following advisory fees:

                                              1994        1995        1996
                                           ----------- ----------- -----------
     Basic Fee............................ $17,236,000 $19,022,000 $18,816,000
     Increase (Decrease) for Performance
      Adjustment..........................   9,213,000   7,752,000  (4,417,000)
                                           ----------- ----------- -----------
     Total................................ $26,449,000 $26,774,000 $14,399,000
                                           =========== =========== ===========

                          VANGUARD/MORGAN GROWTH FUND

  Vanguard/Morgan Growth Fund ("Morgan") employs three separate investment ad-visers each of whom manages the investment and reinvestment of a portion of the Fund's assets. Additionally, Vanguard's Core Management Group manages ap-proximately 9% of Morgan's assets on an at-cost basis.

                         WELLINGTON MANAGEMENT COMPANY

  Morgan employs Wellington Management Company ("WMC") under an investment ad-visory agreement dated as of April 1, 1996 to manage the investment and rein-vestment of approximately 39% of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the officers and Directors of the Fund.

  Morgan pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .175%
     Next $500 million.................................................... .100%
     Over $1 billion...................................................... .075%

  The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Morgan managed by WMC relative to the investment record of The Growth Fund Stock Index (the "Index") which is described in the Prospectus.

  The following table sets forth the incentive/penalty fee rates payable by the Fund to WMC under the proposed investment advisory agreement:

     CUMULATIVE 36-MONTH PERFORMANCE                            PERFORMANCE FEE
     VERSUS THE GROWTH FUND STOCK INDEX                           ADJUSTMENT*
     ----------------------------------                        -----------------
     Less than -12%........................................... -0.50 X Basic Fee
     Between -12% and -6%..................................... -0.25 X Basic Fee
     Between -6% and 6%.......................................  0.00 X Basic Fee
     Between 6% and 12%....................................... +0.25 X Basic Fee
     More than 12%............................................ +0.50 X Basic Fee

--------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

                      RELATED INFORMATION CONCERNING WMC

  WMC is a professional investment counseling firm which provides investment services to investment companies, other institutions and individuals. Among the clients of WMC are more than 10 of the other investment companies of The Vanguard Group. As of December 31, 1996, WMC held discretionary management au-thority with respect to more than $132 billion of assets. WMC and its prede-cessor organizations have provided investment advisory services to investment companies since 1933 and to investment counseling clients since 1960. WMC is a Massachusetts general partnership of which the following persons are managing partners: Messrs. Robert W. Doran, Duncan M. McFarland and John R. Ryan.

  During the last three fiscal years, the Fund paid the following advisory fees to WMC:

                                                 1994       1995        1996
                                               ---------  ---------  ----------
     Basic Fee................................ $ 861,873  $ 892,794  $1,084,780
     Increase (Decrease) for Performance
      Adjustment..............................  (351,876)  (321,731)     51,915
                                               ---------  ---------  ----------
     Total.................................... $ 509,997  $ 571,063  $1,136,695
                                               =========  =========  ==========

  These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

                    FRANKLIN PORTFOLIO ASSOCIATES LLC

  Morgan employs Franklin Portfolio Associates LLC ("FPA") under an investment advisory agreement dated as of April 1, 1996 to manage the investment and re-investment of approximately 35% of Morgan's assets. FPA discharges its respon-sibilities subject to the control of the Officers and Directors of Morgan.

  Morgan pays FPA an advisory fee by applying various percentage rates to the average net assets of Morgan managed by FPA. The fee schedule is as follows:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $100 million................................................... 0.25%
     Next $200 million.................................................... 0.20%
     Next $200 million.................................................... 0.15%
     Over $500 million.................................................... 0.10%

  The basic advisory fee may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Fund relative to the investment record of the Index. Such incentive/penalty fee provides for an increase or decrease in FPA's basic fee in an amount equal to .100% per an-num (.025% per quarter) of the average month-end net assets of the portion of Morgan managed by FPA if the investment performance of that portion of Morgan for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the In-dex for the same period.

  The following table sets forth the incentive/penalty fee rates payable by Morgan to FPA under the proposed investment advisory agreement:

     THREE YEAR PERFORMANCE                                ANNUAL  INCENTIVE
     DIFFERENTIAL VS. THE INDEX                         (+)/PENALTY (-) FEE RATE
     --------------------------                         ------------------------
     +6% or more above.................................          +.100%
     Between +6% and -6%...............................             -0-
     -6% or more below.................................          -.100%

  During the fiscal years ended December 31, 1994, 1995 and 1996, Morgan paid FPA the following advisory fees:

                                                     1994     1995      1996
                                                   -------- -------- ----------
     Basic Fee.................................... $708,874 $848,530 $  987,145
     Increase (Decrease) for Performance
      Adjustment..................................      --    74,545    115,797
                                                   -------- -------- ----------
     Total........................................ $708,874 $923,075 $1,102,942
                                                   ======== ======== ==========

  These fees were paid pursuant to the terms of a previous investment advisory agreement, which called for a higher rate of fees.

                      RELATED INFORMATION CONCERNING FPA

  FPA is a Massachusetts limited liability company. The shares of FPA are owned by Mellon Financial Service Corporation, a holding company of Mellon Bank Corporation. FPA is managed by a

Board of Trustees consisting of Messrs. John J. Nagorniak, Chairman, Donald A. McMullen, Jr. and G. Christian Lantzsch.

  FPA is a professional investment counseling firm which specializes in the management of common stock portfolios through the use of quantitative invest-ment models. As of December 31, 1996, FPA provided investment advisory services with respect to approximately $10.74 billion of clients assets, including ap-proximately $1.28 billion for Vanguard Quantitative Portfolios, Inc., another mutual fund member of The Vanguard Group. During the year ended December 31, 1996, Vanguard Quantitative Portfolios, Inc. paid FPA an annual advisory fee equal to .15 of 1% before a decrease of .04 of 1% based on performance.

                            HUSIC CAPITAL MANAGEMENT

  Morgan also employs Husic Capital Management ("Husic") under an investment advisory agreement dated as of September 24, 1993 to manage the investment and reinvestment of approximately 12% of Morgan's assets. Husic discharges its re-sponsibilities subject to the control of the Officers and Directors of Morgan.

  For the services provided by Husic under the investment advisory agreement Morgan will pay Husic a basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Husic Portfolio for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $25 million.................................................... 0.40%
     Next $125 million.................................................... 0.35%
     Next $350 million.................................................... 0.25%
     Next $500 million.................................................... 0.20%
     Over $1 billion...................................................... 0.15%

  Effective with the quarter ending September 30, 1994, the basic fee paid to Husic, as provided above, may be increased or decreased by applying an incentive/penalty fee based on the investment performance of the Husic Portfo-lio relative to the investment record of the Growth Fund Stock Index ("Growth Index"). Under the incentive/penalty fee schedule, the basic fee payable to Husic may be increased or decreased by as much as 75% of the basic fee depend-ing on the investment performance of the equity investment managed by Husic. The period used to calculate the incentive/penalty fee shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be 12.

  The incentive/penalty fee rates will be determined by measuring the invest-ment performance of the Husic Portfolio relative to the investment record of the Index in accordance with the following table:

                                                          ANNUAL INCENTIVE
                                                      (+)/PENALTY (-) FEE RATE
                                                    ----------------------------
                                                       FIRST         ASSETS
     THREE YEAR PERFORMANCE                         $200 MILLION    IN EXCESS
     DIFFERENTIAL VS. THE GROWTH INDEX               OF ASSETS   OF $200 MILLION
     ---------------------------------              ------------ ---------------
     +12% points or more above.....................    175.0%        150.0%
     Between +6% points and +12% points above......    137.5%        125.0%
     Between +6% points and -6% points.............    100.0%        100.0%
     Between -6% points and -12% points............     62.5%         75.0%
     -12% points or more below.....................     25.0%         50.0%

  The "investment performance of the Husic Portfolio," the "Husic Portfolio unit value" and the "investment record of the Index" will be calculated in the same manner as set forth under the discussion of the WMC Agreement on page 8.

  For the purposes of determining the incentive/penalty fee, the net assets of the Husic Portfolio will be averaged over the same period as the investment performance of the Husic Portfolio and the investment record of the Growth In-dex are computed.

  The formula used to determine the performance adjustments differs from the view taken by the staff of the Securities and Exchange Commission. For a more detailed discussion, see page 17. The Board of Directors of the Fund believes that the performance adjustments, as included in the proposed agreement with R&R are appropriate although not within the +/-10 percentage point per year range suggested in SEC Release No. 7113. Under the proposed agreement, the maximum performance adjustment is made at a difference of approximately +/-2 percentage points per year.

  The agreement with Husic dated September 24, 1993, will continue until Sep-tember 23, 1997. The agreement is renewable for successive one-year periods, as described below.

  During the fiscal years ending December 31, 1994, 1995 and 1996, Morgan Fund paid Husic the following advisory fees:

                                                 1994       1995       1996
                                               ---------  ---------  ---------
     Basic Fee................................ $ 495,619  $ 550,247  $ 729,536
     Increase (Decrease) for Performance
      Adjustment..............................  (181,969)  (373,636)  (178,755)
                                               ---------  ---------  ---------
     Total.................................... $ 313,650  $ 176,611  $ 550,781
                                               =========  =========  =========

                     RELATED INFORMATION CONCERNING HUSIC

  Husic Capital Management, 555 California Street, Suite 2900, San Francisco, California 94104, a California limited partnership founded in 1986, provides investment advisory services to investment companies, other institutions, and individuals. Frank J. Husic, managing partner, is a controlling person of Husic. Husic's general partner is Frank J. Husic & Co., a California corpora-tion that is wholly owned by Frank J. Husic. As of December 31, 1996, Husic provided investment advisory services to clients having assets with an approx-imate value of $4.1 billion.

  The agreements with WMC, FPA and Husic continue until September 23, 1997. The agreements are renewable for successive one-year periods, only if each re-newal is specifically approved by a vote of the Fund's Board of Directors, in-cluding the affirmative votes of a majority of the Directors who are not par-ties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of contin-uance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                     VANGUARD FIXED INCOME SECURITIES FUND

  Wellington Management Company serves as investment adviser to the GNMA Port-folio, the Long-Term Corporate Portfolio and the High Yield Bond Portfolio of Vanguard Fixed Income Securities Fund. The Portfolios of the Fund will invest a portion of their assets only in the GNMA and Long-Term Corporate Portfolios.

  Under the Fund's investment advisory agreement, the fee paid to WMC is based on the total assets of the GNMA Portfolio and the Long-Term Corporate Portfo-lio. The two Portfolios pay WMC an aggregate fee at the end of each fiscal quarter, calculated by applying a quarterly rate to the average month-end net assets of each Portfolio.

                                GNMA PORTFOLIO

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $3 billion..................................................... .020%
     Next $3 billion...................................................... .010%
     Over $6 billion...................................................... .008%

                         LONG-TERM CORPORATE PORTFOLIO

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $1 billion..................................................... .040%
     Next $1 billion...................................................... .030%
     Next $1 billion...................................................... .020%
     Over $3 billion...................................................... .015%

  During the fiscal years ended January 31, 1995, 1996 and 1997 the GNMA and Long-Term Corporate Portfolios paid WMC the following advisory fees:

     PORTFOLIO                                       1995       1996      1997
     ---------                                    ---------- ---------- --------
     GNMA........................................ $1,286,000 $1,181,000 $992,000
                                                  ========== ========== ========
     Long-Term Corporate......................... $1,131,000 $1,118,000 $951,000
                                                  ========== ========== ========

      SHORT-TERM CORPORATE AND INTERMEDIATE-TERM CORPORATE PORTFOLIOS OF
                     VANGUARD FIXED INCOME SECURITIES FUND

  The Short-Term Corporate and Intermediate-Term Corporate Portfolios (as well as four U.S. Treasury Portfolios that are not utilized by the Fund) receive all investment advisory services on an "internalized," at-cost, basis from an experienced investment management staff employed directly by Vanguard. This staff also provides investment advisory services to Vanguard Money Market Re-serves, Vanguard Bond Market Fund, Vanguard Municipal Bond Fund, Vanguard Cal-ifornia Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund and the Money Market and High-Grade Bond Portfolios of Vanguard Variable Insurance Fund. The compensa-tion and other expenses of the staff are allocated among the Portfolios of each of the Funds listed above. During the fiscal years ended January 31, 1995, 1996 and 1997, the Short-Term Corporate Portfolio's share of these ex-penses totaled approximately $391,000, $408,000 and $543,000, respectively. During the fiscal years ended January 31, 1995, 1996 and 1997 the Intermedi-ate-Term Corporate Portfolio's share of these expenses totaled approximately $10,000, $28,000 and $63,000.

  The investment management staff is supervised by the senior Officers of the Fund. The senior Officers, who are also officers of Vanguard, Vanguard Money Market Reserves, Vanguard Bond Index Fund, Vanguard Municipal Bond Fund, Van-guard State Tax-Exempt Funds, and Vanguard Variable Insurance Fund, are di-rectly responsible to the Board of Directors of the Fund. The Board of Direc-tors, elected annually by shareholders, sets broad policies for the Fund and chooses its Officers.

                              VANGUARD/WINDSOR II

  Vanguard/Windsor II has entered into an investment advisory agreement with Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S") to manage approximately 69% of the assets of Vanguard/Windsor II. Under this agreement BHM&S manages the investment and reinvestment of the assets of Vanguard/Windsor II assigned to it and continuously reviews, supervises and administers the investment pro-gram of Vanguard/Windsor II. BHM&S discharges its responsibilities subject to the control of the officers and Trustees of that Company.

  Vanguard/Windsor II pay BHM&S a fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on the following annual percentage rates, to the aggregate average month-end net assets of Vanguard/Windsor II managed by BHM&S for the quarter:

     NET RATE                                                              RATE
     --------                                                              -----
     First $200 million................................................... .300%
     Next $300 million.................................................... .200%
     Next $500 million.................................................... .150%
     Over $1 billion...................................................... .125%

  INCENTIVE/PENALTY FEE. The basic fee paid to BHM&S, as provided above, will be increased or decreased by applying an incentive/penalty fee based on the investment performance of the assets of Vanguard/Windsor II managed by BHM&S (the "BHM&S Portfolio") over a trailing 36-month period relative to that of the Standard & Poor's/ BARRA Value Index (the "BARRA Value Index"). Such incentive/penalty fee provides for (1) a 25% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for the 36 months preceding the end of the quarter is 9 percentage points or more above or below, respectively, the investment record of the BARRA Value Index for the same period; or (2) a 15% increase or decrease in the basic advisory fee if the investment performance of the BHM&S Portfolio for such 36 months is 6 or more but less than 9 percentage points above or below, respectively, the investment record of the BARRA Value Index for the same period.

  The following table illustrates the incentive/penalty fee payable by Vanguard/Windsor II to BHM&S under the new agreement:

   CUMULATIVE THREE YEAR PERFORMANCE                        ANNUAL INCENTIVE/
   DIFFERENTIAL VS THE BARRA VALUE INDEX                  PENALTY FEE ADJUSTMENT
   -------------------------------------                  ----------------------
   Less than or equal to -9% points.....................    0.75% X Basic Fee
   Less than or equal to -6% points but greater than -9%
    points..............................................    0.85% X Basic Fee
   Less than +6% points but greater than -6% points (the
    "Benchmark")........................................        Basic Fee
   Greater than or equal to +6% points but less than +9%
    points..............................................    1.15% X Basic Fee
   Greater than or equal to +9% points..................    1.25% X Basic Fee

  The BARRA Value Index includes stocks in the Standard and Poor's 500 Compos-ite Stock Price Index with lower than average ratios of market price to book value. These types of stocks are often referred to as "value" stocks.

  The investment performance of the BHM&S Portfolio, for any period, expressed as a percentage of the "BHM&S Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the BHM&S Portfolio unit value during such period; (ii) the unit value of the Fund's cash distributions from the BHM&S Portfolio's net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistributed realized long-term capital gains realized from the BHM&S Portfolio.

  The "BHM&S Portfolio Unit Value" will be determined by dividing the total net assets of the BHM&S Portfolio by a given number of units. On the initial date of the agreement, the number of units in the BHM&S Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the BHM&S Portfolio, the number of units of the BHM&S Portfolio will be adjusted based on the unit value of the BHM&S Portfolio on the day such changes are executed.

  The investment record of the BARRA Value Index will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus dividends) of each stock included in the BARRA Value Index by its weight-ing in the BARRA Value Index at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the BARRA Value Index will be the compounded quarterly returns of the BARRA Value Index.

  For the purposes of determining the incentive/penalty fee adjustment, the net assets of the BHM&S Portfolio will be averaged over the same period as the investment performance of the BHM&S Portfolio and the investment record of the BARRA Value Index are computed.

  During the fiscal years ended October 31, 1994, 1995 and 1996
Vanguard/Windsor II paid advisory fees to BHM&S of approximately $7,518,000, $8,514,842 and $11,475,528, respectively.

  On November 1, 1991, Vanguard/Windsor II upon shareholder approval, added Equinox Capital Management ("Equinox") and Tukman Capital Management ("Tukman") to manage the investment and reinvestment of a portion of its as-sets (approximately 10% each). Additionally Vanguard's Core Management Group was added to manage approximately 7% of the Vanguard/Windsor II's assets as of that date. Tukman, Equinox and Vanguard's Core Management Group discharge their respective responsibilities subject to the control of the Directors and Officers of the Fund.

  Equinox is a professional investment counseling firm founded in 1989. As of December 31, 1996, Equinox provided investment advisory services with respect to approximately assets of $7.2 billion. Ronald J. Ulrich, Director and Presi-dent, Edward E. Murphy and David Connor are the principal investment officers of Equinox. Equinox has had no experience in serving as an investment adviser to an investment company.

  Under the terms of an investment advisory agreement dated August 1, 1996 Windsor II pays Equinox an advisory fee by applying a quarterly rate to the portion of Vanguard/Windsor II's average month-end net assets managed by Equi-nox. The fee schedule is as follows:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $400 million................................................... .200%
     Next $600 million.................................................... .150%
     Next $1 billion...................................................... .125%
     Over $2 billion...................................................... .100%

  The basic fee paid to Equinox, as provided above, may be increased or de-creased by applying an incentive/penalty fee based on the investment perfor-mance of the portion of Vanguard/Windsor II's assets managed by Equinox rela-tive to the investment record of the Russell 1000 Value Index. Such formula provides for an increase or decrease in the basic fee paid to Equinox each quarter, depending upon the Equinox Portfolio's investment performance for the thirty-six months preceding the end of the quarter.

  The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Equinox under the new investment advisory agreement:

     CUMULATIVE 36-MONTH
     PERFORMANCE VERSUS THE                                    PERFORMANCE FEE
     INDEX                                                       ADJUSTMENT*
     ----------------------                                   -----------------
     Less than -9%........................................... -0.50 X Basic Fee
     Between -9% and -4.5%................................... -0.25 X Basic Fee
     Between -4.5% and 4.5%..................................  0.00 X Basic Fee
     Between 4.5% and 9%..................................... +0.25 X Basic Fee
     More than 9%............................................ +0.50 X Basic Fee

--------
* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

  The investment performance of the Equinox Portfolio for such period, ex-pressed as a percentage of the Equinox Portfolio's net asset value per share at the beginning of such period, shall be the sum of: (i) the change in the Equinox Portfolio's net asset value per share during such period; (ii) the value of the Equinox Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the Equinox Portfo-lio for undistributed realized long-term capital gains. The foregoing notwith-standing, any computation of the investment performance of the Equinox Portfo-lio and the investment record of the Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose cash distributions on the securities which com-prise the Index shall be treated as reinvested in the Index at least as fre-quently as the end of each calendar quarter following the payment of the divi-dend.

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the Equinox Portfolio shall be averaged over the same period as the investment performance of the Equinox Portfolio and the investment record of the Index are computed.

  During the fiscal years ending October 31, 1994, 1995, and 1996
Vanguard/Windsor II paid advisory fees to Equinox of approximately $1,424,000, $1,681,435 and $1,980,458 before a performance adjustment of $4,747, respec-tively.

  Tukman is a professional investment counseling firm founded in 1980. As of December 31, 1996 Tukman provided investment advisory services with respect to assets of approximately $3.8 billion. Melvin T. Tukman, President and Direc-tor, and Daniel L. Grossman, Vice President serve as the firm's principal in-vestment professionals. Tukman has had no experience in serving as an invest-ment adviser to an investment company.

  Under the terms of an investment advisory agreement dated November 1, 1991 the Fund pays Tukman an investment advisory fee by applying a quarterly rate, based on the following annual percentage rates, to the average month-end as-sets of the portion of the Vanguard/Windsor II's assets managed by Tukman:

     NET ASSETS                                                             RATE
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Over $1 billion....................................................... .15%

  The basic fee paid to Tukman, as provided above, may be increased or de-creased by applying an incentive/penalty fee based on the investment perfor-mance of the portion of Vanguard/Windsor II's assets managed by Tukman (the "Tukman Portfolio") relative to the investment record of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). Such incentive/penalty fee pro-vides for (i) a 50% increase or decrease in the basic advisory fee if the in-vestment performance of the Tukman Portfolio for the 36 months preceding the end of the quarter is 12 percentage points or more above or below, respective-ly, the investment record of the S&P 500 for the same period; or (ii) a 25% increase or decrease in the basic advisory fee if the investment performance of the Tukman Portfolio for such 36 months is 6 or more but less than 12 per-centage points above or below, respectively, the investment record of the S&P 500 for the same period.

  The following table sets forth the incentive/penalty fee payable by Vanguard/Windsor II to Tukman under the new investment advisory agreement:

     CUMULATIVE THREE YEAR PERFORMANCE                       ANNUAL INCENTIVE
     DIFFERENTIAL VS. THE S&P 500                         PENALTY FEE ADJUSTMENT
     ---------------------------------                    ----------------------
     Less than or equal to -12% points..................     0.50 X Basic Fee
     Less than or equal to -6% points but greater than -
      12% points........................................     0.75 X Basic Fee
     Less than +6% points but greater than -6% points...        Basic Fee
     Greater than or equal to +6% points but less than
      +12% points.......................................     1.25 X Basic Fee
     Greater than or equal to +12% points...............     1.50 X Basic Fee

  The investment performance of the Tukman Portfolio, for any period, ex-pressed as a percentage of the "Tukman Portfolio Unit Value" at the beginning of such period, will be the sum of: (i) the change in the Tukman Portfolio unit value during such period; (ii) the unit value of Vanguard/ Windsor II's cash distributions from the Tukman Portfolio net investment income and real-ized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by Vanguard/Windsor II for undistrib-uted realized long-term capital gains realized from the Tukman Portfolio.

  The "Tukman Portfolio Unit Value" will be determined by dividing the total net assets of the Tukman Portfolio by a given number of units. On the initial date of the agreement, the number of units in the Tukman Portfolio will equal the total shares outstanding of Vanguard/Windsor II. After such initial date, as assets are added to or withdrawn from the Tukman Portfolio, the number of units of the Tukman Portfolio will be adjusted based on the unit value of the Tukman Portfolio on the day such changes are executed.

  The investment record of the S&P 500 will be calculated quarterly by (i) multiplying the total return for the quarter (change in market price plus div-idends) of each stock included in the S&P 500 by its weighting in the S&P 500 at the beginning of the quarter, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the S&P 500 will be the compounded quarterly returns of the S&P 500.

  For the purposes of determining the incentive/penalty fee, the net assets of the Tukman Portfolio will be averaged over the same period as the investment performance of the Tukman Portfolio and the investment record of the S&P 500 are computed.

  During the fiscal year ended October 31, 1994, 1995 and 1996
Vanguard/Windsor II paid advisory fees to Tukman of approximately $1,825,000, $2,184,838 and $2,699,458 before a performance adjustment of $930,724, respec-tively.

  In April 1972, the Securities and Exchange Commission ("SEC") issued Release No. 7113 under the Investment Company Act of 1940 to call attention of direc-tors and investment advisers to certain factors which must be considered in connection with investment company incentive fee arrangements. One of these factors is to "avoid basing significant fee adjustments upon random or insig-nificant differences" between the investment performance of a fund and that of the particular index with which it is being compared. The Release provides that "preliminary studies (of the SEC staff) indicate that as a "rule of thumb" the performance difference should be at least +/- 10 percentage points" annually before the maximum performance adjustment may be made. However, the Release also states that "because of the preliminary nature of these studies, the Commission is not recommending, at this time, that any particular perfor-mance difference exist before the maximum fee adjustment may be made". The Re-lease concludes that the directors of a fund "should satisfy themselves that the maximum performance adjustment will be made only for performance differ-ences that can reasonably be considered significant." The Board of Directors of Windsor II has fully considered the SEC Release and believes that the per-formance adjustments as included in the proposed agreements with Equinox and Tukman are entirely appropriate although not within the +/- 10 percentage points per year range suggested in the Release. Under the Fund's investment advisory agreements, the maximum performance adjustments are made at a differ-ence of +/- 12 and +/- 9 percentage points from the performance of the index over a thirty-six month period, which would effectively be the equivalent of approximately +/- 4 and +/- 3 percentage points difference per year.

  The investment advisory agreements with Equinox and Tukman will continue un-til October 31, 1997. The investment advisory agreement with BHM&S continues until April 30, 1997. The agreements will be renewable thereafter for succes-sive one-year periods, only if each renewal is specifically approved by a vote of Vanguard/Windsor II's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contracts or "inter-ested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of the continuance of the agreements may be presented to the shareholders of Vanguard/Windsor II. In such event, such continuance shall be effected, only if approved by the affirmative vote of a majority of the outstanding voting securities of Vanguard/Windsor II.

  Vanguard's Core Management Group provides investment advisory services on an at-cost basis with respect to a portion of the Vanguard/Windsor II's assets (currently approximately 7%). The Core Management Group also provides invest-ment advisory services to several Vanguard Funds, including Vanguard Index Trust, Vanguard Balanced Index Fund, Vanguard International Equity Index Fund and Vanguard Institutional Index Fund, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were ap-proximately $59 billion as of December 31, 1996. The portion of Vanguard/Windsor II managed by the Core Management Group is not actively man-aged, but is instead administered by the Core Management Group using comput
    -
erized, quantitative techniques based on a value index constructed to approxi-mate the aggregate fundamental characteristics of a typical large capitaliza-tion-value fund such as Vanguard/Windsor II. The index is composed of approxi-mately two hundred and fifty stocks that are chosen through quantitative anal-ysis of market capitalization, price/earnings ratios and yield characteristics which are similar to the stocks that would normally be held in the actively-managed portions of Vanguard/ Windsor II's portfolio. The Core Management Group is supervised by the Officers of the Trust.

                            VANGUARD EXPLORER FUND

  Vanguard Explorer Fund, Inc. ("Explorer") currently employs two investment advisers: Wellington Management Company ("WMC"), 75 State Street, Boston, MA 02109; and Granahan Investment Management, Inc. ("Granahan"), 275 Wyman Street, Waltham, MA 02154. Until February 28, 1990, when Explorer acquired the assets of Explorer II, WMC was sole investment adviser to Explorer (then known simply as Explorer Fund), and Granahan served as sole investment adviser to Explorer II, the acquired fund.

  The proportion of the net assets of Explorer managed by each adviser is es-tablished by the Board of Directors of Explorer, and may be changed in the fu-ture by the Board of Directors as circumstances warrant. Investors will be ad-vised of any substantive change in the proportions managed by each adviser.

WELLINGTON MANAGEMENT COMPANY

  Explorer has entered into an advisory agreement with WMC under which WMC manages the investment and reinvestment of a portion of the Explorer's assets (the "WMC Portfolio") and continuously reviews, supervises and administers the Explorer's investment program with respect to those assets. As of October 31, 1996, WMC managed approximately 43% of the Fund's equity investments. Prior to February 25, 1994, WMC managed approximately 75% of Explorer Fund's assets. WMC discharges its responsibilities subject to the control of the officers and Directors of Explorer.

  Explorer pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the WMC Portfolio for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .250%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Over $1 billion...................................................... .100%

  The Basic Fee paid to WMC may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the net assets of the WMC Portfolio relative to the investment performance of the Russell 2000 Small Stock Index (the "Index").

  The following table sets forth the adjustment factors to the base advisory fee payable by the Fund to WMC under this investment advisory agreement:

     CUMULATIVE 36-MONTH                                      PERFORMANCE FEE
     PERFORMANCE VERSUS THE INDEX                               ADJUSTMENT*
     ----------------------------                            -----------------
     Less than -12%......................................... -0.50 X Basic Fee
     Between -12% and -6%................................... -0.25 X Basic Fee
     Between -6% and 6%.....................................  0.00 X Basic Fee
     Between 6% and 12%..................................... +0.25 X Basic Fee
     More than 12%.......................................... +0.50 X Basic Fee

--------

* For purposes of this calculation, the basic fee is calculated by applying the quarterly rate against average assets over the 36-month period.

  For the purpose of determining the fee adjustment for investment perfor-mance, as described above, the net assets of the WMC Portfolio shall be aver-aged over the same period as the investment performance of the WMC Portfolio and the investment record of the Index are computed.

  Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending July 31, 1999. Until that date, a "blended" fee rate consisting of varying percent-ages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the Fund's previous investment advisory agreement with WMC (the "previous rate") shall be used.

  The investment performance of the WMC Portfolio for such period, expressed as a percentage of the WMC Portfolio's net asset value per share at the begin-ning of such period, shall be the sum of: (i) the change in the WMC Portfo-lio's net asset value per share during such period; (ii) the value of the WMC Portfolio's cash distributions per share having an ex-dividend date occurring within such period; and (iii) the per share amount of capital gains taxes paid or accrued during such period by the WMC Portfolio for undistributed realized long-term capital gains. The foregoing notwithstanding, any computation of the investment performance of the WMC Portfolio and the investment record of the Index shall be in accordance with any then applicable rules of the Securities and Exchange Commission.

  The "WMC Portfolio unit value" shall be determined by dividing the total net assets of the WMC Portfolio by a given number of units. On the initial date of the Agreement, the number of units in the WMC Portfolio shall equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the WMC Portfolio, the number of units of the WMC Portfolio shall be adjusted based on the unit value of the WMC Portfolio on the day such changes are executed.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index. For this purpose cash distributions on the securities which com-prise the Index shall be treated as reinvested in the Index at least as fre-quently as the end of each calendar quarter following the payment of the divi-dend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the WMC Portfolio are averaged over the same period as the investment performance of the WMC Portfolio and the investment record of the Russell 2000 are computed.

  Any computation of the investment performance of the WMC Portfolio and the investment record of the Russell 2000 shall be subject to and in accordance with any then applicable rules of the Securities and Exchange Commission.

  During the fiscal years ended October 31, 1994, 1995 and 1996 Vanguard Ex-plorer Fund paid WMC approximately the following advisory fees:

                                                1994        1995        1996
                                             ----------  ----------  ----------
     Basic Fee.............................. $1,362,455  $1,698,254  $1,922,594
     Increase (Decrease) for Performance
      Adjustment............................    (61,905)    (44,661)      6,708
                                             ----------  ----------  ----------
     Total.................................. $1,300,550  $1,653,593  $1,929,302
                                             ==========  ==========  ==========

  The agreement with WMC continues until July 31, 1998. The agreement is re-newable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event con-tinuance shall be effected only if approved by the affirmative vote of a ma-jority of the outstanding voting securities of the Fund.

GRANAHAN INVESTMENT MANAGEMENT, INC.

  Granahan Investment Management, Inc. ("Granahan") serves as a second invest-ment adviser to Explorer. Under its advisory agreement with the Fund, Granahan manages the investment and reinvestment of a portion of the Fund's assets (the "Granahan Portfolio") and continuously reviews, supervises and administers the Fund's investment program with respect to those assets. As of October 31, 1996, Granahan managed approximately 53% of the Fund's equity investments. Prior to February 10, 1994, Granahan managed approximately 25% of the Explorer Fund's assets. Granahan discharges its responsibilities subject to the control of the officers and Directors of Explorer.

  The Fund pays Granahan a Basic Fee at the end of each fiscal quarter, calcu-lated by applying a quarterly rate, based on the following annual percentage rates, to the average month-end net assets of the Granahan Portfolio for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $500 million................................................... .300%
     Next $250 million.................................................... .200%
     Next $250 million.................................................... .150%
     Over $1 billion...................................................... .100%

  The Basic Fee paid to Granahan shall be increased or decreased in an amount equal to .075% per annum (.01875% per quarter) of the average month-end net assets of the Granahan Portfolio if the investment performance of the Granahan Portfolio for the thirty-six months preceding the end of the quarter is twelve percentage points or more above or below, respectively, the investment record of the Russell 2000 Small Stock Index (the "Index") for the same period; or by an amount equal to .0375% per annum (.009375% per quarter) if the investment performance of the Granahan Portfolio for such thirty-six months is six or more but less than twelve percentage points above or below, respectively, the investment record of the Index for the same period.

  For the purposes of determining the incentive/penalty fee, the net assets of the Granahan Portfolio shall be averaged over the same period as the invest-ment performance of the Granahan Portfolio and the investment record of the Index are computed.

  The investment performance of the Granahan Portfolio for any period, ex-pressed as a percentage of the "Granahan Portfolio unit value" at the begin-ning of such period, shall be the sum of: (i) the change in the Granahan Port-folio unit value during such period; (ii) the unit value of the Fund's cash distributions from the Granahan Portfolio net investment income and realized net capital gains (whether long-term or short-term) having an ex-dividend date occurring within such period; and (iii) the unit value of capital gains taxes paid or accrued during such period by the Fund for undistributed realized long-term capital gains realized from the Granahan Portfolio.

  The "Granahan Portfolio unit value" shall be determined by dividing the to-tal net assets of the Granahan Portfolio by a given number of units. On the initial date of the Agreement, the number of units in the Granahan Portfolio shall equal the total shares outstanding of the Fund. After such initial date, as assets are added to or are withdrawn from the Granahan Port-folio, the number of units of the Granahan Portfolio shall be adjusted based on the unit value of the Granahan Portfolio on the day such changes are exe-cuted.

  The investment record of the Index for any period, expressed as a percentage of the Index at the beginning of such period, shall be the sum of (i) the change in the level of the Index during such period and (ii) the value, com-puted consistently with the Index, of cash distributions having an ex-dividend date occurring within such period made by companies whose securities comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each quarter following the payment of the dividend.

  For the purposes of determining the fee adjustment for investment perfor-mance, the net assets of the Granahan Portfolio are averaged over the same pe-riod as the investment performance of the Granahan Portfolio and the invest-ment record of the Russell 2000 are computed.

  Any computation of the investment performance of the Granahan Portfolio and the investment record of the Russell 2000 shall be subject to and in accor-dance with any then applicable rules of the Securities and Exchange Commis-sion.

  The agreement with Granahan continues until July 31, 1998. The agreement is renewable thereafter for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund.

                                                  1994       1995       1996
                                               ---------- ---------- ----------
     Basic Fee................................ $1,397,812 $1,799,069 $2,389,787
     Increase (Decrease) for Performance
      Adjustment..............................     40,525     69,595    386,752
                                               ---------- ---------- ----------
     Total.................................... $1,438,337 $1,868,664 $2,776,539
                                               ========== ========== ==========

  The factors discussed with respect to SEC Release No. 7113 on page 17 also apply to the above-referenced agreement.

                        VANGUARD U.S. GROWTH PORTFOLIO

LINCOLN CAPITAL MANAGEMENT COMPANY

  The Vanguard U.S. Growth Portfolio entered into an investment advisory agreement with Lincoln Capital Management Company (Lincoln) on April 1, 1993, under which Lincoln manages the investment and reinvestment of the assets in-cluded in the Vanguard U.S. Growth Portfolio and continuously reviews, super-vises and administers the Portfolio. Lincoln will invest or reinvest such as-sets only in U.S. securities. Lincoln discharges its responsibilities subject to the control of the Officers and Directors of the Fund. Under this agreement the Fund pays Lincoln an advisory fee at the end of each fiscal quarter, cal-culated by applying a quarterly rate, based on the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

     NET ASSETS                                                             RATE
     ----------                                                             ----
     First $25 million..................................................... .40%
     Next $125 million..................................................... .35%
     Next $350 million..................................................... .25%
     Next $500 million..................................................... .20%
     Next $1.5 billion..................................................... .15%
     Over $2.5 billion..................................................... .10%

  For the fiscal years ended August 31, 1994, 1995 and 1996 the Fund paid ad-visory fees of $3,688,000, $4,523,000 and $6,139,000 before an increase of $393,000 based on performance.

  Lincoln is an Illinois corporation in which a controlling interest is held by the following persons: Timothy H. Ubben, Chairman; J. Parker Hall III, Chief Executive Officer; Kenneth R. Meyer, President; and Ray Zemon, Executive Vice President.

  Because Lincoln provides only investment advisory services to the Fund and has no control over the Fund's expenses, Lincoln has not undertaken to guaran-tee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with the state authorities which do not require an expense guar-antee.

  The agreement with Lincoln continues until March 31, 1997. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Vanguard U.S. Growth Portfolio; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Vanguard U.S. Growth Portfolio.

                            VANGUARD/PRIMECAP FUND

PRIMECAP MANAGEMENT COMPANY

  Vanguard/PRIMECAP Fund ("PRIMECAP") employs PRIMECAP Management Company (the "Adviser") under an investment advisory agreement dated as of May 1, 1993 to manage the investment and reinvestment of the assets of the Fund and to con-tinuously review, supervise and administer the Fund's investment program. The Adviser discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

  PRIMECAP pays the Adviser an advisory fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual per-centage rates, to the Fund's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $25 million.................................................... .750%
     Next $225 million.................................................... .500%
     Next $250 million.................................................... .375%
     Over $500 million.................................................... .250%

  During the fiscal years ended December 31, 1994, 1995, and 1996 PRIMECAP paid investment advisory fees of approximately $3,882,000, $7,700,000 and $10,439,000 respectively.

  The agreement with the Adviser is renewable for successive one-year periods, only if each renewal is specifically approved by a vote of the PRIMECAP's Board of Directors, including the affirmative votes of a majority of the Di-rectors who are not parties to the contract or "interested persons" (as de-fined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the Agreement may be presented to the share-holders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting secu-rities of the Fund.

  The Adviser is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the of-fices they currently hold are: Howard Bernard Schow, Chairman, Mitchell John Milias, Vice Chairman and Treasurer, Theofanis Anastasios Kolokotrones, Presi-dent and Secretary, and Joel P. Freid, Senior Vice President.

                              THE PRIME PORTFOLIO

  Vanguard's Fixed Income Group provides investment advisory services on an at-cost basis to the Prime Portfolio of Vanguard Money Market Trust (see page 12 for a more complete description of the Fixed Income Group).

                        VANGUARD ASSET ALLOCATION FUND

  Vanguard Asset Allocation Fund, Inc. ("VAAF") employs Mellon Capital Manage-ment Corporation ("MCM"), 595 Market St., 30th Floor, San Francisco, Califor-nia, 94105, under an investment advisory agreement dated as of April 1, 1996 to manage the investment and reinvestment of the assets of VAAF and to contin-uously review, supervise and administer the VAAF's investment program. MCM discharges its responsibilities subject to the control of the officers and Di-rectors of VAAF.

  VAAF pays MCM a Basic fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the VAAF's average month-end net assets for the quarter:

     NET ASSETS                                                            RATE
     ----------                                                            -----
     First $100 million................................................... .200%
     Next $900 million.................................................... .150%
     Next $500 million.................................................... .125%
     Over $1.5 billion.................................................... .100%

  This fee may be increased or decreased by applying an adjustment formula based on the performance of the Fund's portfolio relative to the investment record of the S&P 500 Index. The fee payment will be increased (decreased) by an incentive (penalty) of 0.05% of average net assets, if the Fund's cumula-tive investment performance for the thirty-six months preceding the end of the quarter is at least six percentage points above (below) the cumulative invest-ment record of the S&P 500 Index for the same period.

  For the fiscal years ended September 30, 1994, 1995 and 1996, Vanguard Asset Allocation Fund paid MCM approximately $1,785,000, $1,954,000 (before a de-crease of $131,000 based on performance) and $2,691,000 (before a decrease of $515,000 based on performance), respectively.

  The agreement will continue until March 31, 1998 and will be renewable thereafter for successive one-year periods, only if each renewal is specifi-cally approved by a vote of the Fund's Board of Directors, including the af-firmative votes of a majority of the Trustees who are not parties to the con-tract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance shall be effected only if approved by the affirmative vote of a majority of the out-standing voting securities of the Fund.

  VANGUARD INDEX TRUST--TOTAL STOCK MARKET PORTFOLIOAND VANGUARD STAR FUND--


                         TOTAL INTERNATIONAL PORTFOLIO

  The above-referenced Funds receive all investment advisory services on an at-cost basis from Vanguard's Core Management Group.

  The Core Management Group also provides investment advisory services to sev-eral other Vanguard Funds, including the remaining 5 Portfolios in Vanguard Index Trust, the European, Pacific and Emerging Markets Portfolios of Vanguard International Equity Index Fund, Vanguard Institutional Index Fund, Vanguard Balanced Index Fund, Vanguard Variable Insurance Fund--Equity Index Portfolio, several Portfolios of Vanguard Tax-Managed Fund, the REIT Index Portfolio of Vanguard Specialized Portfolios, the Aggressive Growth Portfolio of Vanguard Horizon Fund, a portion of Vanguard/Morgan Growth Fund and a portion of Vanguard/Windsor II, as well as to several indexed separate accounts. Total assets under management by the Core Management Group were $59 billion as of December 31, 1996. The Funds are not actively managed, but is instead adminis-tered by the Core Management Group using computerized, quantitative tech-niques. The Core Management Group is supervised by the Officers of the respec-tive funds.

                            PORTFOLIO TRANSACTIONS

  Each of the investment advisory agreements discussed on pages 7-24 autho-rizes the respective Adviser (with the approval of the respective Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund and directs the Ad-viser to use its best efforts to obtain the best available price and most fa-vorable execution as to all transactions for the respective Fund. Each Adviser undertakes to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

  In placing portfolio transactions, each Adviser will use its best judgment to choose the broker most capable of providing the brokerage services neces-sary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably deter-mined that more than one broker can offer the brokerage services needed to ob-tain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical in-formation and provide other services in addition to execution services to the respective Fund and/or each Adviser, provided that each Adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

  The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the respective Fund's Board of Directors, the Adviser may cause the respective Fund to pay a broker-dealer which furnishes brokerage and re-search services a higher commission than that which might be charged by an-other broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Adviser to the Fund.

  Currently, it is each Fund's policy that each Adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that other-wise might not be available. Each Adviser will only pay such higher commis-sions if it believes this to be in the best interest of the respective Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the Adviser and/or the Fund. However, each Adviser has informed the respective Fund that it will not pay higher com-mission rates specifically for the purpose of obtaining research services.

  Since each Fund does not market its shares through intermediary brokers or dealers, it is not the Funds' practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, each Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular trans-action, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers. Each Fund may direct its Adviser(s) to use a particular broker in exchange for commissions or rebates or research services provided to the Fund. Although the Funds managed by Vanguard's Core Management Group and Vanguard's Fixed Income Group do not operate pursuant to a formal investment advisory agreements, the aforementioned requirements and policies also apply to them.

                      TERMINATION OF ADVISORY AGREEMENTS

  Each of the investment advisory agreements described on pages 7-24 are auto-matically terminated if assigned, and may be terminated without penalty at any time (1) by either a vote of the respective Fund's Board of Directors (Trust-ees) or by vote of a majority of the outstanding voting securities of the re-spective Fund, upon 60 days' written notice to the investment advisor, or (2) by the investment adviser upon 90 days' written notice to the respective Fund.

                              PURCHASE OF SHARES

  The purchase price of shares of the Fund's Portfolios is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business and on any other day on which there is sufficient trading in each Portfolio's underlying securities to materially affect its net asset value per share. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

  The Fund reserves the right in its sole discretion (i) to suspend the offer-ing of its shares, (ii) to reject purchase orders when in the judgment of man-agement such rejection is in the best interest of the Fund, and (iii) to re-duce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of Portfolios' shares.

  To assure that the Fund continues to operate in the manner set forth in this Prospectus, including the desired composition of shareholder investments in the Fund, the Officers of the Fund will monitor and report to the Trustees the composition of the Fund's shareholder base. The Fund's shares will be marketed to tax-advantaged and other retirement accounts. The Officers will recommend to the Trustees any action they deem necessary to assure that investments in the Fund do not become inconsistent with the policies applicable to the Fund. This could include recommendations to limit sales to specific categories of investors or to revise the suitability standards for investors.

  A 0.75% portfolio transaction fee is deducted from purchases of the Total International Portfolio, including any purchases made by each of the Portfo-lios of Vanguard STAR Fund. Portfolio transaction fees are paid directly to this Portfolio in order to offset transaction costs of buying international securities in the European, Pacific and Emerging Markets Portfolios. The fee is not a sales charge.

STOCK CERTIFICATES

  Your purchase will be made in full and fractional shares of STAR calculated to three decimal places. Shares are normally held on deposit for shareholders by STAR, which will send to shareholders a statement of shares owned at the time of each transaction. This saves the shareholders the trouble of safekeep-ing the certificates, and saves STAR the cost of issuing certificates. Share certificates are, of course, available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares. Share certificates will not be offered for the Income, Conservative Growth, Moderate Growth and Growth Portfolios.

                             REDEMPTION OF SHARES

  The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not rea-sonably practicable for STAR to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit. Any redemptions may be more or less than the sharehold-er's cost depending on the market value of the Fund's underlying securities.

SIGNATURE GUARANTEES

  To protect your account, the Fund and Vanguard from fraud, signature guaran-tees are required for certain redemptions. Signature guarantees enable the Fund to verify the authenticity of a signature. Signature guarantees are re-quired in connection with: (1) all redemptions, regardless of the amount in-volved, when the proceeds are to be paid to someone other than the registered owner(s); and (2) share transfer requests.

  These requirements are not applicable to redemptions in Vanguard's prototype retirement plans, except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) cer-tain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain in-stances.

  Signature guarantees can be obtained from a bank, broker or any other guar-antor that Vanguard deems acceptable. Notaries public are not acceptable guar-antors.

  The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                            YIELD AND TOTAL RETURN

  The yield of the STAR Portfolio for the 30-day period ended December 31, 1996 was 3.87%. The yield of the Income, Conservative Growth, Moderate Growth and Growth Portfolios of the LifeStrategy Funds for the 30-day period ended December 31, 1996 was 6.10%, 4.98%, 4.02% and 2.92%.

  The average annual total return of the STAR Portfolio for the one- and five-year periods ended December 31, 1996 and, since its inception on March 29, 1985 was 16.11%, 12.80% and 12.80%, respectively. The average annual total re-turn of the Life Strategy Funds--Income Portfolio for the one-year period ended December 31, 1996 and, since its inception on September 30, 1994 was 7.65% and 13.37%. The average annual total return of the Life Strategy Funds-- Conservative Growth Portfolio for the one-year period ended December 31, 1996 and, since its inception on September 30, 1994 was 10.36% and 15.14%. The av-erage annual total return of the Life Strategy Funds--Moderate Growth Portfo-lio for the one-year period ended December 31, 1996 and, since its inception on September 30, 1994 was 12.71% and 17.28%. The average annual total return of the Life Strategy Funds -- Growth Portfolio for the one-year period ended December 31, 1996 and, since its inception on September 30, 1994 was 15.41% and 19.37%. Total return is computed by finding the average compounded rates of return over the one-year and since inception periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                              COMPARATIVE INDEXES

  Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

  Each of the investment company members of the Vanguard Group, including Van-guard STAR Fund, may from time to time, use one or more of the following un-managed indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX--consists of more than 7,000 common equity securi-ties, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market val-ue-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

MSCI EMF INDEX--an arithmetic, market value-weighted average of the perfor-mance of securities listed on the stock exchanges of twenty-two developing countries.

MSCI EAFE + SELECT EMF INDEX--an arithmetic, market value-weighted average of the performance of securities listed on the stock markets of Europe, Austra-lia, the Far East and fourteen developing countries.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convert-ible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mort-gage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND--is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND--consists of over 4,000 U.S. Trea-sury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX--all publicly offered, fixed-rate, noncon-vertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% Standard & Poor's 500 Index and 30% NASDAQ Industrial In-dex.

COMPOSITE INDEX--65% Standard & Poor's 500 Index and 35% Lehman Long-Term Cor-porate AA or Better Bond Index.

COMPOSITE INDEX--65% Lehman Long-Term Corporate AA or Better Bond Index and a 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index, 12.5% Standard & Poor's Utilities Index and 12.5% Standard & Poor's Telephone Index.)

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX--consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX--is a mar-ket weighted index that contains individually priced U.S. Treasury, agency and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agen-cy, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $700 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

RUSSELL 2000 STOCK INDEX--consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

IBBOTSON ASSOCIATES YEARBOOK--various mutual fund performance data.

LIPPER BALANCED FUND AVERAGE--An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analyt-ical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of av-erage non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL CAP FUND AVERAGE--the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX--consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Ex-changes or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES AND VOTING RIGHTS

  The Trust was established as a "business trust" under Pennsylvania law under a Declaration of Trust dated July 19, 1983. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of separate classes ("Portfolios") of shares. Currently, the Trust is offering shares of six Portfolios.

  The shares of the Fund are fully paid and non-assessable, except as set forth under "Shareholder and Trustee Liability," and have no preference as to conversion, exchange, dividends, retirement or other features. The shares have no pre-emptive rights. The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A share-holder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Fund. On any matter submitted to a vote of shareholders, all shares of the Fund then issued and outstanding and entitled to vote, irrespective of the class, shall be voted in the aggregate and not by class: except (i) when required by the Investment Company Act of 1940, shares shall be voted by individual class; and (ii) when the matter does not affect any interest of a particular class, then only shareholders of the affected class or classes shall be entitled to vote thereon.

  The Fund will continue without limitation of time, provided however that:

    (1) Subject to the majority vote of the holders of shares of any Portfo-lio outstanding, the Trustees may sell or convert the assets of such Port-folio to another investment company in exchange for shares of such invest-ment company, and distribute such shares, ratably among the shareholders of such Portfolio;

    (2) Subject to the majority vote of shares of any Portfolio outstanding, the Trustees may sell and convert into money the assets of such Portfolio and distribute such assets ratably among the shareholders of such Portfo-lio; and

    (3) Without the approval of the shareholders of any Portfolio, unless otherwise required by law, the Trustees may combine the assets of any two or more Portfolios into a single Portfolio so long as such combination will not have a material adverse effect upon the shareholders of such Portfolio.

  Upon completion of the distribution of the remaining proceeds or the remain-ing assets of any Portfolio as provided in paragraphs 1), 2) and 3) above, the Fund shall terminate as to that Portfolio and the Trustees shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties shall be cancelled and discharged.

SHAREHOLDER AND TRUSTEE LIABILITY

  Under Pennsylvania law, shareholders of a trust may, under certain circum-stances, be held personally liable as partners for the obligations of the Trust. Therefore, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instru-ment entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any share-holder held personally liable for the obligations of the Trust. The Declara-tion of Trust also provides that the Trust shall, upon request, assume the de-fense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obliga-tions. The Trustees and officers of the Trust believe that, in view of the above, the risk of personal liability to shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be lia-ble for errors of judgment or mistakes of fact or law, but nothing in the Dec-laration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negli-gence, or reckless disregard of the duties involved in the conduct of his of-fice.

                             FINANCIAL STATEMENTS

  Vanguard STAR Fund's financial statements for the year ended December 31, 1996, including the financial highlights for each of the five fiscal years in the period ended December 31, 1996, appearing in Vanguard STAR Portfolio 1996 Annual Report to Shareholders, Vanguard Life Strategy Portfolios 1996 Annual Report to Shareholders and the reports thereon of Price Waterhouse LLP, inde-pendent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Portfolios' Annual Reports to Shareholders are enclosed with this Statement of Additional Information.

                                    PART C

                              VANGUARD STAR FUND

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (A) FINANCIAL STATEMENTS

  The audited financial statements for the Registrant's Star Fund, for the year ended December 31, 1996, including Price Waterhouse LLP's report thereon, are incorporated by reference, in the Statement of Additional Information, from the Registrant's 1996 Annual Report which has been filed with the Commis-sion. The financial statements included in the Annual Report are:

   1. Statement of Net Assets as of December 31, 1996.

   2. Statement of Operations for the year ended December 31, 1996.

   3. Statement of Changes in Net Assets for the years ended December 31, 1995 and 1996.

   4. Financial Highlights for each of the five years in the period ended De-cember 31, 1996 for the STAR Portfolio, and for the two years ended De-cember 31, 1996 and the period September 30, 1994 to December 31, 1994 for the Income, Growth, Conservative Growth, Moderate Growth Portfolios (also appearing in the Prospectus, along with prior years in the case of STAR Portfolio).
   5. Notes to Financial Statements.
   6. Report of Independent Accountants.

  (B) EXHIBITS

  11. Consent of Independent Accountants*
  12. Financial Statements--reference is made to (a) above
  16. Schedule for Computation of Performance Quotations*
  27. Financial Data Schedule*
--------
* Filed herewith

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Portfolio(s)" in the Prospectuses con-stituting Part A and "Management of Vanguard STAR Fund" in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

  As of December 31, 1996 there were 310,994 shareholders of the STAR Portfo-lio; 6,282 shareholders of the Income Portfolio; 14,249 shareholders of the Conservative Growth Portfolio; 23,534 shareholders of the Moderate Growth Portfolio; and 40,330 shareholders of the Growth Portfolio.

ITEM 27. INDEMNIFICATION

  Reference is made to Article XI of Registrant's Declaration of Trust.

  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange

Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnifi-cation against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is as-serted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  The Fund has no Investment Adviser.

ITEM 29. PRINCIPAL UNDERWRITERS

  (a) None
  (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

  The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsyl-vania 19482; and the Registrant's Custodian, CoreStates Bank, N.A., Philadel-phia, Pa. 19103.

ITEM 31. MANAGEMENT SERVICES

  Other than the Amended and Restated Funds' Service Agreement with The Van-guard Group, Inc. which was previously filed as Exhibit 9(c) and described in Part B hereof under "Management of STAR;" the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

  Annual meetings of shareholders will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Regis-trant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

  Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWN OF VALLEY FORGE AND THE COMMONWEALTH OF PENNSYLVANIA, ON THE 28TH DAY OF APRIL, 1997.

                                          Vanguard Star Fund


                                          By:   /s/ Raymond J. Klapinsky
                                             ----------------------------------
                                              JOHN J. BRENNAN*,PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFEC-TIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOL-LOWING PERSONS IN THE CAPACITIES AND ON THE DATE INDICATED:

             SIGNATURES                        TITLE                 DATE

                                       Chairman of the
By:     Raymond J. Klapinsky            Board and Trustee       April 28, 1997
    ---------------------------------
           JOHN C. BOGLE*

                                       President, Trustee
By:     Raymond J. Klapinsky            and Chief Executive     April 28, 1997
    ---------------------------------   Officer
          JOHN J. BRENNAN*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
         ROBERT E. CAWTHORN*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
       BARBARA B. HAUPTFUHRER*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
         BRUCE K. MACLAURY*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
       BURTON G. MALKIEL, JR.*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
       ALFRED M. RANKIN, JR.*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
          JOHN C. SAWHILL*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
        JAMES O. WELCH, JR.*

By:     Raymond J. Klapinsky           Trustee
    ---------------------------------                           April 28, 1997
         J. LAWRENCE WILSON*

By:     Raymond J. Klapinsky           Treasurer and
    ---------------------------------   Principal Financial     April 28, 1997
         RICHARD F. HYLAND*             Officer and
                                        Accounting Officer

* By Power of Attorney. See File Number 2-14336, January 23, 1990. Incorpo-rated by Reference.

                           VANGUARD STAR FUNDS, INC.

                               INDEX TO EXHIBITS

Consent of Independent Accountants.................................... EX-99.B11
Schedule for Computation of Performance Quotations.................... EX-99.B16
Financial Data Schedule...............................................     EX-27